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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ANGELICA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: common stock, par value $1.00 per share
(2)	Aggregate number of securities to which transaction applies:
        9,302,195 shares of common stock, which excludes restricted stock and shares issuable upon exercise of options, 249,485 shares of restricted stock and 497,900 shares of common stock issuable upon exercise of outstanding stock options.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        The filing fee was determined based upon the sum of (A) 9,302,195 shares of common stock multiplied by $22.00 per share, (B) 249,485 shares of common stock represented by restricted stock multiplied by $22.00 per share, (C) options to purchase 282,400 shares of common stock with an exercise price of less than $22.00 per share multiplied by $5.11 per share (which is the difference between $22.00 and the weighted average exercise price per share), and (D) $75,000 expected to be paid for options to purchase 215,500 shares of common stock with an exercise price of more than $22.00 per share. In accordance with Exchange Act Rules 14a-6(a) and 0-11(c), the filing fee was determined by multiplying a fee of $0.0000393 by the sum of the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction: $211,655,020
	(5)	Total fee paid: $8,320
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

                , 2008

Dear Shareholder:

        You are cordially invited to attend a special meeting of shareholders of Angelica Corporation ("Angelica") to be held on                 , 2008 at                        , local time, at                                    .

        At the special meeting, you will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated as of May 22, 2008 (the "Merger Agreement") that Angelica entered into with Clothesline Holdings, Inc. ("Parent") and its wholly-owned subsidiary, Clothesline Acquisition Corporation ("Merger Sub"). Under the Merger Agreement, Parent will acquire Angelica by means of a merger of Merger Sub with and into Angelica. As a result of the merger, each issued and outstanding share of Angelica common stock (other than dissenting shares) will be converted into the right to receive $22.00 in cash, without interest and less applicable tax withholding.

        The Board of Directors of Angelica has approved the Merger Agreement and determined that the merger is in the best interests of Angelica and its shareholders, and recommends that you vote "FOR" the approval of the Merger Agreement.

        Your vote is important. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Angelica's common stock entitled to vote at the special meeting is required to approve the Merger Agreement. All of the directors and executive officers of Angelica, who, as of May 30, 2008, owned an aggregate of 648,740 shares of our common stock, or 6.53% of the outstanding shares, have indicated that they intend to vote for approval of the Merger Agreement. Steel Partners II, L.P., a shareholder who, as of May 27, 2008, owned 18.77% of the outstanding shares of our common stock, has entered into a voting agreement with Parent, pursuant to which it has agreed to vote in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby.

        Shareholders are urged to read carefully the accompanying proxy statement, which contains a detailed description of the merger and related matters. You may also obtain more information about Angelica from documents it has filed with the Securities and Exchange Commission.

        Whether or not you plan to attend the special meeting personally, as soon as possible please complete, sign and date the enclosed proxy card and mail it in the enclosed postage-paid envelope, cast your vote via the Internet or telephone (as specified on the proxy card), or instruct your broker, bank or other nominee how to vote your shares (if your shares are held in "street name"). If you attend the special meeting, you may, by following the procedures outlined in the accompanying proxy materials, vote in person if you wish, even if you have previously voted by submitting your proxy. You should not send in the certificates for your shares of common stock until you receive specific instructions at a later date.

        We thank you for your prompt attention to this matter and your support.

Sincerely,

Stephen M. O'Hara
President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosures in this document. Any representation to the contrary is a criminal offense.

        The accompanying proxy statement is dated                 , 2008 and is first being mailed to Angelica shareholders on or about                  , 2008.

ANGELICA CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held                 , 2008

To the Shareholders of Angelica Corporation:

        A Special Meeting of Shareholders of Angelica Corporation ("Angelica") will be held at                        on                              , 2008, at            local time, for the following purposes:

  1.
  To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of May 22, 2008 (the "Merger Agreement"), by and among Angelica, Clothesline Holdings, Inc. ("Parent") and Clothesline Acquisition Corporation ("Merger Sub"), pursuant to which, upon the merger becoming effective, each share of common stock, par value $1.00 per share, of Angelica (other than shares held by shareholders who properly demand dissenter's rights in compliance with all of the required procedures under Missouri law) will be converted into the right to receive $22.00 in cash, without interest;

  2.
  To consider and vote upon any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for approval of the Merger Agreement at the special meeting; and

  3.
  To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

        The Board of Directors has fixed the close of business on                 , 2008 as the record date for the determination of shareholders entitled to receive notice of and to vote at the special meeting and any postponements and adjournments thereof. A list of shareholders entitled to vote at the special meeting will be available for examination by Angelica's shareholders for any purpose germane to the special meeting: (i) at the special meeting upon the request of an Angelica shareholder or (ii) for a period of ten (10) days prior to the special meeting during ordinary business hours at Angelica's principal executive offices at 424 South Woods Mill Road, Chesterfield, Missouri, 63017-3406.

        We urge you to read the accompanying proxy statement carefully as it sets forth details of the proposed merger and other important information related to the merger.

        Your vote is important, regardless of the number of shares of Angelica's common stock you own. The adoption of the Merger Agreement requires the affirmative approval of the holders of at least two-thirds of the outstanding shares of Angelica's common stock entitled to vote at the special meeting. Even if you plan to attend the special meeting in person, we request that you submit your proxy prior to the special meeting by signing and returning the enclosed proxy card, voting via the Internet or telephone (as specified on the proxy card), or instructing your broker, bank or other nominee how to vote your shares (if your shares are held in "street name") to ensure that your shares will be represented at the special meeting if you are unable to attend. If you fail to submit your proxy and do not attend the special meeting in person, it will have the same effect as a vote against the adoption of the Merger Agreement.

        If the merger is consummated, holders of Angelica's common stock entitled to vote on the proposal to approve the Merger Agreement who did not vote in favor thereof and who properly elected to dissent pursuant to Section 351.455 of the General and Business Corporation Law of Missouri (the "MGBCL") will have the right to receive payment of the "fair value" of their shares pursuant to Section 351.455 of the MGBCL. The full text of Section 351.455 of the MGBCL is included as Appendix C to the proxy statement accompanying this Notice of Special Meeting of Shareholders. For a summary of the dissenters' rights of Angelica's shareholders, see "THE MERGER—Dissenters' Rights" in the accompanying proxy statement. Failure to comply strictly with the procedures set forth in Section 351.455 of the MGBCL will cause a shareholder to lose dissenters' rights.

        You are cordially invited to attend the special meeting. However, whether or not you plan to be personally present at the special meeting, please promptly complete, sign and date the enclosed proxy card and return it in the envelope provided, vote via the Internet or telephone (as specified on the proxy card) or instruct your broker, bank or other nominee how to vote your shares (if your shares are held in "street name"). If you properly sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote in favor of approval of the Merger Agreement and in favor of any proposal to adjourn the special meeting, if necessary. If you do not return your proxy card, do not vote via the Internet or telephone, do not attend the special meeting and vote in person, or do not instruct your broker, bank or other nominee how to vote your shares (if your shares are held in "street name"), it will have the same effect as a vote against the approval of the Merger Agreement, but will not affect the outcome of the vote regarding the adjournment of the special meeting, if necessary. No postage is necessary if mailed in the United States. If you are a shareholder of record, or hold a valid proxy to vote at the meeting, and attend the special meeting, you may, by following the procedures discussed in the accompanying proxy materials, revoke your proxy by voting in person.

        Angelica's board of directors recommends that you vote "FOR" the adoption of the Merger Agreement and "FOR" approval of discretionary authority to the persons named as proxies to vote to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

By Order of the Board of Directors,

Stephen M. O'Hara
President and Chief Executive Officer

Chesterfield, Missouri
                 , 2008

i

Conditions to the Merger	52
Termination of the Merger Agreement	53
Expenses and Termination Fees	53
Amendment; Extension and Waivers	54
Governing Law	54
THE VOTING AGREEMENT	55
MARKET PRICES AND DIVIDENDS	56
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	57
SHAREHOLDER PROPOSALS	59
WHERE YOU CAN FIND MORE INFORMATION	59
Appendix A—Agreement and Plan of Merger
Appendix B—Opinion of Morgan Joseph & Co., Inc.
Appendix C—Section 351.455 of the General and Business Corporation Law of Missouri
Appendix D—Voting Agreement

ANGELICA CORPORATION

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

                , 2008

QUESTIONS AND ANSWERS ABOUT THE MERGER

        The following questions and answers are provided for your convenience and briefly address some questions you may have about the merger and the special meeting of Angelica shareholders. These questions and answers may not address all questions that may be important to you as an Angelica shareholder. Please also consult the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement, and the documents referred to in this proxy statement.

        Except as otherwise specifically noted in this proxy statement or as the context otherwise requires, "we," "our," "us" and similar words in this proxy statement refer to Angelica Corporation and its subsidiaries. In addition, we sometimes refer to Angelica Corporation as "Angelica" or the "Company." We refer to Clothesline Holdings, Inc. as "Parent" and to Clothesline Acquisition Corporation as "Merger Sub."

        Q:    What am I being asked to vote on?

        A:    You are being asked to vote upon a proposal to approve a Merger Agreement that provides for the proposed acquisition of Angelica by Parent, and to grant the persons named as proxies discretionary authority to vote to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes to approve the Merger Agreement. The proposed acquisition would be accomplished through a merger of Merger Sub, a wholly-owned subsidiary of Parent, with and into Angelica. After the merger, Angelica will be the surviving corporation and Parent will own all of our common stock.

        Q:    Where and when is the special meeting?

        A:    The special meeting will take place at            on                , 2008, at    local time.

        Q:    What will Angelica's shareholders receive in the merger?

        A:    If the merger is consummated, our shareholders will receive $22.00 in cash, without interest and less any applicable tax withholding, for each share of Angelica common stock they own (other than dissenting shares). See "THE MERGER AGREEMENT—Consideration to be Received in the Merger."

        Q:    What do I need to do now?

        A:    After you read this proxy statement carefully and consider how the merger affects you, mail your completed, dated and signed proxy card in the enclosed return envelope, or vote via the Internet or telephone (as specified in the proxy card), as soon as possible so that your shares can be voted at the special meeting of our shareholders. If you hold your shares in "street name," follow the instructions from your broker, bank or other nominee on how to vote your shares. Please do not send in your stock certificates with your proxy.

        Q:    How does Angelica's board of directors recommend I vote?

        A:    At a meeting held on May 22, 2008, Angelica's board of directors approved the Merger Agreement and declared the Merger Agreement and the merger to be in the best interests of Angelica and its shareholders. Except with respect to Stephen M. O'Hara, our President and Chief Executive Officer, our board of directors consists solely of independent directors. Our independent directors unanimously approved the Merger Agreement and declared the Merger Agreement and the merger to be in the best interests of Angelica and its shareholders. Citing the potential appearance of a conflict of interest arising out of his continued employment with Angelica following the merger, Mr. O'Hara abstained from voting on the Merger Agreement and the merger. Our board of directors recommends that you vote "FOR" approval of the Merger Agreement and "FOR" approval of the proposal to grant discretionary authority to the persons named as proxies to vote to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies. See "THE MERGER—Recommendation of Angelica's Board and Reasons for the Merger." When considering the recommendation by our board of directors in favor of the merger, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, your interests. See "THE MERGER—Interest of our Directors and Executive Officers in the Merger."

        Q:    What vote of shareholders is required to approve the proposals at the special meeting?

        A:    Approval of the Merger Agreement requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Angelica's common stock entitled to vote at the special meeting.

        The proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the shares represented in person or by proxy at the special meeting entitled to vote thereon.

        All of the directors and executive officers of Angelica, who, as of May 30, 2008, owned an aggregate of 648,740 shares of our common stock, or 6.53% of the outstanding shares, have indicated that they intend to vote for approval of the Merger Agreement. Steel Partners II, L.P., a shareholder who, as of May 27, 2008, owned 18.77% of the outstanding shares of our common stock, has entered into a voting agreement with Parent, pursuant to which it has agreed to vote in favor of the adoption and approval of the merger agreement and the transactions contemplated thereby.

        Q:    Who is entitled to vote at the special meeting?

        A:    Only shareholders of record as of the close of business on                , 2008, the record date for the special meeting, are entitled to receive notice of the special meeting and to vote at the special meeting, or at any adjournments or postponements of the special meeting. On the record date        shares of our common stock, held by         shareholders of record, were outstanding.

        Most of our shareholders hold their shares beneficially through a broker, bank or other nominee rather than directly in their own names as shareholders of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

  •
  SHAREHOLDER OF RECORD—If your shares are registered directly in your name then you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you. As the shareholder of record, you have the right to grant a proxy or vote in person at the meeting.

  •
  BENEFICIAL OWNER—If your shares are held through a broker, bank or other nominee (e.g., shares held in a "brokerage account"), then you are considered to be the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. You are also invited to attend the special meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the meeting unless you first obtain a legal proxy from your broker, bank or other nominee holding your shares.

        Q:    May I vote in person?

        A:    Yes. If you are a shareholder of record you may attend the special meeting and vote your shares in person, rather than signing and returning your proxy card or voting via the Internet or telephone. If you are the beneficial owner of shares held in "street name," you must get a proxy from your broker, bank or other nominee in order to attend the special meeting and vote those shares.

        Q:    May I vote via the Internet or telephone?

        A:    If you are a shareholder of record, you may submit a proxy by telephone or electronically through the Internet by following the instructions included with your proxy card.

        If you are the beneficial owner of shares held in "street name," please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to provide voting instructions to your broker, bank or other nominee by telephone or electronically.

        Proxies submitted via the Internet or telephone must be received by 11:59 p.m. Eastern time on                , 2008.

        Q:    How are votes counted?

        A:    For the proposal relating to the Merger Agreement, you may vote FOR, AGAINST or ABSTAIN. Approval of the Merger Agreement requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote at the special meeting. Abstentions will not count as votes cast on the proposal relating to the approval of the Merger Agreement. As a result, if you ABSTAIN, it has the same effect as if you vote AGAINST the approval of the Merger Agreement.

        For the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies, you may vote FOR, AGAINST or ABSTAIN. The approval of any proposal to adjourn the special meeting requires the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the special meeting and entitled to vote thereon. Abstentions will not count as votes cast on the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies. As a result, if you ABSTAIN, it has the same effect as if you vote AGAINST adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

        Q:    How will my proxy be voted?

        A:    If proxies are properly dated, executed and returned, the shares they represent will be voted at the special meeting in accordance with the instructions of the shareholder. If proxies are properly dated, executed and returned but no specific voting instructions are given, the related shares will be voted as follows:

  •
  FOR the approval of the Merger Agreement;

  •
  FOR the grant of discretionary authority to the persons named as proxies to vote to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

        Q:    What happens if I do not return my proxy card, do not vote via the Internet or telephone, do not attend the special meeting and vote in person, or do not instruct my broker, bank or other nominee how to vote my shares (if my shares are held in "street name")?

        A:    Approval of the Merger Agreement requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote at the special meeting. Therefore, if you do not return your proxy card, do not vote via the Internet or telephone, do not attend the special meeting and vote in person, or do not instruct your broker, bank or other nominee how to vote your shares (if your shares are held in "street name") it will have the same effect as if you voted against approval of the Merger Agreement. The approval of any proposal to adjourn the special meeting requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the special meeting and entitled to vote thereon. If you do not return your proxy card, do not vote via the Internet or telephone, do not attend the special meeting and vote in person, or do not instruct your broker, bank or other nominee how to vote your shares (if

v

your shares are held in "street name"), it will not affect the outcome of the vote on this matter because these votes will not be considered present and entitled to vote for this purpose.

        Q:    If my broker, bank or other nominee holds my shares in "street name," will my broker, bank or other nominee vote my shares for me?

        A:    Your broker, bank or other nominee will not be able to vote your shares without instructions from you. You should instruct your broker, bank or other nominee to vote your shares following the procedure provided by your broker, bank or other nominee. A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf does not vote on a proposal because the nominee has not yet received your instructions and lacks discretionary power to vote the shares.

        Approval of the Merger Agreement requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote at the special meeting. Broker non-votes will not count as votes cast on a proposal. As a result, broker non-votes will have the same effect as a vote against the adoption of the Merger Agreement. The approval of any proposal to adjourn the special meeting requires the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the special meeting and entitled to vote thereon. Therefore, broker non-votes will not affect the outcome of the vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies because these votes will not be considered present entitled to vote for this purpose. See "THE SPECIAL MEETING—Proxies."

        Q:    May I change my vote after I have submitted my proxy?

        A:    Yes. You may change your vote at any time before your proxy is voted at the special meeting. If you are a shareholder of record, you can do this in one of four ways.

  •
  First, you can deliver to D.F. King & Co., Inc. ("D.F. King"), our proxy solicitor, a written notice bearing a date later than your previously submitted proxy stating that you would like to revoke your proxy.

  •
  Second, you can complete, execute and deliver to D.F. King, a new, later dated proxy card for the same shares.

  •
  Third, you can log onto the Internet website specified on your proxy card in the same manner you would do to submit your proxy electronically or by calling the telephone number specified on your proxy card (in each case if you are eligible to do so) and follow the instructions on the proxy card.

  •
  Fourth, you can attend the special meeting and vote in person. Your attendance alone will not revoke your proxy.

        Any written notice of revocation or subsequent proxy should be delivered to D.F. King or hand delivered to D.F. King, at 48 Wall Street, 22nd Floor, New York, New York 10005, at or before the taking of the vote at the special meeting.

        If you are the beneficial owner of shares held in "street name" by your broker, bank or other nominee and you have instructed such broker, bank or other nominee to vote your shares, you must follow directions received from such broker, bank or other nominee to change those instructions. See "THE SPECIAL MEETING—Proxies."

        Q:    What should I do if I receive more than one set of voting materials?

        A:    You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. If you beneficially own shares held in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are voted.

        Q:    What happens if I sell my shares of Angelica common stock after the record date but before the special meeting?

        A:    The record date for the special meeting is earlier than the date of the special meeting and the date that the merger is expected to be completed. If you transfer your shares of Angelica common stock after the record date but before the special meeting, you will retain your right to vote at the special meeting, but will transfer the right to receive the merger consideration.

        Q:    Will the merger be taxable to me?

        A:    Generally, yes. The receipt of cash pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder in the merger and the shareholder's adjusted basis in the shares of Angelica common stock converted into cash in the merger. If the shares of Angelica common stock are held by a shareholder as capital assets, gain or loss recognized by such shareholder will be capital gain or loss, which will be long term capital gain or loss if the shareholder's holding period for the shares of Angelica common stock exceeds one year. Because individual circumstances may differ, you should consult your own tax advisor to determine the particular tax effects to you. See "THE MERGER—Material U.S. Federal Income Tax Consequences."

        Q:    Am I entitled to dissenters' rights?

        A: Yes. If the merger is consummated, holders of Angelica's common stock entitled to vote on the proposal to approve the Merger Agreement who did not vote in favor thereof and who properly elected to dissent pursuant to Section 351.455 of the General and Business Corporation Law of Missouri (the "MGBCL") will have the right to receive payment of the "fair value" of their shares pursuant to Section 351.455 of the MGBCL. The full text of Section 351.455 of the MGBCL is included as Appendix C to this proxy statement. See "THE MERGER—Dissenters' Rights." Failure to comply strictly with the procedures set forth in Section 351.455 of the MGBCL will cause a shareholder to lose dissenters' rights.

        Q:    How will I receive the merger consideration and when should I send in my Angelica stock certificates?

        A:    Shortly after the merger is completed, shareholders of record will receive written instructions for exchanging shares of our common stock for the merger consideration. If you beneficially own shares held in "street name" by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your "street name" shares and receive the merger consideration for those shares. DO NOT SEND ANY STOCK CERTIFICATES WITH YOUR PROXY.

        Q:    What will happen to unexpired and unexercised options to purchase shares of common stock held under stock option plans of Angelica?

        A:    Prior to the completion of the merger, we will initiate an issuer tender offer pursuant to which we will offer to purchase for cancellation each unexpired and unexercised option to purchase shares of common stock held under any benefit plan of Angelica for an amount equal to the product of (i) the total number of shares subject to such option and (ii) the excess of the merger consideration of $22.00 per share over the exercise price per share subject to such option. Certain of our outstanding options are exercisable at a price per share that is greater than $22.00. In connection with the issuer tender offer, we also expect to offer to purchase for cancellation these "out-of-the-money" options for an aggregate amount not to exceed $75,000. We currently expect to purchase each "out-of-the-money" option for $0.82, an amount determined under the Black-Scholes option pricing model after giving effect to a 35% discount for lack of liquidity and control. The options held by Mr. O'Hara and John S. Olbrych, our Chief Administrative Officer, with an exercise price greater than $22.00 per share will be cancelled as partial consideration for the opportunity to enter into new employment agreements with Merger Sub prior to the consummation of the merger.

        Q:    Who can help answer my questions?

        A:    If you would like additional copies, without charge, of this proxy statement or if you have more questions about the merger, including the procedures for voting your shares, you should contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and brokers call collect: (212) 269-5550
All others call toll-free: (800) 431-9643

SUMMARY TERM SHEET

        This summary highlights selected information from this proxy statement and may not contain all of the information that may be important to you. For a more complete understanding of the merger and related transactions and the other information contained in this proxy statement, you should read carefully this entire proxy statement, the appendices to this proxy statement and the documents we refer you to in this proxy statement. A copy of the Agreement and Plan of Merger, dated as of May 22, 2008, by and among Parent, Merger Sub and Angelica (the "Merger Agreement") is attached as Appendix A to this proxy statement. For instructions on obtaining more information concerning us, see "WHERE YOU CAN FIND MORE INFORMATION" on page 59.

        References to "Angelica," "we," "our" or "us" in this proxy statement refer to Angelica Corporation and its subsidiaries unless otherwise indicated by context.

The Companies

  Angelica Corporation (see page 2)

  Angelica Corporation
  424 South Woods Mill Road
  Chesterfield, Missouri 63107-3406
  (314) 854-3800

  Headquartered in Chesterfield, Missouri, we are a provider of outsourced linen management services to the U.S. healthcare industry. We provide laundry services, linen and apparel rental and on-site linen management services to a customer base of approximately 4,200 healthcare providers located in 25 states. To a more limited extent, we also provide linen management services to customers in the hospitality business.

  Parent and Merger Sub (see page 2)

  Clothesline Holdings, Inc.
  c/o Lehman Brothers Merchant Banking
  399 Park Avenue
  New York, New York 10022
  (212) 526-7000

  Clothesline Holdings, Inc. (which we refer to as "Parent") is a Delaware corporation formed on May 16, 2008 solely for the purpose of acquiring Angelica. Parent has not engaged in any business except as contemplated by the Merger Agreement.

  Clothesline Acquisition, Inc.
  c/o Lehman Brothers Merchant Banking
  399 Park Avenue
  New York, New York 10022
  (212) 526-7000

  Clothesline Acquisition, Inc. (which we refer to as "Merger Sub"), a wholly-owned subsidiary of Parent, was organized under the laws of Missouri on May 19, 2008 solely for the purpose of acquiring Angelica. Merger Sub has not engaged in any business except as contemplated by the Merger Agreement.

  Lehman Brothers Merchant Banking Fund IV L.P.

  Lehman Brothers Merchant Banking
  399 Park Avenue 9th Floor
  New York, NY 10022

  Parent and Merger Sub are affiliates of Lehman Brothers Merchant Banking Partners IV L.P. and Lehman Brothers Holdings Inc., a New York City-based global investment bank that entered the private equity business in 1984.

The Special Meeting

  General (see page 2)

        This proxy statement is furnished to our shareholders for use at the special meeting of shareholders called to consider and vote upon (1) the proposal to approve the Merger Agreement and (2) any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes to approve the Merger Agreement. The special meeting will be held at        local time on                , 2008 at        .

  Record Date and Quorum Requirement (see pages 2-3)

        We have set the close of business on            , 2008 as the record date for determining those shareholders who are entitled to notice of and to vote at the special meeting. On the record date        shares of our common stock held by        shareholders of record, were outstanding. Each share of common stock is entitled to one vote.

        A majority of the shares of our common stock issued and outstanding and entitled to vote at the special meeting must be present in person or represented by proxy to constitute a quorum for transacting business at the special meeting.

  Vote Required (see page 3)

        The approval of the Merger Agreement requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote at the special meeting. If you do not return your proxy card, do not vote via the Internet or telephone, do not attend the special meeting and vote in person, or do not instruct your broker, bank or other nominee how to vote your shares (if your shares are held in "street name") it will have the same effect as if you voted against the Merger Agreement.

        Because approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of holders representing a majority of the voting power present in person or by proxy at the special meeting, abstentions will have the same effect as voting against that proposal. A failure to attend the meeting in person together with a failure to submit a proxy will have no effect with respect to the adjournment proposal. Because brokers do not have discretionary authority to vote on proposals presented at the meeting, broker non-votes will not count as votes for or against the proposal to adjourn the meeting.

        All of the directors and executive officers of Angelica, who, as of May 30, 2008, owned an aggregate of 648,740 shares of our common stock, or 6.53% of the outstanding shares, have indicated that they intend to vote for approval of the Merger Agreement. Steel Partners II, L.P. ("Steel Partners"), a shareholder who, as of May 27, 2008, owned 18.77% of the outstanding shares of our common stock, has entered into a voting agreement with Parent, pursuant to which it has agreed to vote in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby.

x

  The Voting Agreement (see page 55)

        In connection with the Merger Agreement, Parent and Steel Partners have entered into a voting agreement with Parent, dated as of May 22, 2008, which provides among other things that Steel Partners will vote in favor of the Merger Agreement and the merger at the special meeting for which this proxy statement relates. As of May 27, 2008, Steel Partners owned 18.77% of the outstanding shares of our common stock.

The Merger

  The Merger (see page 5)

        The Merger Agreement provides for the acquisition by Parent of Angelica through the merger of its wholly-owned subsidiary, Merger Sub, with and into Angelica. After the merger, Angelica will be the surviving corporation and Parent will own all of our common stock.

  What You Will Receive in the Merger (see page 43)

        Unless you seek dissenters' rights, you will be entitled to receive $22.00 in cash, without interest and subject to applicable tax withholding, in exchange for each share of our common stock you own at the time of the merger.

  Treatment of Outstanding Stock Options (see page 43)

        Prior to the completion of the merger we will initiate an issuer tender offer pursuant to which we will offer to purchase for cancellation each unexpired or unexercised option to purchase shares of common stock held under any benefit plan of Angelica for an amount equal to the product of (i) the total number of shares subject to such option and (ii) the excess of the merger consideration of $22.00 per share over the exercise price per share subject to such option. Certain of our outstanding options are exercisable at a price per share that is greater than $22.00. In connection with the issuer tender offer, we also expect to offer to purchase for cancellation these "out-of-the-money" options for an aggregate amount not to exceed $75,000. We currently expect to purchase each "out-of-the-money" option for $0.82, an amount determined under the Black-Scholes option pricing model after giving effect to a 35% discount for lack of liquidity and control.

        The consummation of the issuer tender offer is conditioned upon and is expected to occur immediately prior to the completion of the merger. Parent and Merger Sub's obligation to consummate the merger is conditioned upon the holders of at least 90% of the outstanding options consenting to the cancellation of their options. The options held by Mr. O'Hara and Mr. Olbrych with an exercise price greater than $22.00 per share will not be tendered for in the issuer tender offer but will be cancelled as partial consideration for the opportunity to enter into new employment agreements with Merger Sub prior to the consummation of the merger.

  Expected Time for Completing the Merger (see page 42)

        We are working to complete the merger as soon as practicable, but we must first satisfy the conditions to the completion of the merger set forth in the Merger Agreement. We presently expect to complete the merger in the        quarter of 2008. However, we cannot provide you absolute assurance of when or if the merger will occur.

  Reasons for the Merger (see page 15)

        Our board of directors considered a number of factors in reaching its determination to approve the Merger Agreement. See "THE MERGER—Recommendation of Angelica's Board and Reasons for the Merger."

  Opinion of Financial Advisor (see page 18)

        In connection with the merger, our board of directors received an opinion, subsequently confirmed in writing, from Morgan Joseph & Co. Inc., its financial advisor (referred to hereinafter as Morgan Joseph), as to the fairness, from a financial point of view and as of the date of such opinion, to the holders of our common stock (other than Parent and Merger Sub), of the consideration to be received by those holders of our common stock. The full text of Morgan Joseph's written opinion, dated May 22, 2008, is attached to this proxy statement as Appendix B and incorporated in this document by reference. You are encouraged to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the scope of review undertaken.

        Morgan Joseph's opinion addressed only the fairness of the merger consideration to the holders of our common stock (other than Parent and Merger Sub) from a financial point of view as of the date of the opinion and did not address any other aspect of the merger, including the merits of the underlying decision by Angelica to enter into the Merger Agreement. The opinion was addressed only to our board of directors and does not constitute a recommendation as to how any shareholder should vote or act on the merger or any other matter relating to the proposed merger. See "THE MERGER—Opinion of Angelica's Financial Advisor."

  The Board of Directors Recommends That You Vote "FOR" the Merger Agreement (see page 15)

        After careful consideration, our board of directors has approved the Merger Agreement and has determined that the Merger Agreement and merger are in the best interests of us and our shareholders. Except with respect to Stephen M. O'Hara, our President and Chief Executive Officer, our board of directors consists solely of independent directors. Our independent directors unanimously approved the Merger Agreement and declared the Merger Agreement and the merger to be in the best interests of Angelica and its shareholders. Citing the potential appearance of a conflict of interest arising out of his continued employment with Angelica following the merger, Mr. O'Hara abstained from voting on the Merger Agreement and the merger. Our directors recommend that you vote "FOR" the approval of the Merger Agreement and "FOR" the approval to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for approval of the Merger Agreement at the special meeting.

  Interests of Our Directors and Executive Officers in the Merger (see page 26)

        When considering the recommendation by our board of directors in favor of the merger, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, your interests, including the following:

  •
  Prior to the completion of the merger, we will initiate an issuer tender offer pursuant to which we will offer to purchase for cancellation each unexpired and unexercised stock option held under any benefit plan of Angelica for an amount equal to the product of (i) the total number of shares subject to such option and (ii) the excess of the merger consideration of $22.00 per share over the exercise price per share subject to such option. Certain of our outstanding options are exercisable at a price per share that is greater than $22.00. In connection with the issuer tender offer, we also expect to offer to purchase for cancellation these "out-of-the-money" options for an aggregate amount not to exceed $75,000. We currently expect to purchase each "out-of-the-money" option for $0.82, an amount determined under the Black-Scholes option pricing model after giving effect to a 35% discount for lack of liquidity and control. Our directors and executive officers who hold options will be among the recipients of the issuer tender offer, although with respect to their "out-of-the-money" options, Mr. O'Hara and Mr. Olbrych will not participate in the tender offer (but these options will be cancelled as partial consideration for the opportunity to enter into new employment agreements with Merger Sub prior to the consummation of the merger). In addition, Mr. Olbrych, will have the opportunity to tender unvested options exercisable into 37,500 shares of our common stock notwithstanding the unvested status of such options.

  •
  Certain of our directors and executive officers were granted restricted stock awards under our benefit plans that will automatically vest upon the effective time of the merger and convert into the right to receive the $22.00 per share merger consideration in accordance with the Merger Agreement. Under the new employment agreements Mr. O'Hara and Mr. Olbrych expect to enter into with Merger Sub prior to the effective time of the merger, they will agree to invest in common stock of the Parent a portion of the aggregate after-tax proceeds they receive as a result of the issuer tender offer for their stock options and their exchange of restricted stock received under Angelica's Long-Term Incentive Plan for merger consideration. With respect to their options exercisable at a price greater than $22.00, Messrs. O'Hara and Olbrych will not participate in the issuer tender offer (but these options will be cancelled as partial consideration for the opportunity to enter into new employment agreements with Merger Sub prior to the consummation of the merger).

  •
  Certain of our directors and executive officers were granted restricted cash awards under our benefit plans that will vest as a result of the merger under certain circumstances. Under the new employment agreements Messrs. O'Hara and Olbrych expect to enter into with Merger Sub prior to the effective time of the merger, they will agree to forgo any cash payments resulting from the merger that relate to their maximum cash incentive awards under Angelica's Long Term Incentive Plan in exchange for restricted stock units with respect to the common stock of the Parent of equivalent value.

  •
  Our executive officers, other than Mr. Olbrych, have existing employment agreements which provide for "change in control" payments to be made under certain circumstances as a result of the merger.

  •
  Prior to the effective time of the merger it is expected that Messrs. O'Hara and Olbrych will enter new employment agreements with the Merger Sub that will become effective upon the consummation of the merger and replace their current employment agreements.

  •
  Following the effective time of the merger, certain of our executive officers will receive grants of options to purchase common stock of Parent pursuant to the terms of a benefit plan established by Parent under which it is anticipated that Mr. O'Hara will receive options to purchase 3% of the fully diluted equity of Parent. Additional executive officers, including Mr. Olbrych, will receive options to purchase up to an aggregate total of between 5% and 6% of the fully diluted equity of Parent, and options to purchase between 1% and 2% of the fully diluted equity of Parent will be reserved for future grants.

  •
  Indemnification and liability insurance arrangements for our current and former officers and directors will be continued for six years following the effective time of the merger.

        Our board of directors was aware of these interests and considered them, among other matters, in making its recommendation to our shareholders to approve the Merger Agreement.

  Market Prices and Dividends (see page 56)

        Our common stock trades on the New York Stock Exchange under the symbol "AGL."

        The closing price of a share of our common stock on May 22, 2008, which was the trading day immediately preceding our announcement that we had entered into the Merger Agreement, was $16.45

per share. On            , 2008, which was the last trading day before the date of this proxy statement, our common stock closed at $            per share.

        We paid dividends on our common stock during 2008, 2007 and 2006.

  Financing the Merger (page 38)

        Parent estimates that the total amount of funds necessary to consummate the merger and the related transactions, including related fees and expenses, is approximately $310,000,000, consisting of:

  •
  approximately $211,000,000 to pay Angelica's shareholders and option holders the amounts due to them under the Merger Agreement (assuming that no Angelica shareholder validly exercises its dissenters' rights);

  •
  approximately $14,000,000 to pay related fees and expenses in connection with the merger; and

  •
  approximately $85,000,000 to refinance certain existing indebtedness.

        These payments are expected to be funded by a combination of equity and debt financing arranged by Parent and, to the extent available, cash of Angelica. Parent has obtained equity and debt financing commitments described in the section entitled "The Merger—Financing the Merger" in connection with the transactions. The Merger Agreement permits changes to the contemplated debt financing under certain circumstances specified in the Merger Agreement. The total funded indebtedness of the Company and its subsidiaries following the transactions is expected to be approximately $175,000,000.

        The consummation of the merger is subject to the satisfaction or waiver of the conditions set forth in the debt financing commitments letter the Parent received. See "The Merger—Financing the Merger."

  Conditions to the Completion of the Merger (see page 52)

        Parent's, Merger Sub's and our respective obligations to consummate the merger are subject to the satisfaction of the following conditions:

  •
  approval of the Merger Agreement by our shareholders in accordance with Missouri law and our Articles of Incorporation;

  •
  the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act"); and

  •
  the absence of any law, rule, injunction, judgment, decree or order prohibiting the merger.

        In addition, we are not obligated to effect the merger unless the following conditions have been satisfied or waived in writing:

  •
  accuracy of the representations and warranties of Parent and Merger Sub, subject to certain materiality exceptions which are not applicable to the financing commitment representation;

  •
  performance of the covenants and obligations of Parent and Merger Sub, subject to certain materiality exceptions; and

  •
  receipt of a certificate signed on behalf of Parent certifying as to the above two matters.

        In addition, Parent and Merger Sub are not obligated to complete the merger unless a number conditions are satisfied or waived in writing, including the following:

  •
  the conditions in the debt financing commitments Parent has entered into to finance the merger have been satisfied or waived;

  •
  performance of our covenants, subject to certain materiality exceptions;

  •
  absence of a material adverse effect since the date of the Merger Agreement;

  •
  holders of not more than 10% of our common stock having given notice of their exercise of dissenters' rights under Missouri law; and

  •
  the holders of at least 90% of the unexpired and unexercised stock options held under any benefit plan of Angelica have consented to the cancellation of such options, by accepting the issuer tender offer or otherwise.

        We, Parent or Merger Sub cannot rely on the failure of a closing condition as an excuse not to close, if the party seeking to rely on the failure did not perform any of its obligations under the Merger Agreement in good faith.

  Termination of the Merger Agreement (see page 53)

        The Merger Agreement may be terminated under certain circumstances including:

  •
  by mutual written consent of Parent and us;

  •
  by either Parent or us

  •
  if a court or governmental authority issues takes any action restraining, enjoining or otherwise prohibiting the merger;

  •
  if we fail to obtain shareholder approval;

  •
  if the merger has not been completed by November 22, 2008;

  •
  by us

  •
  if Parent or Merger Sub breaches any representation, warranty or covenant that results in the failure of the conditions to our obligation to complete the merger;

  •
  if we enter a definitive agreement relating to a superior proposal;

  •
  by Parent

  •
  if we breach any representation, warranty or covenant that would result in the failure of the conditions to Parent's obligation to complete the merger;

  •
  if our board of directors changes its recommendation to our shareholders;

  •
  if we enter into a merger agreement, letter of intent or similar agreement relating to an acquisition proposal;

  •
  we enter into an agreement requiring us to fail to consummate the transaction or breach our obligations under the Merger Agreement; or

  •
  we willfully and materially breach our obligations under the provision regarding solicitation and obtaining shareholder approval.

  Termination Fees and Expenses (see page 53)

        The Merger Agreement requires that we pay Parent a $9.0 million termination fee if:

        (1)   (a) the Merger Agreement is terminated and we enter into an acquisition proposal or consummate transactions contemplated by an acquisition proposal within 12 months of termination; and

          (b)   (i) the merger has not been completed by November 22, 2008; (ii) we failed to obtain shareholder approval when there was an acquisition proposal pending; or (iii) we willfully breached a representation warranty or covenant;

        (2)   the Parent terminates the Merger Agreement because:

          (a)   we enter into a merger agreement, letter of intent or similar agreement relating to an acquisition proposal;

          (b)   we enter into an agreement requiring us to fail to consummate the transaction or breach our obligations under the Merger Agreement; or

          (c)   we willfully and materially breach our obligations under the no-solicitation provision;

        (3)   we terminate the Merger Agreement to enter into a definitive agreement relating to a superior proposal; or

        (4)   the Parent terminates the Merger Agreement because our board of directors changed its recommendation to the shareholders.

        In addition, the merger agreement requires us to pay to Parent a $3.5 million termination fee plus reasonable expenses not to exceed $1 million, if there is no acquisition proposal pending or disclosed to our board of directors and the shareholders fail to approve the merger

        The Merger Agreement further requires that Parent pay us:

        (1)   a $3.5 million reverse termination fee plus reasonable expenses up to $500,000 if the merger has not been consummated by November 22, 2008 solely as a result of Parent not receiving the necessary debt financing;

        (2)   a $9 million reverse termination fee if all the closing conditions are met and the Parent or Merger Sub willfully breaches a representation, warranty or covenant.

  Regulatory Approvals (see page 33)

        Completion of the merger is subject to expiration or termination of the waiting period under the HSR Act. The merger cannot proceed in the absence of expiration or early termination of the waiting period. Angelica and Parent filed notification and report forms under the HSR Act with the Federal Trade Commission, which we refer to as the FTC, and the Antitrust Division of the Department of Justice on        , 2008. At any time before or after completion of the merger, notwithstanding the expiration or early termination of the waiting period under the HSR Act, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Angelica or Parent. The consummation of the merger is subject to the condition that there be no law, rule, injunction, judgment, decree or order prohibiting the merger.

        Except as noted above with respect to the required filings under the HSR Act and the filing of articles of merger in Missouri at or before the effective date of the merger, we are unaware of any material, federal, state or foreign regulatory requirements or approvals required for the execution of the Merger Agreement or completion of the merger.

  Material U.S. Federal Income Tax Consequences (see page 34)

        The receipt of cash by U.S. holders in exchange for shares of our common stock in the merger will generally be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign or other tax laws. Generally, this means you will recognize taxable gain or loss equal to the difference, if any, between (1) the cash you receive in the merger and (2) your adjusted tax basis in your shares. See "THE MERGER—Material U.S. Federal Income Tax Consequences" for a more detailed discussion of certain material U.S. federal income tax consequences of the merger. Tax matters are very complicated and the tax consequences of the merger to you depend on the facts of your own situation. You should consult your own tax advisor for a full understanding of the tax consequences of the transaction to you.

  Dissenters' Rights (see page 36)

        If the merger is consummated, holders of Angelica's common stock entitled to vote on the proposal to approve the Merger Agreement who do not vote in favor thereof and who properly elected to dissent pursuant to Seciton 351.455 of the MGBCL will have the right to receive "fair value" of their shares pursuant to Section 351.455 of the MGBCL. The full text of Section 351.455 of the MGBCL is included as Appendix C to this proxy statement. Failure to comply strictly with the procedures set forth in Section 351.455 of the MGBCL will cause a shareholder to lose dissenters' rights.

  Where to Find More Information (see page 59)

        If you have more questions about the merger or would like additional copies of this proxy statement, you should contact:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Banks and brokers call collect: (212) 269-5550
All others call toll free: (800) 431-9643

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        The Securities and Exchange Commission (the "SEC") encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions.

        This proxy statement, and the documents to which we refer you in this proxy statement, may include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact may be deemed to be forward-looking statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, capital expenditures, the payment or non-payment of dividends, capital structure and other financial items, (ii) statements of plans and objectives of our management or board of directors, including plans or objectives relating to our products or services, (iii) statements of future economic performance, and (iv) statements of assumptions underlying the statements described in (i), (ii) and (iii). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "objective," "strategy," "goal" and words and terms of similar substance. Our forward-looking statements are based on management's current views about future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

        Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at which, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause our actual performance or results to differ materially from those expressed in the statements. Important factors that could cause such differences include, but are not limited to: whether we are able to complete the merger; effects of the announcement and pendency of the merger on our business; whether we are fully successful in implementing our financial and operational initiatives; industry competition, conditions, performance and consolidation; legislative and/or regulatory developments; the effects of adverse general economic conditions, both within the U.S. and globally; any adverse economic or operational repercussions from terrorist activities, any government response thereto and any future terrorist activities, war or other armed conflicts; changes in fuel prices; changes in labor costs; labor stoppages; the outcome of claims and litigation; natural events such as severe weather, floods and earthquakes; and other factors described in our filings with the SEC, including our most recent Annual Report on Form 10-K.

        We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this proxy statement. Except as required by law, we are under no obligation, and expressly disclaim any obligation, to update or alter any forward-looking statements made in this proxy statement or elsewhere, whether as a result of new information, future events or otherwise.

        For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the filings and reports that we make with the Securities and Exchange Commission as described under "WHERE YOU CAN FIND MORE INFORMATION."

THE COMPANIES

Angelica Corporation

        Headquartered in Chesterfield, Missouri, we are a provider of outsourced linen management services to the U.S. healthcare industry. We provide laundry services, linen and apparel rental, and on-site linen management services to a customer base of approximately 4,200 healthcare providers located in 25 states. To a more limited extent, we also provide linen management services to customers in the hospitality business. Our principal executive offices are located at 424 South Woods Mill Road, Chesterfield, Missouri 63107-3406, and our telephone number is (314) 854-3800.

Parent and Merger Sub

        Parent, a wholly-owned subsidiary of Lehman Brothers Merchant Banking, was organized under the laws of Delaware solely for the purpose of entering into the Merger Agreement with us and completing the merger and has not conducted any business operations. Parent's principal executive offices are located at 399 Park Avenue, New York, New York 10022. Merger Sub, a wholly-owned subsidiary of Parent, was organized under the laws of Missouri solely for the purpose of entering into the Merger Agreement with us and completing the merger and has not conducted any business operations. Merger Sub's principal executive offices are located at 399 Park Avenue, New York, New York 10022. Parent and Merger Sub are affiliates of Lehman Brothers Merchant Banking Partners IV L.P. and Lehman Brothers Holdings Inc., a New York City-based global investment bank that entered the private equity business in 1984.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

        This proxy statement is being furnished to shareholders in connection with the solicitation of proxies by our board of directors for use at the special meeting of shareholders to be held on                    , 2008 at                        , at            , local time, and at any adjournments or postponements thereof.

        This proxy statement and the accompanying form of proxy are first being mailed by us to our shareholders on or about                , 2008.

Matters to Be Considered at the Special Meeting

        At the special meeting, our shareholders will be asked to vote on the following proposals:

  •
  to approve the Merger Agreement,

  •
  to approve any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event that there are insufficient votes at the time of the special meeting to approve the Merger Agreement, and

  •
  to conduct any other business that properly comes before the special meeting or any adjournments or postponements of the special meeting.

Record Date for the Special Meeting

        Our board of directors has fixed the close of business on                , 2008 as the record date for determination of the shareholders entitled to notice of, and to vote at, the special meeting. On the record date,                 shares of our common stock held by                 shareholders of record, were outstanding. At the special meeting, each holder of our common stock will have one vote for each share of our common stock held.

Quorum

        If a majority of the shares of our common stock issued and outstanding and entitled to vote at the special meeting is represented either in person or by proxy at the special meeting, a quorum will be present at the special meeting. Shares represented in person or by proxy and for which the holder has abstained from voting will be counted as present at the special meeting for purposes of determining the presence or absence of a quorum.

        A broker, bank or other nominee who holds shares in "street name" for a customer who is the beneficial owner of those shares is prohibited from giving a proxy to vote those shares on the matters to be considered and voted upon at the special meeting without specific instructions from such customer with respect to such matters. These so-called "broker non-votes" will be counted as present at the special meeting only for purposes of determining whether a quorum exists.

Votes Required for Approval

        Approval of the Merger Agreement requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote at the special meeting. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the Merger Agreement.

        Because approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of holders representing a majority of the voting power present in person or by proxy at the special meeting, abstentions will have the same effect as voting against that proposal. A failure to attend the meeting in person together with a failure to submit a proxy will have no effect with respect to the adjournment proposal. Because brokers do not have discretionary authority to vote on proposals presented at the meeting, broker non-votes will not count as votes for or against the proposal to adjourn the meeting.

Recommendation of the Board of Directors

        At a meeting held on May 22, 2008, Angelica's board of directors approved the Merger Agreement and declared the Merger Agreement and the merger to be in the best interests of Angelica and its shareholders. Except with respect to Stephen M. O'Hara, our President and Chief Executive Officer, our board of directors consists solely of independent directors. Our independent directors unanimously approved the Merger Agreement and declared the Merger Agreement and the merger to be in the best interests of Angelica and its shareholders. Citing the potential appearance of a conflict of interest arising out of his continued employment with Angelica following the merger, Mr. O'Hara abstained from voting on the Merger Agreement and the merger.

        Our directors recommend that you vote "FOR" approval of the Merger Agreement.

        Our directors recommend that you vote "FOR" approval of the grant of discretionary authority to the persons named as proxies to vote to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

Proxies

        All shares of our common stock represented by properly dated and executed proxies received before or at the special meeting will, unless revoked, be voted in accordance with the instructions indicated on those proxies. If you properly date, execute and return your proxy but make no specification, your proxy will be voted "FOR" approval of the Merger Agreement and "FOR" approval of the grant of discretionary authority to the persons named as proxies to vote to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies. You are urged to complete, date and execute the proxy card enclosed with this proxy statement and mail it promptly in the enclosed postage prepaid envelope, or to vote via the Internet or telephone. If you do not return your proxy card, do not vote via the Internet or telephone, do not attend the special meeting and vote in person, or do not instruct your broker, bank or other nominee how to vote your shares (if your shares are held in "street name"), it will have the same effect as if you voted against the approval of the Merger Agreement.

        We do not expect that any other matters will be brought before the special meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters.

        If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the special meeting by:

  •
  delivering to D.F. King, our proxy solicitor, a written notice bearing a date later than the proxy stating that you would like to revoke your proxy;

  •
  completing, executing and delivering to D.F. King a new, later dated proxy card for the same shares;

  •
  logging onto the Internet website specified on your proxy card in the same manner you would do to submit your proxy electronically or by calling the telephone number specified on your proxy card (in each case if you are eligible to do so) and following the instructions on the proxy card; or

  •
  attending the special meeting and voting in person. Your attendance alone will not revoke your proxy.

        If you are the beneficial owner of shares held in "street name" by your broker, bank or other nominee and you have instructed such broker, bank or other nominee to vote your shares, you must follow directions received from such broker, bank or other nominee to change those instructions.

        Shareholders who do not vote in favor of the proposal to approve the Merger Agreement and who otherwise comply with applicable statutory procedures of the MGBCL summarized elsewhere in this proxy statement will be entitled to seek appraisal of the fair value of their common stock under Section 351.455 of the MGBCL. See "THE MERGER—Dissenters' Rights."

Solicitation of Proxies

        We will bear the cost of soliciting proxies for the special meeting and of printing and mailing this proxy statement. In addition to solicitation by mail, our directors, officers and other employees, without additional compensation, may solicit proxies in person, or by telephone, telecopy or other means of electronic communication. We will request brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners, and we will, upon written request, reimburse those brokerage houses and custodians for their reasonable expenses in so doing. We urge shareholders to mail completed proxies without delay or vote via the Internet or telephone, as specified on the proxy card.

        We have retained D.F. King, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting at an anticipated cost not to exceed $            , plus reimbursement of reasonable out-of-pocket expenses for such items as mailing, copying, phone calls, faxes and other related items. In addition, we have agreed to indemnify D.F. King against any losses arising out of that firm's proxy soliciting services on our behalf.

Stock Certificates

        Please do not send your common stock certificates with your proxy cards. Promptly after the merger is completed, the paying agent for the merger will send a transmittal letter to you with instructions for surrendering your stock certificates in exchange for the $22.00 per share cash payment, without interest and subject to applicable tax withholding.

THE MERGER

        The discussion under the sections of this proxy statement entitled "THE MERGER" and "THE MERGER AGREEMENT" summarizes certain terms of the merger. This summary may not contain all the information that is important to you. We strongly encourage you to read carefully the Merger Agreement in its entirety, a copy of which is attached as Appendix A to this proxy statement.

Background of the Merger

        Beginning on December 14, 2005, we received a series of letters from Steel Partners, who owned approximately 19.9% of our common stock as of that date, and continues to be our largest shareholder, proposing the addition of two representatives of Steel Partners to our board of directors and a number of changes to our corporate governance. In response, on December 16, 2005, our board of directors established a Special Committee comprised exclusively of outside directors to evaluate the issues raised by the Steel Partners letters.

        At a special board meeting held on February 1, 2006, the board of directors adopted the recommendation of the Special Committee that we retain Morgan Joseph & Co. Inc. ("Morgan Joseph") to evaluate our strategic plan. The board of directors authorized Morgan Joseph to provide an assessment of alternatives to build shareholder value, and to conduct on-going informal market checks to assess the possible interest of others in acquiring Angelica. On February 21, 2006, we formally engaged Morgan Joseph to render certain financial advisory and investment banking services, including the preparation of a report for our board of directors reviewing our projections and monitoring our performance and progress in implementing our strategic plan. On June 30, 2006, we amended Morgan Joseph's terms of engagement to specifically include (i) providing advisory services for a possible sale of Angelica and (ii) a fee agreement regarding compensation in the event we were sold. No decision was made to actively pursue a sale at that time, however.

        We retained Stinson Morrison Hecker LLP ("Stinson") on February 8, 2006 to serve as special counsel in connection with the concerns raised by Steel Partners and related matters, including any threatened proxy contest and the exploration of strategic alternatives.

        At its regular meeting held on May 23, 2006, our board of directors authorized Stephen O'Hara, our CEO, and Ronald Kruszewski, an independent director, to meet with representatives of Steel Partners to determine if we could reach a settlement with them to resolve their concerns. As the result of a settlement agreement with Steel Partners, we appointed James R. Henderson and John J. Quicke as members of our board on August 30, 2006. As part of the settlement agreement, Steel Partners agreed to restrict certain of its actions with respect to transactions involving us, our assets or stock. We also agreed to certain corporate governance changes, including a phased-in destaggering of our board, agreeing not to extend the term of our shareholder rights plan except under certain conditions and agreeing to consider the separation of the roles of the Chairman of the board of directors and the Chief Executive Officer.

        At a regular board meeting held on September 19, 2006, Morgan Joseph presented an update of our performance relative to our strategic plan. Representatives of Morgan Joseph also presented various preliminary strategic alternatives, which included a listing of our potential strategic acquirers and a summary of previous contacts in connection with a potential sale of Angelica. After considering the presentation, our board of directors determined that we should continue to focus on implementing the strategic plan, and that the potential sale of Angelica should remain a possible long-term strategy, but that we should not actively solicit interest from any potential acquirers.

        Throughout the remainder of 2006 and continuing into 2007, we concentrated on implementing our strategic plan, while our board of directors received regular updates from Morgan Joseph regarding the performance of Angelica and their assessment of potential strategic alternatives.

        On July 2, 2007, Jolly Roger Fund LP, a hedge fund managed by Pirate Capital LLC (collectively, the "Pirate Group") and an owner of approximately 9.8% of our shares as of that date, notified us of its intent to make a proposal at the annual meeting of shareholders seeking a nonbinding resolution that "the board of directors immediately engage a nationally recognized investment banking firm to explore all strategic alternatives (outside of the ordinary course of business) to increase shareholder value, including, but not limited to, the sale of Angelica Corporation, sales of assets or another extraordinary transaction."

        During June and July, 2007, our senior management held a number of discussions with a representative of the corporate finance department of an investment bank other than Morgan Joseph to discuss the possibility of being engaged to find a buyer for Angelica. The investment bank prepared an analysis that valued Angelica at as much as $30.00 per share. At the regularly scheduled July 17, 2007, meeting, the board reviewed the analysis provided by the investment bank and viewed it as an attempt to generate a fee-paying engagement rather than as a serious acquisition proposal. This view was borne out by the fact that this investment bank was later invited to participate in the sale process by providing financing or representing potential acquirers it had identified in its analysis, but indicated that it could not provide financing at the levels set out in their original analysis and that the buyers it had indicated would be interested in acquiring Angelica declined to submit any offer. Also, at the July 17, 2007 meeting, the directors approved the continued engagement of Morgan Joseph for one more year, and the independent directors decided to institute an active sale process for Angelica. As such, the board of directors authorized Morgan Joseph to confidentially approach parties who might have an interest in acquiring Angelica and to begin to prepare materials to send to potential acquirers.

        On July 17, 2007 following the board of directors meeting, we delivered a letter to the Pirate Group and publicly disclosed that we had retained Morgan Joseph since February 21, 2006 "to assist Angelica's board of directors with a review and exploration of strategic alternatives." The range of alternatives being considered "included all of the alternatives referenced in the Pirate Group's shareholder proposal." We requested that the Pirate Group withdraw its shareholder proposal. Failing such a withdrawal, we indicated that we would submit to the SEC a request for a no-action letter allowing us to exclude the shareholder proposal from our proxy statement for the annual meeting.

        On July 18, 2007, in a letter to the staff of the SEC, we sought concurrence of the SEC staff that it would take no action if we excluded the shareholder proposal from our proxy statement for the annual meeting. The basis of our request to exclude the shareholder proposal was Rule 14a-8(i)(10) of the Exchange Act, which permits a registrant to omit proposals that have been "substantially implemented," as that term has been interpreted by the SEC. The Staff concurred with us that the proposal of the Pirate Group could be excluded on that basis.

        On August 30, 2007, the Pirate Group notified us of its intent to seek the sale of Angelica, to nominate Thomas R. Hudson Jr. and Christopher Kelly to the board of directors at the 2007 annual meeting and to solicit proxies on behalf of such nominations.

        On September 18, 2007, at a meeting of our board of directors, Morgan Joseph presented on the general conditions of the mergers and acquisitions market and potential strategic and financial acquirers. During the meeting, the board of directors concluded that a publicly-announced sales process would be preferable to a private market canvass and directed Morgan Joseph to pursue this initiative. On September 19, 2007, we announced that the board of directors had authorized Morgan Joseph to pursue a possible sale of Angelica. After this announcement, the Pirate Group withdrew its bid to seek the sale of Angelica and to nominate its candidates for election to our board.

        Also on September 19, 2007, we announced that the board of directors approved the separation of the roles of Chairman of the board of directors and Chief Executive Officer. This separation of roles followed the board of directors' review of the issue which was conducted pursuant to its settlement agreement with Steel Partners. Following the approval of the separation of the Chairman and Chief

Executive Officer roles, the board of directors elected Mr. Kruszewski as non-executive Chairman of the board of directors and John Quicke as Vice Chairman. Mr. O'Hara continued as our President and Chief Executive Officer.

        Throughout late-July, August and September of 2007, our management worked with Morgan Joseph to prepare a confidential information memorandum ("CIM") containing disclosure about our business, historical financial information and projections for distribution to potential acquirers and began contacting potential acquirers. We began distributing the CIM to potential acquirers on October 9, 2007.

        In order to address the potential for differing interests between management and other shareholders, management was directed to have a representative of Morgan Joseph present when making management presentations to potential bidders or otherwise discussing a potential transaction concerning Angelica with potential bidders.

        On October 15, 2007, Lehman Brothers Merchant Banking ("LBMB"), who had received a CIM on October 10, 2007, contacted Morgan Joseph and expressed a strong interest in exploring a possible acquisition of Angelica. LBMB asked Morgan Joseph if our board would consider entering into an agreement wherein LBMB would be granted early access to more detailed information and management so that it could submit a fully-financed offer by the time preliminary offers were expected to be submitted. LBMB indicated that the board would be under no obligation to accept its offer. However, LBMB requested that our board agree to reimburse LBMB's expenses if LBMB submitted an offer above a minimum price threshold and the board decided to not accept LBMB's offer. LBMB indicated that it was contemplating a bid of approximately $25.00 per share. LBMB requested a preliminary meeting with our management to confirm its interest.

        After consulting with Mr. Kruszewski and Stinson, Mr. O'Hara and representatives of Morgan Joseph met with Jon Mattson and other representatives of LBMB on October 24, 2007 at LBMB's office in New York City and reviewed our business, historical performance and outlook. Later that evening, Mr. O'Hara and a representative of Morgan Joseph had a dinner meeting with representatives of LBMB at which they further discussed the business and outlook. The next day, LBMB orally confirmed its continued interest in pursuing an acquisition of Angelica and indicated it would submit a formal price range by October 29, 2007 to Morgan Joseph. On October 29, 2007, LBMB orally proposed a price range of $22.00 to $24.00 per share and an expense reimbursement of up to $1 million. LBMB indicated that although they remained very enthusiastic about acquiring Angelica, after completing further analysis, they could not support their previous indication of approximately $25.00 per share.

        At the October 30, 2007 board meeting, Morgan Joseph reported to our board of directors on the status of the overall sale process as well as LBMB's proposal: (i) Morgan Joseph had contacted, was in the process of contacting, or had been contacted by, 126 potential acquirers from around the world. Of these, 18 were strategic acquirers and 108 were financial acquirers; (ii) of these potential acquirers, 42 had signed confidentiality agreements and were reviewing the CIM, 17 confidentiality agreements were still being negotiated, 45 participants had declined to participate (including five who had reviewed the CIM), and 22 firms were evaluating whether to execute a confidentiality agreement; and (iii) Morgan Joseph had also had discussions with 18 potential lending sources.

        On the same date, our board of directors discussed the merits of LBMB's proposal to be granted early access to our management and detailed financial data, and in return for submitting a fully-financed offer at a minimum price by the preliminary bid date, receiving a reimbursement of expenses of up to $1 million. After negotiating to increase the minimum price to $23.00 per share from $22.00, our board of directors agreed to enter into an arrangement whereby LBMB would receive $250,000 in expense reimbursement if it submitted a proposal of at least $23.00 per share with a maximum reimbursement of $1 million if it submitted a proposal of $24.00 per share, as long as the proposal was submitted no later than November 28, 2007 (a "qualified offer"). The board viewed this as an effective means of potentially securing a firm offer at a potentially attractive price while not limiting its ability to pursue other offers that may develop as a result of the sale process. In addition, LBMB's investigation of Angelica would prepare us for the due diligence process that would occur with any other acquirers selected to move forward after preliminary offers were submitted.

        At the same meeting, the board also set the date for all preliminary offers to be submitted as November 27, 2007.

        On November 6, 2007, we granted LBMB access to our electronic data room and management of Angelica and representatives of Morgan Joseph conducted a due diligence call with representatives of LBMB.

        On November 9, 2007, LBMB, its diligence partners and its financing sources met with our management and Morgan Joseph representatives in St. Louis, Missouri. At that meeting management made a full presentation regarding our business, historical performance and future outlook.

        In the middle of November 2007, we updated our forecast, resulting in a reduction of approximately $1.1 million in our projected EBITDA for the 2007 fiscal year.

        On November 19, 2007, Mr. O'Hara and representatives of Morgan Joseph met separately with members of two private equity firms which we refer to as "Bidder A" and "Bidder B" in New York City. Later in the day, Mr. O'Hara and a representative of Morgan Joseph had a dinner meeting in Boston, Massachusetts with representatives of LBMB to discuss our business and outlook. During the meeting, we informed LBMB that we had revised downward our estimate of financial performance for the 2007 fiscal year based on current trends in the business.

        On November 20, 2007, Mr. O'Hara and a representative of Morgan Joseph met with representatives of LBMB and its financing sources to tour two of our laundry facilities. Later that day, at the request of a potential financial acquirer, which we refer to as "Bidder C," Mr. O'Hara and a representative of Morgan Joseph met with a representative of Bidder C to provide a brief overview of our business, historical performance and outlook.

        On November 27, 2007, Morgan Joseph received the majority of preliminary bids from potential acquirers. Certain acquirers who had requested brief deadline extensions were granted such extensions on a case-by-case basis. All preliminary bids were received by the close of business on November 28, 2007.

        On the morning of November 28, 2007, Mr. O'Hara and John S. (Jack) Olbrych, our chief administrative officer, and Morgan Joseph representatives met with LBMB's investment committee in New York City. Later that day LBMB submitted a proposal of $22.00 per share, which was accompanied by a draft financing commitment. However, it did not meet the terms of being a qualified offer as it was below the minimum requirement of $23.00 per share and therefore Angelica was not obligated to reimburse any of LBMB's expenses. LBMB indicated to Morgan Joseph that after completing significant due diligence on Angelica and in light of the fact that we had lowered our estimate for our financial performance in 2007, it was only able to support a purchase price of $22.00 per share.

        At our November 29, 2007 special meeting, our board of directors, in consultation with Morgan Joseph and Stinson, reviewed the results of the preliminary offers: (i) Morgan Joseph had held discussions with 132 potential acquirers, 18 of which were strategic acquirers and 114 were financial acquirers; (ii) of these potential acquirers, 60 had signed confidentiality agreements and received the CIM, (5 strategic acquirers and 55 financial acquirers), and 14 had submitted preliminary offers (two strategic acquirers and 12 financial acquirers, including LBMB); (iii) Morgan Joseph had engaged in discussions with 22 potential lending sources of which 12 had indicated an interest in possibly financing the transaction, although at differing levels of debt. The 14 preliminary offers received by Morgan Joseph on behalf of Angelica ranged in value from $15.00 per share to $27.85 per share. Many of the preliminary offers were expressed as a range of prices. Using the midpoints of all the ranges submitted, the lowest midpoint was $16.00 per share and the highest midpoint was $26.60 per share.

        Morgan Joseph had received two offers higher than LBMB's: one with a range of $25.35 to $27.85 from a bidder which we refer to as "Bidder D" and the other with a range of $22.26 to $24.28 from Bidder A. Bidder D, a private equity firm, would not be able to fund the entire equity required to close the transaction from its existing funds; however, in a discussion with Morgan Joseph, Bidder D had indicated that it had recently closed a similarly-sized transaction where some of its limited partners had invested directly. Bidder D indicated it had already discussed this transaction with its limited partners, and it had indications from some of them that they would be prepared to invest directly to support Bidder D's acquisition of Angelica and they had encouraged Bidder D to submit a preliminary offer. Bidder A was a private equity firm that would have been able to fund the complete equity requirement.

        There were then three other bidders, all private equity firms, who submitted preliminary offers wherein the upper end of their range was greater than the $22.00 per share submitted by LBMB; these were: i) a firm we refer to as "Bidder E" with a range of $20.50–$23.50 and a midpoint of $22.00; ii) a firm we refer to as "Bidder F" with a range of $20.80–$22.83 per share and a midpoint of $21.82; and iii) Bidder B with a range of $19.07–$23.13 and a midpoint of $21.10. Bidder C had also submitted a preliminary offer that had a range of $18.50–$21.00 with a midpoint of $19.75. The remaining seven bidders had submitted preliminary offers with a price at the upper end of their range below $20.00 per share.

        During the November 29, 2007 meeting, Morgan Joseph noted that all of the preliminary bids (other than LBMB's), were premised on us achieving our previous, unrevised projections and therefore might be subject to downward revision once the bidders learned of our revised lower projections. Also during the November 29, 2007 meeting, our board of directors decided not to accept LBMB's proposal of $22.00 per share in light of the higher preliminary offers from Bidders A and D and the large number of other preliminary offers around $22.00 per share. The board authorized Morgan Joseph to invite immediately Bidder A and Bidder D to conduct detailed due diligence of Angelica, including meetings with Angelica's full management team and access to detailed financial data, including our revised financial projections. Our board of directors also authorized Morgan Joseph to set up meetings with the next four bidders (B, C, E and F) to allow Mr. O'Hara to review our business, performance and outlook and to determine if any of these firms would consider increasing their preliminary offers based upon learning more about our business and prospects in which case they would then be granted access to our full management team and included in the second stage of the process. Because the board at that time was seeking a sale price of $23.00 per share or more and was not willing to consider any offer below $22.00, the remaining seven bidders were informed that their preliminary offers were unacceptable.

        On November 30, 2007 and the early part of the week of December 3, 2007 Morgan Joseph contacted each of the bidders to inform them of the board's decisions. The six bidders who were moving forward were granted immediate access to the electronic data room. In addition, Bidders A and D were invited to schedule meetings with their financing sources at Angelica's offices to meet with Angelica's full management team and review Angelica's business and revised projections. Bidders B, C, E and F were invited to propose dates when they could meet with Mr. O'Hara to review Angelica's business and projections. LBMB was informed that the board was unwilling to terminate its sale process at this time in light of the higher offers received. Morgan Joseph encouraged LBMB to remain involved and continue monitoring Angelica's performance in anticipation of submitting a revised final offer in the future with the other remaining participants. While giving no assurances of submitting a revised final offer, LBMB indicated they remained interested in acquiring Angelica and agreed to continue participating in the sale process.

        Throughout December 2007, January 2008 and February 2008, Mr. O'Hara and certain other members of our senior management made presentations and/or had discussions with all bidders, including LBMB. The bidders continued varying levels of due diligence process during this period, and we and certain of our financial, legal and other advisors held numerous and extensive meetings with the bidders by telephone or in person to exchange information.

        On December 4, 2007 Morgan Joseph spoke with Bidder B and indicated Angelica would provide it with revised projections for 2007 and offered to arrange a second meeting with Mr. O'Hara to discuss Angelica's current outlook. Bidder B indicated it wanted to first review the revised projections and then would get back to Morgan Joseph if it would proceed further. Over the next several weeks Morgan Joseph contacted Bidder B multiple times to determine their level of interest. Eventually in mid-January Bidder B orally indicated to Morgan Joseph that it would not be able to improve its preliminary offer but instead would likely be at the low end of its previous range (which was $19.07–$23.13) and probably would not be any higher than its midpoint, or $21.10. Bidder B indicated that, unless Morgan Joseph could indicate to Bidder B that it would be competitive at its revised value and at a level the board might find acceptable, it would not be willing to continue due diligence. Morgan Joseph confirmed that the revised bid was not competitive with the other bids and was at a level below what the board was seeking. Bidder B indicated it would not be prepared to continue conducting due diligence.

        On December 6, 2007, Bidder D and its financing sources met with our management and representatives of Morgan Joseph in St. Louis, Missouri to review our business and financial projections. This was followed by meetings on December 11 and 13, 2007 and January 17 and 18, 2008 with Bidder D, and in certain instances, its financing sources and limited partners, which involved discussion of various due diligence matters, the business and outlook. During this time Bidder D indicated they remained enthusiastic about acquiring Angelica and did not believe the revised projections would have a meaningful impact on their value of Angelica.

        On December 12, 2007, Mr. O'Hara and representatives of Morgan Joseph met with Bidder F in New York City to review Angelica's business and projections. Subsequently on December 18, Bidder F indicated that it would be unable to increase its preliminary offer of $20.80 to $22.83 per share and further believed that it would be closer to $20.00 per share based on Angelica's revised outlook for 2007 and the deteriorating conditions for debt financing. Based on that valuation range Morgan Joseph indicated to Bidder F that they would not be competitive with existing preliminary offers nor be at a level that the board would support. Bidder F indicated it would not be prepared to continue conducting due diligence.

        On December 20, 2007, Bidder E met with Mr. O'Hara and Mr. Olbrych and representatives of Morgan Joseph in St. Louis and reviewed Angelica's business and projections. Subsequently on December 27, 2007, Bidder E indicated that while they remained interested they would need to revise downward their preliminary offer. They indicated they might be able to place a value on Angelica in the lower end of their initial range (which was $20.50–$23.50) or $20.50–$22.00, but only if they completed more detailed due diligence. Bidder E indicated, however, that they would only be willing to complete such due diligence if Morgan Joseph assured them that at that price range they would be competitive with the other preliminary offers and at a level the board would support. Morgan Joseph indicated that it could not, at this time, give Bidder E such assurance. As a result, Bidder E declined to continue conducting any further due diligence.

        On January 8, 2008, Bidder A and its financing sources met with our management and representatives of Morgan Joseph in St. Louis, Missouri to review our business, historical performance and projections. Subsequently on January 16, 2008, Bidder A indicated to Morgan Joseph that it was no longer interested in pursuing an acquisition of Angelica and withdrew from the sale process.

        On January 15, 2008, Bidder C submitted a revised preliminary offer of $22.50 to $26.00 based on information contained in our electronic data room, the projections and further discussions its representatives had had with our management and Morgan Joseph. On January 25, 2008, Bidder C and its financing sources met with our management and representatives of Morgan Joseph in St. Louis, Missouri to review our business and financial projections. On February 12, 2008, Bidder C met with Mr. O'Hara and Steve Frey, Angelica's General Counsel, in St. Louis, Missouri to further discuss our business and outlook.

        On January 30, 2008, Morgan Joseph sent letters to each of Bidders C, D and LBMB asking that they submit final offers on February 13, 2008. Each bidder was asked to, among other things, indicate the single per share price it was prepared to pay for Angelica, indicate its sources of committed financing and provide a mark-up of a definitive merger agreement prepared by us.

        On February 6, 2008, Mr. O'Hara and a representative of Morgan Joseph had a dinner meeting with representatives of LBMB. The next day, several members of our management team and a representative of Morgan Joseph had a meeting with members of LBMB at our Alpharetta, Georgia offices to review our business and outlook.

        On the morning of February 13, 2008, Mr. O'Hara, Mr. Olbrych and a Morgan Joseph representative met with Bidder D at its offices and made a presentation regarding our business and outlook to Bidder D's investment committee and certain limited partners.

        On the afternoon of February 13, 2008, we received three final bids: (i) LBMB submitted a written offer of $19.50 per share, a mark-up of a form definitive agreement prepared by us and commitment letters from financing sources; (ii) Bidder D submitted an oral offer of $19.00 per share, a mark-up of the same form definitive agreement, but no commitments or proposals from any financing sources; and (iii) Bidder C submitted a written offer of $22.50 per share, a mark-up of the same form definitive agreement and proposal letters from financing sources. Bidder C and LBMB indicated they would require exclusivity to move forward. Bidder D indicated that its financing had been pulled at the last minute and while they believed they could secure other financing, they could not provide any financing proposals on that date.

        On February 14, 2008, representatives of Morgan Joseph held extensive negotiations with LBMB, Bidder C and Bidder D. As a result of the negotiations, LBMB raised its offer to $21.00 per share, Bidder D raised its offer to $20.50 per share and Bidder C maintained its offer at $22.50.

        At a special meeting held on February 15, our board authorized the execution of an agreement with Bidder C providing for a 30-day exclusive negotiating period within which to negotiate a definitive merger agreement on the terms set out by the board.

        During the week of February 18, 2008, Morgan Joseph, in consultation with Mr. Kruszewski and Stinson, negotiated terms of exclusivity with Bidder C while continuing to negotiate with LBMB to attempt to convince LBMB to improve its offer. However, LBMB would not increase its offer beyond $21.00 per share.

        On February 21, 2008, our management provided to Morgan Joseph preliminary fiscal year 2007 financial results above the existing forecast due to some favorable expense adjustments that occurred at the end of the fiscal year and which they then believed to have restored approximately $800,000 of the $1.1 million reduction in EBITDA that had been made in November 2007. Morgan Joseph orally shared this improved outlook with the bidders during negotiations.

        On February 25, 2008, we signed an exclusivity agreement with Bidder C which gave Bidder C exclusivity for at least 30 days during which time Bidder C would finalize its due diligence, secure committed financing and negotiate a definitive agreement. Bidder C was also required to reaffirm that its offer remained at $22.50 per share once every seven days—if they were unable to reaffirm then we had the right to terminate our exclusivity agreement.

        During the period from February 25, 2008 through March 31, 2008, Stinson and Bidder C's outside counsel worked to negotiate the terms of a definitive merger agreement.

        On February 25 and February 26, 2008, we held meetings with representatives of Bidder C and its financing sources, our management and representatives of Morgan Joseph to review our business, historical financial performance and outlook. Throughout the balance of February and March, numerous meetings and phone calls occurred with Bidder C, its advisors and financing sources concerning our business, historical performance and outlook.

        On March 7, 2008, Bidder C orally requested to be allowed to partner with Bidder D. Even though Bidder C possessed adequate equity capital to consummate the transaction, they believed Bidder D's familiarity with our industry and business would assist Bidder C in securing financing and completing the acquisition. Bidder C reaffirmed that its offer remained at $22.50 per share and that Bidder D was prepared to also support an offer at that price even though Bidder D had previously indicated it would only be willing to pay $20.50 per share. This was subsequently confirmed by Morgan Joseph in a conversation with Bidder D. After consultation with the Chairman of the board of directors and Stinson, we decided to allow the two bidders to work together in order to increase the likelihood that the combined firms would be able to secure the financing for the proposed transaction. During the weeks of March 10, March 17 and March 24, 2008, Bidder C and Bidder D worked together to finalize due diligence of our company and to secure financing. During this period, Bidder C (with the concurrence of Bidder D) continued to reaffirm that its offer remained at $22.50 per share.

        On March 17, 2008, Mr. O'Hara and a representative of Morgan Joseph had a meeting earlier in the day with representatives of Bidder C, which was followed by a meeting with representatives of both Bidder C and Bidder D. The discussions at each of those meetings focused on our business and outlook.

        During a regular March 27, 2008, board meeting, Morgan Joseph presented an analysis of the principal strategic alternatives available to Angelica. In addition, John Granda of Stinson explained the fiduciary duties of the board of directors in evaluating and acting upon strategic alternatives. Morgan Joseph and Stinson reported on the status of Bidder C's and Bidder D's efforts to secure financing and negotiate a definitive merger agreement with Bidder C and Bidder D as well as Bidder C's and Bidder D's continued reaffirmation of their offer of $22.50 as recently as the day before the board meeting.

        On March 31, 2008, Bidder C orally informed Morgan Joseph that it no longer could reaffirm a price of $22.50 per share, but it would only be interested in continuing to move forward if our board of directors was prepared to accept a price in the "high teens or low twenties." Morgan Joseph negotiated with Bidder C over the next two days in an attempt to raise its bid. After Bidder C would not reaffirm a price of $22.50 per share, we terminated the exclusivity agreement with Bidder C. Bidder C indicated that it was only speaking on behalf of itself and could not indicate Bidder D's level of interest.

        On April 1, 2008, Morgan Joseph contacted Bidder D directly, who indicated that Bidder D remained interested in pursuing a transaction at $22.50 per share, but would need to secure an equity co-investor as well as debt financing. Morgan Joseph also contacted LBMB to assess LBMB's interest in moving forward. After extensive negotiations over the next several days, LBMB indicated that it was willing to improve its offer from $21.00 to $21.50 and pursue a transaction. LBMB also requested exclusivity and expense reimbursement agreements.

        At a special meeting held on April 7, 2008, our board of directors debated the merits of moving forward with either LBMB or Bidder D. Management had also communicated to the board of directors that approximately half of the $800,000 expected improvement in EBITDA in the fiscal 2007 financial results reported at the February 21 meeting had not materialized due to actual revenues being lower than the earlier preliminary estimate. The directors discussed the feasibility of LBMB increasing its offer above $21.50 and discussed the merits of exclusivity and an expense reimbursement agreement.

After considering Bidder D's inability to secure an equity co-investor or debt financing over the preceding several months, the board concluded that LBMB had a much higher likelihood of raising the financing to consummate the merger at the price it was proposing. Our board of directors therefore authorized Morgan Joseph to distribute the updated fiscal 2007 financial results to LBMB, to continue negotiations with LBMB to improve its price offer and to enter into an exclusivity and expense reimbursement agreement.

        During the weeks of April 14, April 21 and April 28, 2008, Morgan Joseph and Stinson, in consultation with Mr. Kruszewski, negotiated the terms of exclusivity, expense reimbursement and price with LBMB. On April 17, 2008, LBMB improved its offer to $22.00 per share and clarified that regular quarterly dividends would continue to be paid through closing, in exchange for a customary voting agreement with Steel Partners, as discussed under "THE VOTING AGREEMENT" below. There were numerous meetings with our management, Morgan Joseph representatives, LBMB's representatives and LBMB's financing sources regarding our business, recent financial performance and outlook, and the negotiation of break-up fees, financing conditions and termination rights.

        During this time, Bidder D continued to attempt to secure equity co-investors and debt financing and periodically communicated with Morgan Joseph. Morgan Joseph indicated that it was working with another party and that Bidder D needed to secure an equity co-investor and debt financing proposals to regain credibility with our board of directors. As late as May 2, 2008 Bidder D indicated to Morgan Joseph that it had been unable to secure either an equity co-investor or any proposals or commitments for debt financing. While Bidder D had attempted to convince numerous parties to co-invest with it in this transaction, including many of its limited partners, Bidder D indicated to Morgan Joseph that all had declined. Similarly, Bidder D indicated that although it had approached numerous debt financing sources, it had been unable to convince any of them to provide written financing proposals that could be shared with Morgan Joseph.

        On May 5, 2008, we executed an exclusivity and expense reimbursement agreement with LBMB. Under the terms of the agreement, we would reimburse LBMB up to $375,000 in diligence expenses if we determined for any reason not to enter into a definitive merger agreement with LBMB if LBMB had submitted an offer of at least $22.00 per share no later than May 20, 2008, with terms that were consistent with those set forth in the agreement, which we refer to as a "LBMB Qualified Offer." A LBMB Qualified Offer was defined in the agreement as the LBMB mark-up of the merger agreement proposed by us, subject to specified revisions involving extinguishing our stock options, various rights to terminate the merger agreement under specified circumstances, the respective amount of the termination fee if Angelica or LBMB terminated the merger agreement, including due to the failure to obtain the requisite vote of Angelica shareholders in favor of the merger or the failure of Parent to deliver the financing by a specified end date to consummate the merger. We retained the right to accept or reject any offer from LBMB and, in the event we rejected a LBMB Qualified Offer, the payment of diligence expenses was LBMB's sole and exclusive remedy.

        On May 8, 2008, Morgan Joseph informed Bidder D that Angelica had signed an exclusivity agreement with another party and would not be able to communicate with Bidder D during the exclusivity period.

        On May 9, 2008, Bidder D unilaterally submitted a written proposal, along with a mark-up of the draft merger agreement proposed by us indicating that it was prepared to pay $22.50 per share. The proposal, however, did not include credible assurances as to the availability of an equity co-investor or debt financing to enable Bidder D to consummate a transaction.

        From May 5 to May 21, 2008, LBMB, its due diligence advisors and financing sources, our senior management, and representatives of Morgan Joseph and Stinson held numerous and extensive meetings with LBMB by telephone and in person to exchange information and assist in completing its due diligence. During this period, Stinson had several conversations with LBMB's outside legal counsel, White & Case LLP ("White & Case") to negotiate remaining issues in the draft merger agreement, including representations, warranties, covenants and remaining details of the provisions negotiated in connection with the definition of an LBMB Qualified Offer under the exclusivity agreement with LBMB.

        On May 20, 2008, LBMB confirmed its offer of $22.00 per share and delivered definitive documentation regarding a proposed transaction, including a form equity commitment letter and guarantee, as well as executed debt financing commitment letters.

        From May 20 to May 22, 2008, LBMB negotiated the terms of a voting agreement with Steel Partners pursuant to which Steel Partners would agree to vote in favor of the transaction proposed by LBMB.

        On May 22, 2008, our board of directors held a regularly-scheduled meeting with representatives of Stinson and Morgan Joseph to discuss the proposed terms of the transaction. At this meeting, Morgan Joseph gave detailed presentations on the financial terms of the transaction, and rendered its opinion that, as of May 22, 2008, and based upon and subject to the assumptions, qualifications and limitations discussed in its opinion, the consideration to be received by the Angelica stockholders (other than Parent and Merger Sub) in the proposed transaction is fair, from a financial point of view, to such stockholders. Stinson reviewed the proposed terms of the definitive merger agreement.

        During the board meeting on May 22, 2008, the directors inquired as to the members of management that had been or would be invited by Parent to continue their employment with Angelica following the merger and, if so, the anticipated terms of their employment as well as their opportunity to participate in making an equity investment or receive equity-based incentive compensation in Angelica in connection with or after the merger. Mr. Granda of Stinson reminded the board that, in order to address the potential for conflict of interest, management had been instructed not to negotiate the terms of their employment, equity roll-over or equity-based incentive compensation until all of the material terms of the merger agreement had been negotiated. Mr. Granda noted that management had been advised at the end of the preceding week that such point had been reached and they could begin such negotiations. Mr. O'Hara stated, however, that negotiations on those matters had not yet been conducted and that he had only a general idea of the approach LBMB planned to take in this regard.

        The board requested Mr. Granda of Stinson and Mr. LaFlèche of Morgan Joseph to call Jon Mattson of LBMB to get an understanding of these employment and compensation matters in order to assess the nature and possible effect of any potential differing interests between management and other shareholders. Mr. Mattson stated that Mr. O'Hara and most of the other members of management would be invited to continue as management. He noted that their base and bonus compensation would be similar in amount and structure to that currently in place, except that any increases would be discretionary, the bonus would be based primarily on performance targets like budgeted EBITDA and the remainder of the bonus would be tied to meeting other objectives in the strategic plan. As is common in these types of transactions, he indicated that a pool of options equal to 10% of the fully diluted shares would be created, of which approximately 80% of such options would be granted in connection with the merger closing and the remainder would be granted in the future, presumably to new hires. These options would be granted to between six and eight members of management that are driving value creation, of which Mr. O'Hara would receive options representing between 3% and 4% of the fully diluted shares. The exercise price for these options would be the same as the purchase price per share being paid by LBMB for its shares in Parent and they would vest on a performance basis (e.g., meeting budgeted EBITDA) for senior management and on a time basis for more junior members of the management team. He also indicated that Mr. O'Hara would be expected to invest all of the after-tax proceeds of his share and options sales in connection with the merger and issuer tender offer (except for a donation to his charitable trust) into stock of Parent while other members of management would be expected to invest a high percentage of such similar proceeds, in each case at the same purchase price per share being paid by LBMB for its shares in Parent. Finally, he planned to have Angelica enter into employment agreements with continuing members of management that currently have such agreements, but that would have terms consistent with the foregoing and be on LBMB's standard form.

        The board also considered the proposal to enter into a merger at $22.50 per share that was unilaterally submitted by Bidder D on May 9, 2008, and determined that the relative likelihood of consummating a merger with LBMB was much higher than with Bidder D in view of the committed equity and debt financing provided by LBMB and the absence of any remaining due diligence required by LBMB's financing sources. The debt financing proposals from Bidder D, on the other hand, were unsigned, preliminary in nature, subject to due diligence and other conditions, and did not contemplate a fully-underwritten financing. Moreover, the equity co-investor proposed by Bidder D had not conducted any due diligence on Angelica and did not provide any documentation supporting its ability to provide the needed equity financing to consummate the proposed merger. The board also believed that it could not successfully negotiate to raise LBMB's price higher than $22.00 per share and that any effort to use Bidder D's proposal as a basis for seeking to negotiate a higher price would likely result in the withdrawal of LBMB's offer and termination of negotiations with LBMB. In view of these uncertainties and risks, the prior negotiating history with Bidder D, Bidder D's prior unsuccessful attempts to raise the financing needed for the transaction with Angelica, and the extensive and thorough sale process conducted by Morgan Joseph, the board determined that the combination of price and the greater certainty of consummating the merger with LBMB made it superior to Bidder D's proposal. After taking these considerations into account, as well as the other reasons described under "Recommendation of Angelica's Board and Reasons for the Merger," the board determined that the LBMB offer to merge at $22.00 per share in cash, with the terms presented in the merger agreement and committed financing, was the best transaction reasonably available to Angelica.

        The independent members of our board of directors, by unanimous vote, approved the merger and the execution of the transaction documents. Mr. O'Hara abstained from that vote in order to avoid the appearance of a conflict of interest arising from the potential opportunity he was expected to have to remain an employee of Angelica after the merger and to potentially receive equity-based incentive compensation and make an equity investment. The board also considered and approved the amendment of our shareholder rights agreement to clarify that the merger and voting agreement with Steel Partners would not trigger exercise of rights granted by the rights agreement. Because our benefit plans do not permit our board to unilaterally terminate options granted under our benefit plans in exchange for a cash payment, and the Parent does not want those options to continue after the merger, the board also approved a tender offer by Angelica to purchase those options for cash to fulfill our obligations under the Merger Agreement to exercise commercially-reasonable efforts to eliminate those options.

        Following the approval of the board of directors, the Merger Agreement was signed by the parties effective May 22, 2008, and on May 23, 2008, we issued a joint press release with LBMB announcing the execution of the Merger Agreement.

Recommendation of Angelica's Board and Reasons for the Merger

        Our board of directors believes the terms of the Merger Agreement are in the best interests of us and our shareholders. Accordingly, at a meeting held on May 22, 2008, Angelica's board of directors approved the Merger Agreement. Except with respect to Stephen M. O'Hara, our President and Chief Executive Officer, our board of directors consists solely of independent directors. Our independent directors unanimously approved the Merger Agreement and declared the Merger Agreement and the merger to be in the best interests of Angelica and its shareholders. Citing the potential appearance of a conflict of interest arising out of his continued employment with Angelica following the merger, Mr. O'Hara abstained from voting on the Merger Agreement and the merger. The directors unanimously recommend that our shareholders vote "FOR" approval of the Merger Agreement.

        In the course of reaching its determination, our board of directors consulted with legal counsel with respect to its legal duties and the terms of the Merger Agreement. In addition, our board of directors consulted with its financial advisor with respect to the financial aspects and fairness of the transaction from a financial point of view, and with senior management regarding, among other things, financial aspects, operational matters and strategic alternatives. The terms of the Merger Agreement are the result of arm's length negotiations.

        In reaching its determination that the merger is in the best interests of our shareholders, our board of directors considered a number of factors, including, without limitation, the following:

  •
  our financial condition, results of operations, cash flows, business and prospects;

  •
  the range of potential values if we remained independent and the execution and other risks inherent in remaining independent and achieving our strategic plan, including business, market and competitive risks;

  •
  the other strategic alternatives available to us and the advantages and disadvantages associated with each;

  •
  the premium of the merger consideration of $22.00 per share to the closing price per share on the trading day immediately preceding our announcement of the Merger Agreement, $16.45, the average closing price per share price of our common stock for the previous one month, $16.47, the previous three months, $17.13, the previous six months, $17.35, and the previous twelve months, $18.87;

  •
  the fact that the merger consideration to be paid is cash which provides certainty of value and immediate liquidity to our shareholders;

  •
  the views expressed by management with respect to the merger, including the risks of execution and other risks associated with remaining an independent publicly-traded company;

  •
  the financial presentation of Morgan Joseph, reviewed and discussed with our board of directors by representatives of Morgan Joseph, with respect to the fairness, from a financial point of view, of the consideration to be received by the holders of our common stock (other than Parent and Merger Sub) in the merger;

  •
  Morgan Joseph's oral opinion issued to our board of directors on May 22, 2008 (which was subsequently confirmed in writing) that, based upon and subject to the considerations described in its written opinion and such other matters as Morgan Joseph considered relevant, the consideration to be received by the holders of our common stock (other than Parent and Merger Sub) in the merger was fair, from a financial point of view, to such holders as described more fully below under "—Opinion of Angelica's Financial Advisor" and attached hereto as Appendix B;

  •
  the terms and conditions of the Merger Agreement, including the parties' representations, warranties and covenants, the conditions to their respective obligations and the limited ability of the parties to terminate the Merger Agreement;

  •
  the likelihood that the merger would be consummated, in light of the experience, reputation and financial commitments to Parent, the absence of any financing condition to the obligation of Parent to complete the merger (together with the guarantee by Lehman Brothers Merchant Banking IV L.P. of the reverse termination fee, the financing termination fee and the costs of collection), and the likelihood of obtaining required regulatory approvals;

  •
  the relative likelihood that a superior offer from another potential purchaser would be made and consummated was insufficient to justify risking not proceeding with the favorable transaction with Parent;

  •
  provisions in the Merger Agreement permitting our board of directors, in the exercise of its duties to us and our shareholders under applicable Missouri law, to furnish information and data, and enter into discussions and negotiations, in connection with a competing proposal that constitutes or may be reasonably expected to lead to a superior proposal (as defined in the Merger Agreement), subject to conditions specified in the Merger Agreement;

  •
  provisions in the Merger Agreement permitting our board of directors, in the exercise of its duties to us and our shareholders under applicable Missouri law, to terminate the Merger Agreement in favor of a superior proposal or to provide the board of directors' recommendation in favor of a superior acquisition proposal, taking into account that following such termination or recommendation, we must pay Parent a fee of $9,000,000 which is within a range of termination fees that is customary for transactions of this type and size and is not expected to preclude a third party from making an acquisition proposal;

  •
  the fact that the Merger Agreement would be subject to approval by the holders of at least two-thirds of our outstanding shares of our common stock; and

  •
  the ability of shareholders who may not support the merger to obtain "fair value" for their shares if they properly perfect and exercise their dissenters' rights under Section 351.455 of the MGBCL, which provides shareholders with the opportunity to exercise appraisal rights and to seek a judicial determination as to the fair value of their shares of common stock (see "THE MERGER—Dissenters' Rights" for information on how to exercise your appraisal rights).

        In the course of its deliberations, our board of directors also considered a variety of potentially countervailing factors in its deliberations concerning the merger, including the following:

  •
  the risks and contingencies related to the announcement and pendency of the merger, including the impact of the merger on our employees, customers and our relationships with third parties;

  •
  the conditions to Parent's obligation to complete the merger and the right of Parent to terminate the Merger Agreement in certain circumstances;

  •
  the fact that under the terms of the Merger Agreement, we cannot solicit other acquisition proposals and must pay to Parent a termination fee of $9,000,000, if the Merger Agreement is terminated under certain circumstances, which, in addition to being costly, might have the effect of discouraging other parties from proposing an alternative transaction that might be more advantageous to our shareholders than the merger;

  •
  the fact that the merger consideration consists solely of cash and will therefore be taxable to our shareholders for U.S. federal income tax purposes;

  •
  the interests that certain of our directors and executive officers may have with respect to the merger, in addition to their interests as our shareholders generally, as described in "THE MERGER—Interests of Our Directors and Executive Officers in the Merger;"

  •
  the fact that, pursuant to the Merger Agreement, we must generally conduct our business in the ordinary course and we are subject to a variety of other restrictions on the conduct of our business prior to closing of the merger or termination of the Merger Agreement, which may delay or prevent us from pursuing business opportunities that may arise or preclude actions that would be advisable if we were to remain an independent company;

  •
  if the merger does not close, our officers and other employees will have expended extensive efforts attempting to complete the transaction and will have experienced significant distractions from their work during the pendency of the transaction; and

  •
  we will have incurred substantial transaction costs in connection with the transaction and such costs will negatively impact our operating results.

        Our board of directors concluded that these potential countervailing factors did not outweigh the benefits of the merger to us and our shareholders and that such factors were satisfactorily addressed by the amount of the merger consideration and the terms and conditions of the Merger Agreement.

        The preceding discussion is not meant to be an exhaustive description of the information and factors considered by our board of directors, but is believed to address the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of the board may have given different weight to different factors.

Opinion of Angelica's Financial Advisor

        Angelica's board of directors retained Morgan Joseph as its financial advisor in connection with the proposed transaction and to render an opinion to the board of directors of Angelica as to the fairness, from a financial point of view, of the consideration to be received by the holders of Angelica's common stock (other than Parent and Merger Sub) in the proposed merger. Morgan Joseph was selected by our board of directors based on Morgan Joseph's qualifications, reputation and substantial experience with transactions similar to the merger, as well as Morgan Joseph's familiarity with Angelica. Morgan Joseph rendered its oral opinion to the board of directors on May 22, 2008 (as subsequently confirmed in writing) (the "Morgan Joseph Opinion"), that, as of that date, the consideration to be received by the holders of common stock (other than Parent and Merger Sub) in the proposed merger was fair, from a financial point of view, to those holders. The full text of the written opinion delivered by Morgan Joseph to our board of directors, dated May 22, 2008, which sets forth the assumptions made, general procedures followed, matters considered and limitations on the scope of the review undertaken by Morgan Joseph in rendering its opinion, is attached as Appendix B to this document and is incorporated herein by reference.

        The Morgan Joseph Opinion is addressed and was furnished solely to Angelica's board of directors and addresses only the fairness, from a financial point of view, to the holders of common stock (other than Parent and Merger Sub) of the consideration to be received by those holders in the merger. It does not address the merits of the underlying business decision by Angelica or Angelica's board of directors to propose, consider, approve, recommend, declare advisable or consummate the merger, and does not constitute a recommendation to Angelica, Angelica's board of directors, Angelica's stockholders, or any other Angelica constituent, person or entity as to how such person should vote or as to any other specific action that should be taken in connection with the transaction.

        This summary is qualified in its entirety by reference to the full text of the Morgan Joseph Opinion.

        In arriving at its opinion, Morgan Joseph:

  •
  reviewed a draft dated May 20, 2008 of the Merger Agreement;

  •
  reviewed the equity commitment, guaranty letter and debt commitments provided to Parent in support of its offer;

  •
  reviewed and analyzed certain internal information (including projections prepared by Angelica) and other data relating to, and provided by, Angelica concerning its operations, assets, present condition, future prospects and the industry in which it operates;

  •
  conducted a number of detailed discussions with Angelica's management regarding the past and current operations and financial condition and prospects of Angelica;

  •
  reviewed and analyzed certain historical financial information and other data relating to Angelica in publicly filed documents and interim data provided by management;

  •
  reviewed the reported sales prices and trading activity of Angelica's common stock;

  •
  reviewed and analyzed certain publicly available information concerning other companies engaged in businesses which Morgan Joseph believed to be relevant and the trading markets for certain securities of such other companies; and

  •
  reviewed and analyzed the financial terms of certain recent business combinations which Morgan Joseph believed to be relevant.

        Morgan Joseph also met with and held conversations with certain officers of Angelica concerning its business and operations, assets, present condition and future prospects, and undertook such other studies, analyses and investigations as Morgan Joseph deemed necessary or appropriate to Morgan Joseph's inquiry.

        In arriving at its opinion, Morgan Joseph, with our board of directors' permission, assumed and relied upon the accuracy and completeness of the financial and other information used by Morgan Joseph and did not attempt independently to verify such information, nor did Morgan Joseph assume any responsibility to do so. Morgan Joseph assumed that Angelica's projections provided to or reviewed by Morgan Joseph were reasonably prepared based on the best current estimates and judgment of Angelica's management as to the future financial condition and results of operations of Angelica. Morgan Joseph made no independent investigation of any legal, accounting or tax matters affecting Angelica, and assumed the correctness of all legal, accounting and tax advice given Angelica and its board of directors or any committee thereof. Morgan Joseph did not conduct a physical inspection of the properties and facilities of Angelica, nor did Morgan Joseph make or obtain any independent evaluation or appraisal of such properties and facilities. Morgan Joseph also took into account its assessment of general economic, market and financial conditions and its experience in similar transactions, as well as its experience in securities valuation in general.

        The Morgan Joseph Opinion necessarily is based upon economic, financial, political, regulatory and other conditions as they existed and could be evaluated on May 22, 2008, the date of the Morgan Joseph Opinion, and Morgan Joseph assumed no responsibility to update or revise the Morgan Joseph Opinion based upon events or circumstances occurring after such date. Morgan Joseph expressed no opinion about the fairness of the amount or nature of any compensation to holders of options to purchase Angelica's common stock. Morgan Joseph also expressed no opinion about the fairness of the amount or nature of the compensation to any of Angelica's officers, directors or employees, or class of such persons, relative to the compensation to the public stockholders.

        In connection with furnishing to our board of directors the Morgan Joseph Opinion, Morgan Joseph performed a variety of financial analyses, which are summarized below. These analyses were presented to the board of directors at a meeting held on May 22, 2008. The summary set forth below does not purport to be a complete description of the analyses performed by Morgan Joseph in this regard. Certain of the summaries of financial analyses include information set forth in tabular format. In order to fully understand the financial analyses used by Morgan Joseph, the tables must be read together with the text of each summary. The preparation of an opinion regarding financial fairness involves various determinations as to the most appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstances, and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description. Accordingly, notwithstanding the separate analyses summarized below, Morgan Joseph believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors considered by it, without considering all of its analyses and factors, or attempting to ascribe relative weights to some or all of its analyses and factors, could create an incomplete view of the evaluation process underlying the Morgan Joseph Opinion.

  Selected Comparable Transactions Analysis

        Using publicly available information, Morgan Joseph reviewed the purchase prices and multiples paid in the following selected merger and acquisition transactions which it deemed relevant in reviewing the financial terms of the proposed merger (the "Selected Transactions"), which are presented in the table below in reverse chronological order based upon the date of announcement:

Date Announced	Target Company	Acquiror Company
April 1, 2007	Global Imaging Systems, Inc.	Xerox Corporation
December 26, 2006	Cadmus Communications Corporation	Cenveo, Inc.
October 31, 2006	Banta Corporation	R. R. Donnelley & Sons Company
September 18, 2006	Summit Services Group, Inc.	Healthcare Services Group Inc.
August 31, 2006	National Linen & Uniform Service, LLC	Alsco, Inc.
August 10, 2006	Relizon Canada Inc.	The Data Group Income Fund
May 15, 2006	NCO Group, Inc.	One Equity Partners LLC
May 1, 2006	ARAMARK Corporation	GS Capital Partners; J.P. Morgan Partners
November 21, 2003	Joule Inc.	Management
November 18, 2003	RMH Teleservices, Inc.	NCO Group, Inc.
October 28, 2003	On-Site Sourcing, Inc.	Docuforce, Inc.
July 18, 2003	Textilease Corporation	UniFirst Corporation
April 2, 2003	National Service Industries, Inc.	California Investment Fund, LLC
March 31, 2003	AHL Services, Inc.	Cravey, Green & Wahlen Incorporated
March 22, 2002	Sophus Berendsen A/S	Davis Service Group PLC
June 12, 2002	Vestcom International, Inc.	Cornerstone Equity Investors, LLC
May 15, 2002	Boron, LePore & Associates, Inc.	Cardinal Health, Inc.

        Morgan Joseph selected these transactions, among other reasons, because the targets involved in such transactions operate in similar industries and have similar lines of business to Angelica. However, none of the target companies or Selected Transactions is identical or directly comparable to Angelica or the proposed merger, respectively. For each precedent transaction, Morgan Joseph determined enterprise values (as defined below, with market capitalization for the Selected Transactions determined based on the offered price per share in the transaction) as a multiple of its operating earnings before interest, taxes, depreciation and amortization and, in the case of Angelica, excluding other operating income and losses related to Angelica's Edison, New Jersey facility, which was sold in January, 2008, which is referred to as EBITDA, for the latest twelve-month period preceding the acquisition ("LTM") and as a multiple of its EBITDA minus capital expenditures for the LTM period.

        Enterprise Value was defined by Morgan Joseph as market capitalization (including in-the-money options) plus total debt, preferred stock (on an as-converted basis, if applicable) and minority interest less cash and cash equivalents.

        The table below provides a summary of the multiples:

  Multiples Observed from the Selected Transactions

	Median	25th Percentile	75th Percentile
Enterprise Value as a multiple of:
LTM EBITDA	8.8x	7.8x	11.0x
LTM EBITDA-Capital Expenditures	13.3x	11.9x	14.8x

        Morgan Joseph applied multiple ranges based upon the Selected Transactions analysis to Angelica's corresponding financial data. The analysis of Selected Transactions indicated an implied range of per share values of Angelica's common stock of $17.82 to $23.38, based on LTM EBITDA, and of $11.92 to $15.35, based on LTM EBITDA-Capital Expenditures.

  Selected Publicly Traded Companies Analysis

        Using publicly available research analyst estimates and other publicly available information, Morgan Joseph analyzed, among other things, the implied value of Angelica based upon corresponding trading multiples of selected companies that Morgan Joseph believed were generally comparable to Angelica. These selected companies are set forth in the table below (the "Selected Companies").

  ABM Industries Incorporated

  Alliance Imaging, Inc.

  Cintas Corporation

  Compass Group Plc

  The Davis Service Group Plc

  G&K Services, Inc.

  Healthcare Services Group, Inc.

  K-Bro Linen Income Fund

  Rentokil Initial Plc

  Sodexo

  SRI Surgical Express, Inc.

  Stericycle, Inc.

  UniFirst Corporation

        In its analysis, Morgan Joseph derived and compared multiples for Angelica and a range of multiples for the Selected Companies, including, but not limited to, Enterprise Value (as defined above) as a multiple of LTM EBITDA and LTM EBITDA-Capital Expenditures.

        Although none of the Selected Companies is directly comparable to Angelica in all respects, they were chosen because they are publicly traded companies with operations, lines of business and/or product segments that for purposes of analysis may be considered similar to certain of Angelica's operations, lines of business and/or product segments.

        The financial information reviewed by Morgan Joseph included market trading multiples exhibited by the Selected Companies with respect to their LTM financial performance. All multiples for the selected companies were based upon closing stock prices as of May 16, 2008. The table below provides a summary of these multiples:

  Multiples Observed from the Selected Companies

	Median	25th Percentile	75th Percentile
Enterprise Value as a multiple of:
LTM EBITDA	7.2x	6.5x	8.8x
LTM EBITDA-Capital Expenditures	12.2x	10.2x	17.9x

        Morgan Joseph applied the multiples derived for the Selected Companies to Angelica's corresponding financial data. The analysis of Selected Companies indicated an implied range of per share value of Angelica's common stock of $14.04 to $17.82, based on LTM EBITDA, and of $8.49 to $11.42, based on LTM EBITDA-Capital Expenditures.

  Discounted Cash Flow Analysis

        Using Angelica's projected financial information for the years 2008 through 2010, and projected financial information for 2011 and 2012 calculated based on growth rates reviewed with and approved by Angelica's management and assuming constant margins, Morgan Joseph calculated the net present values of Angelica's unlevered free cash flows and the cash tax savings from Angelica's net operating losses ("NOLs") using discount rates ranging from 11.0% to 13.0%. Morgan Joseph's estimate of the appropriate range of discount rates was based on the estimated cost of capital for Angelica and the Selected Companies. Morgan Joseph also estimated a range of terminal values for Angelica based on EBITDA in 2012 applying multiples that ranged from 6.25x to 6.75x and discounted these terminal values using the assumed range of discount rates. Morgan Joseph's estimate of the appropriate range of terminal multiples was based upon the multiples of the Selected Companies and Angelica's financial performance relative to the Selected Companies. The present values of the implied terminal values of Angelica were then added to the present value of the after-tax free unlevered free cash flows to arrive at a range of enterprise values. The enterprise values were then converted to equity value by deducting Angelica's net debt of $72.3 million to $74.4 million as of April 26, 2008, after giving effect to the anticipated cash proceeds of option exercises based upon the resulting per share price. The resulting equity values were then calculated on a per share basis. The discounted cash flow analysis indicated an implied equity value per share of Angelica's common stock of $33.42 at the midpoint of Morgan Joseph's assumed ranges of discount rates and terminal value EBITDA multiples.

  Implied Equity Value per Share

	Assumed Terminal Value Multiple of 2012 EBITDA:
	6.25x	6.50x	6.75x
After-Tax Weighted Average Cost of Capital ("WACC"):
11.0%	$33.90	$35.02	$36.14
12.0%	32.35	33.42	34.49
13.0%	30.86	31.89	32.92

        Morgan Joseph also conducted sensitivity analyses on the discounted cash flow valuation, analyzing scenarios in which Angelica realized a range of steady revenue growth rates and EBITDA margins similar to those the Company has achieved historically. Based on revenue growth rates of between 3% and 5% per year and EBITDA margins of 8% to 10%, which generally correspond to the financial performance of Angelica's current business over the last ten years, the discounted cash flow analysis indicated a range of implied equity values per share of Angelica's common stock of $14.01 to $21.79.

        Morgan Joseph also noted that Angelica had in the past periodically fallen short of its projected financial performance, sometimes by a significant amount. As a result, Morgan Joseph also analyzed the impact on its discounted cash flow analysis of Angelica achieving less than 100% of its EBITDA projections. Based upon the midpoint of Morgan Joseph's assumed ranges of discount rates and terminal value EBITDA multiples, Morgan Joseph's analysis indicated an implied equity value per share of Angelica's common stock of $16.24, $20.62, $24.95 and $29.19, assuming Angelica achieved only 60%, 70%, 80% and 90%, respectively, of its projected EBITDA.

        The financial projections used in Morgan Joseph's discounted cash flows analysis was based upon the management projections. While discounted cash flow analysis is a widely used valuation methodology, it necessarily relies on numerous assumptions, including assets and earnings growth rates, terminal values and discount rates. As a result, it is not necessarily indicative of Angelica's actual, present or future value or results, which may be significantly more or less favorable than suggested by such analysis.

  Premiums Paid Analysis

        Morgan Joseph reviewed the premiums paid for 73 selected publicly announced U.S. domestic transactions announced between May 22, 2006 and March 20, 2008 having transaction values of between $100.0 million and $350.0 million. Morgan Joseph then compared the average premiums of these transactions based on per share market prices of the target company at reference points of one day prior to transaction announcement, one week prior to transaction announcement and four weeks prior to transaction announcement, respectively, to the implied premium based on the merger consideration of $22.00 per share in cash to Angelica's stock price at the same reference points. The following table shows the average premiums of the above mentioned transactions and the implied premium based on the merger consideration.

  Premiums Observed

	One Day Prior	One Week Prior	Four Weeks Prior
Median Premium	29.5%	31.0%	35.1%
25th Percentile	18.2%	21.4%	21.0%
75th Percentile	42.6%	44.2%	45.4%

        By applying the range of observed premiums on the stock price of these companies four weeks prior to announcement of the transaction, Morgan Joseph arrived at an implied per share value for Angelica of $19.97 to $24.00 per share.

  Miscellaneous

        Angelica's initial engagement of Morgan Joseph related to a review of the strategic alternatives available to Angelica. Morgan Joseph's role was subsequently expanded to advise Angelica regarding a possible sale, among other things. Angelica agreed to pay Morgan Joseph customary fees for its services. A portion of Morgan Joseph's fee was payable at the time Morgan Joseph rendered its opinion. Such fee was not contingent upon either the conclusion of its opinion or the consummation of any transaction. Morgan Joseph will also receive a fee which is subject to the consummation of the Transaction. Angelica will pay Morgan Joseph an advisory fee of approximately $3,000,000, (i) $175,000 of which has been paid to Morgan Joseph pursuant to periodic retainer payments since signing the initial engagement letter, (ii) $250,000 of which was paid to Morgan Joseph following delivery of its written fairness opinion and (iii) the remainder of which is contingent upon, and payable upon, consummation of the merger. Angelica also agreed to reimburse Morgan Joseph for its reasonable out-of-pocket expenses incurred in connection with its engagement, including certain fees and disbursements of its legal counsel, and to indemnify Morgan Joseph against liabilities relating to or arising out of its engagement, including liabilities under the securities laws. The opinion was approved and issued by Morgan Joseph's opinion committee. In the ordinary course of its business, Morgan Joseph may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions in equity and other securities and financial instruments (including loans and other obligations) of, or investments in, Angelica. Other than this engagement, Morgan Joseph has acted as a financial advisor to Angelica within the past three years and has received fees from Angelica for such services. Other than (i) Morgan Joseph in the past acting as financial advisor to other portfolio companies of the parent company of the Parent and (ii) an executive officer of the parent company of the Parent owning less than one-half of one percent of the equity of Morgan Joseph Holdings Inc. (the parent company of Morgan Joseph), there are no existing material relationships involving the payment or receipt of compensation between Morgan Joseph and any party to the Transaction during the last two years. Morgan Joseph may in the future seek to provide investment banking services to Angelica, Parent or any of their affiliates, and receive customary fees for such services.

Projections

        Angelica's senior management does not as a matter of course make public projections as to future performance or earnings beyond the current fiscal year and is especially wary of making projections for extended earnings periods due to the unpredictability of the underlying assumptions and estimates. However, senior management did provide financial projections to LBMB and other potential acquirers and their advisors and potential financing sources in connection with their consideration of a possible transaction with Angelica. These projections were also provided to Angelica's board of directors and to Morgan Joseph. We have included in this proxy statement the projections that were deemed material by our board of directors for purposes of considering and evaluating the merger and which were provided to LBMB. The inclusion of these projections should not be regarded as an indication that management, our board of directors or Morgan Joseph or any other recipient of these or other financial projections considered, or now considers, these projections, or any other projections provided in connection with the transaction, to be a reliable prediction of future results, and they should not be relied on as such.

        Angelica believes that the assumptions Angelica's management used as a basis for the projections were reasonable at the time the projections were prepared, given information Angelica's management had at the time. However, the projections do not take into account any circumstances or events occurring after the date they were prepared and you should not assume that the projections remain accurate as of the date of this proxy statement or that the projections will continue to be accurate or reflective of Angelica's management's view at the time you consider whether to vote for approval of the Merger Agreement. The internal financial forecasts upon which these projections were based are subjective in many respects and are thus susceptible to various interpretations. The projections reflect numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and many of which are beyond Angelica's control. The projections are also subject to significant uncertainties in connection with changes to Angelica's business and its financial condition and results of operations, and include numerous estimates and assumptions related to Angelica's business that are inherently subject to significant economic, political and competitive uncertainties, including those factors described above under "CAUTIONARY STATEMENT REGARDING FORWARD—LOOKING STATEMENTS," all of which are difficult to predict and many of which are beyond Angelica's control. As a result, although the projections set forth below were prepared in good faith based upon assumptions believed to be reasonable at the time the projections were prepared, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. Since the projections set forth below cover multiple years, such information by its nature becomes less reliable with each successive year.

        The financial projections, including projections of EBITDA, set forth below were not prepared with a view toward public disclosure or toward complying with United States generally accepted accounting principles, or GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Angelica's independent registered public accounting firm has not examined or compiled any of the financial projections, expressed any conclusions or provided any form of assurance with respect to the financial projections and, accordingly, assumes no responsibility for them.

        Our use of the term EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to net income (loss), operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows as measures of liquidity. EBITDA has important limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our actual results as reported under GAAP. For example, EBITDA:

  •
  excludes certain tax payments that may represent a reduction in cash available to us;

  •
  does not reflect any cash capital expenditure requirements for the assets being depreciated and amortized that may have to be replaced in the future; and

  •
  does not reflect changes in, or cash requirements for, our working capital needs.

        You should review Angelica's Annual Report on Form 10-K for the fiscal year ended January 26, 2008 to obtain additional information. See "WHERE YOU CAN FIND MORE INFORMATION." Readers of this proxy statement are cautioned not to place undue reliance on the specific portions of the financial projections set forth below. No one has made or makes any representation to you regarding the information included in these projections or the future financial results of Angelica.

        For the foregoing reasons, as well as the bases and assumptions on which the financial projections presented below were compiled, the inclusion of these specific portions of the financial projections in this proxy statement should not be regarded as an indication that such projections will be an accurate prediction of future results or events, and they should not be relied on as such. Except as required by applicable securities laws, Angelica has not updated and does not intend to update or otherwise revise the financial projections or the specific portions presented below to reflect circumstances existing after the date when such projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections arc shown to be in error.

        A summary of the financial projections is set forth below:

	Fiscal Year(a)
(in thousands, except per share data)
	2008B(b)	2009P	2010P
Revenues	$451,600	$478,890	$517,201
EBITDA	47,457	56,743	68,611
Net income	12,905	20,133	28,434
EPS	$1.35	$2.11	$2.98
Depreciation and amortization	20,056	19,391	19,128
Capital expenditures	18,624	15,000	15,000
Change in net operating working capital	2,923	1,849	(2,302)
Shares Outstanding	9,529	9,529	9,529

Notes:

As presented by the Company as its 2008 Budget and its 2009 and 2010 projections; shares outstanding adjusted to equal basic shares outstanding per 10-K filing for FY 2007

(a)
Fiscal year ends the last Saturday of the January of the following year (e.g., Fiscal Year 2009 refers to the 52 weeks ended January 30, 2010)

(b)
Results reflect 53 weeks of performance for the year; revised by the Company from its FY 2008 budget to reflect actual results through March

        The projected financial information set forth in the table above was prepared by members of Angelica's senior management and was based on the latest operating results available to management at that time for the 2007 fiscal year and the detailed 2008 budget that management had developed at the time. In developing the projected financial information for the fiscal years 2008 through 2010, management made numerous assumptions about our business, our industry and general business and economic conditions.

        From time to time in the ordinary course of business members of Angelica's senior management prepare, update and refine internal financial forecasts based on the latest operating results and plans available to management at the time.

        We have not updated and do not intend to update or otherwise revise these projections to reflect circumstances existing since their preparation or to reflect the occurrence of subsequent events even in the event that any or all of the underlying assumptions are no longer appropriate.

Interests of Our Directors and Executive Officers in the Merger

        In considering the recommendation of our board of directors regarding the merger, our shareholders should be aware that the directors and executive officers identified below have interests in the merger that differ from those of other shareholders, as described below. Our board of directors was aware of these interests and considered them, among other matters, in making its recommendation to approve the Merger Agreement. Our shareholders should take these benefits into account in deciding whether to vote for approval of the Merger Agreement.

  Equity-Based Awards

        Upon consummation of the merger, all outstanding restricted stock granted to our executive officers and directors under our benefit plans will vest and convert into the right to receive the $22.00 per share merger consideration in accordance with the Merger Agreement. We will also initiate an issuer tender offer prior to the consummation of the merger pursuant to which we will offer to purchase for cancellation each unexpired and unexercised stock option held under any benefit plan of

Angelica for an amount equal to the product of (a) the total number of shares subject to such option and (b) the excess of the merger consideration of $22.00 per share over the exercise price per share of such options. Certain of our outstanding options are exercisable at a price per share that is greater than $22.00. In connection with the issuer tender offer, we also expect to offer to purchase for cancellation these "out-of-the-money" options for an aggregate amount not to exceed $75,000. We currently expect to purchase each "out-of-the-money" option for $0.82, an amount determined under the Black-Scholes option pricing model after giving effect to a discount of 35% for lack of liquidity and control.

        Our directors and executive officers who hold stock options will be among the recipients of the issuer tender offer, although with respect to their "out-of-the-money" options, Mr. O'Hara and Mr. Olbrych will not participate in the tender offer (but these options will be cancelled as partial consideration for the opportunity to enter into new employment agreements with Merger Sub prior to the consummation of the merger). All the stock options held by our executive officers and directors are fully vested without regard to the merger, except for options to purchase 37,500 shares held by Mr. Olbrych which are currently unvested. Mr. Olbrych will have the opportunity to tender these unvested options in the issuer tender offer notwithstanding their unvested status. In partial consideration of the new employment agreements that Mr. O'Hara and Mr. Olbrych are expected to enter into with Merger Sub prior to the effective time of the merger, they will agree to invest in common stock of the Parent a portion of the aggregate after-tax cash proceeds they receive as a result of the issuer tender offer and their exchange of restricted stock received under Angelica's Long Term Incentive Plan for merger consideration. The consummation of the issuer tender offer will be conditioned upon and is expected to occur immediately prior to the completion of the merger. See "THE MERGER AGREEMENT—Stock Options."

        The following table sets forth, as of May 30, 2008, for each of our executive officers and directors, (a) the number of options held by such person, (b) the cash payments expected to be made with respect to such options in the issuer tender offer, (c) the number of shares of restricted stock held by such person, (d) the cash payments expected to be made with respect to such restricted shares based on the aggregate merger consideration payable with respect thereto and (e) the total cash payments expected to be made with respect to such to outstanding options and shares of restricted stock held by our directors and executive officers.

	Stock Options Exercisable at less than $22.00 per share		Stock Options Exercisable at more than $22.00 per share			Shares of Restricted Stock
Name	Number	Cash Payment	Number	Cash Payment		Number	Cash Payment	Total Payments
Executive Officers:
Stephen M. O'Hara	105,600	$272,714	100,000	—	(1)	51,019	$1,122,418	$1,395,132	(2)
Edward M. Davis	0	—	0	—		9,346	$205,612	$205,612
Steven L. Frey	48,000	$390,230	10,000	$8,200		15,762	$346,764	$745,194
John S. Olbrych	25,000	$17,375	50,000	—	(1)	4,731	$104,082	$121,457	(2)
Richard M. Oliva	10,000	$31,550	3,000	$2,460		15,297	$336,534	$370,544
James W. Shaffer	31,000	$264,333	10,000	$8,200		14,988	$329,736	$602,269
William R. Watson	15,500	$77,120	3,000	$2,460		13,799	$303,578	$383,158
Directors (other than Mr. O'Hara):
Ronald J. Kruszewski	0	—	0	—		3,767	$82,874	$82,874
James R. Henderson	0	—	0	—		0	—	—
Charles W. Mueller	8,000	$72,640	0	—		3,155	$69,410	$142,050
Don W. Hubble	0	—	0	—		2,422	$53,284	$53,284
John J. Quicke	0	—	0	—		0	—	—
Dr. Ronald N. Riner	0	—	0	—		2,544	$55,968	$55,968
Kelvin R. Westbrook	4,600	$27,649	0	—		2,666	$58,652	$86,301

TOTALS	250,400	$1,153,611	176,000	$21,320		139,496	$3,068,912	$4,243,843

(1)
With respect to their options exercisable at a price greater than $22.00, Mr. O'Hara and Mr. Olbrych will not participate in the issuer tender offer (but these options will be cancelled as partial consideration for the opportunity to enter into new employment agreements with Merger Sub prior to the consummation of the merger).

(2)
Under new employment agreements that Messrs. O'Hara and Olbrych are expected to enter into with Merger Sub prior the effective time of the merger, they will agree to invest in the common stock of the Parent a portion of the aggregate after tax proceeds they receive as a result of the issuer tender offer for their stock options and their exchange of restricted stock under Angelica's Long-Term Incentive Plan for merger consideration.

        For additional information regarding the nature of each executive officer's and each director's beneficial ownership of our shares of common stock, please see the information under "THE MERGER—Interests of Our Directors and Executive Officers in the Merger."

  Compensation Due to Change in Control—Executive Officers

        The benefit plans that our executive officers participate in have change in control provisions that automatically entitle them to a cash payment as a result of the consummation of the merger, except that the potential cash payments under our Long-Term Incentive Plan require additional service to be performed after the merger as a condition to receipt of those payments. In addition, we have existing employment agreements with each executive officer that, with the exception of the agreement with Mr. Olbrych, contain change in control provisions that would entitle them to cash payments and other benefits as a result of the consummation of the merger in the event their employment is terminated under certain circumstances. The change in control provisions in our benefit plans and in our employment agreements with executive officers were approved with the understanding that the executive officers may be critical to successfully completing certain transactions and with the intent to dissuade these individuals from considering alternative employment during any change in control process.

        Messrs. O'Hara and Olbrych are expected to enter into new employment agreements with Merger Sub that will become effective upon consummation of the merger. These new employment agreements will supersede their current employment agreements, including provisions in their current agreements relating to termination following a change in control. Any benefits that Messrs. O'Hara and Olbrych would receive under Angelica's benefit plans, including those received as a result of the merger, will still be paid in accordance with those plans and are not affected by the new employment agreements, except that under their new employment agreements they will agree to forego any cash payments resulting from the merger that relate to their maximum cash incentive awards under Angelica's Long-Term Incentive Plan in exchange for restricted stock units of equivalent value with respect to the common stock of Parent.

        Employment Agreements.    The existing employment agreements that we have with each executive officer generally provide for certain amounts and benefits to be paid by us if the executive officer's employment is terminated by us without "cause" or by the executive for "good reason," within a specified period of time following or preceding the consummation of the merger. Our agreement with Mr. Olbrych does not include any such provision. In each case, these change in control provisions will be operative if the executive officer's employment is terminated within two years following, or within six months preceding, the consummation of the merger. In the event of such a termination, these executive officers are entitled to the following:

  •
  A lump-sum cash payment based upon the executive's then current base salary and short-term incentive compensation. Mr. O'Hara is entitled to a payment equal to two times his annual base salary, plus his target bonus for the year in which he is terminated. Each of Messrs. Frey and Shaffer is entitled to a payment equal to one and one-half times his annual base salary. Messrs. Oliva, Watson and Davis are entitled to a payment equal to his annual base salary.

  •
  To the extent not otherwise provided for under the terms of the benefit plan under which they were issued, immediate vesting of all outstanding equity-based awards, including stock options and restricted shares.

  •
  For Messrs. O'Hara, Frey and Shaffer, a cash payment to enable the executive to purchase medical and health benefits for a specified period of time. In the case of Mr. O'Hara, this cash payment will enable him to purchase continued medical and health benefits for a period of two years for each year he had been employed by us, up to ten years. As to Messrs. Frey and Shaffer, this cash payment will enable the executive to purchase two years of continued medical and health benefits. Messrs. Oliva, Davis and Watson are not entitled to such cash payments for medical benefits. If the executive officer subsequently becomes employed, our medical benefit continuation becomes secondary to the benefits provided by the other employer. The medical benefit continuation will be paid by the Company directly to the medical benefit provider and to the extent such continuation results in taxable income to the executive, the Company will make a gross-up payment for taxes due on the benefit directly to the executive officer.

  •
  Messrs. Frey and Shaffer are each credited with an additional five years of service credit, to be aggregated with their actual years of service, under the Supplemental Plan discussed below.

  •
  In the case of Mr. O'Hara, if it is determined that the payments and benefits paid by us to him would be subject to the excise tax imposed by Internal Revenue Code Section 4999 (or successor provision), then we are obligated to also pay him a gross-up amount that, after the payment of taxes on that additional amount, allows him to retain an amount equal to the excise tax.

        The existing employment agreements that we have entered into with each executive officer defines a termination for "cause" to mean the termination of the executive's employment by us based upon: (a) the executive's willful and continued failure to substantially perform his duties; (b) the executive's commission of an act constituting a criminal offense involving moral turpitude, dishonesty or breach of trust; or (c) the executive's material breach of any provision of the agreement.

        Mr. O'Hara's existing employment agreement defines "good reason" to mean: (a) the assignment to him of duties inconsistent with his position or any other action by us which results in a material diminution in his position; (b) the failure on our part to continue any benefit or compensation plan to which he is entitled; (c) the relocation of him to a location other than that specified in his agreement; (d) a material breach of the agreement by us; (e) any purported termination of his employment, other than as permitted by the agreement; and (f) if, within a specified period following a change in control, the successor has failed to expressly assume our obligations under the agreement. The agreements we have with each other executive officer define "good reason" in substantially the same way so as generally to mean: (a) a material reduction in the executive officer's compensation; (b) a material reduction in the executive officer's authority, duties or responsibilities; (c) a material reduction in the budget over which the executive officer has authority; (d) the relocation of the executive to a location other than that specified in his agreement; and (e) a material breach of the agreement by us.

        Supplemental Plan for Selected Management Employees.    Under the terms of the Supplemental Plan for Selected Management Employees, Messrs. O'Hara, Frey and Shaffer are entitled to an additional lump sum cash payment within ten days of termination if their employment is terminated by us without "cause," or by the executive with "good reason," within two years following the consummation of the merger. Under these circumstances, each executive is entitled to immediate payment of a lump-sum cash amount equal to 100% of the present value of his then-vested benefit. For Messrs. Frey and Shaffer, this vested benefit includes the additional five years of service credit provided under their employment agreements.

        The Supplemental Plan defines "cause" generally to mean the willful and continued failure by the participant substantially to perform his duties with the Company, or the willful engagement by the participant in gross misconduct which is materially and demonstrably injurious to the Company.

        The Supplemental Plan defines "good reason" generally to mean (a) assigning the participant to duties which are inconsistent with his or her position, duties, responsibilities or status with the Company immediately before the change in control; (b) changing the participant's reporting responsibilities, titles or offices as in effect immediately before the change in control; (c) reducing the participant's base salary as in effect immediately before the change in control, or failing to increase the participant's base salary each year after the change in control; (d) relocating the Company's principal executive offices to a location outside the area of metropolitan St. Louis, Missouri; (e) requiring the participant to be based anywhere other than the Company's principal executive offices; (f) failing to pay or reimburse the participant for reasonable moving expenses incurred by the participant relating to a change of his or her principal residence in connection with relocation, provided that the participant agreed to relocate, including failing to reimburse for any loss realized on the sale of his principal residence; (g) discontinuing any benefit or compensation plan in which the participant was participating immediately before the change in control; (h) taking action which adversely affects the participant's participation in or materially reduces his or her benefits under any plan specified in (g), above, or which deprives the participant of any material fringe benefit enjoyed by him or her immediately before the change in control; or (i) failing to provide the participant with at least the number of paid vacation days to which he or she then was entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately before the change in control.

        Long-Term Incentive Plan.    In 2008, we awarded certain executive officers and other employees awards for potential cash payments under our Long-Term Incentive Plan, which would generally vest at the end of a three-year performance period, 2008 through 2010, provided that incentive targets specified under the plan were met. If the merger is consummated while an executive officer is employed during the 2008-2010 performance period, the performance condition will cease to be applicable and the executive officer will earn his maximum cash incentive award based solely on lapse of time, as of the earlier of: (a) the date that is one year following the effective date of the merger;

(b) the date upon which the executive officer's employment is terminated by the Company for any reason other than cause; or (c) the date upon which the executive officer's employment with the Company terminates by reason of the executive officer's death or disability. If during the one year period following the merger, (y) the executive officer voluntarily terminates his employment with the Company; or (z) the Company terminates the executive officer's employment with the Company for cause, none of the cash incentive award will be earned by the executive officer and the Company will have no obligation to pay any portion of the award.

        Award agreements with 2008 Long-Term Incentive Plan participants each define a termination for "cause" similarly to mean (a) an employee's willful and continued failure to substantially perform his duties and responsibilities with the Company; (b) an employee's commission of an act constituting a criminal offense involving moral turpitude, dishonesty or breach of trust; or (c) an employees' material breach of the terms of any employment agreement between the employee and the Company.

        The following table sets forth information regarding the estimated value of the cash payments and other benefits that would be payable as described above in the event the executive officer becomes entitled to such amount pursuant to the applicable agreement or plan following the merger (assuming, for illustrative purposes, that the executive officer's employment is terminated immediately following the merger on August 1, 2008, the base salaries remain at current levels, and in the case of each executive officer, Angelica is on track to achieve its performance goals for fiscal year 2008). The value of outstanding stock options and restricted stock is described above under the section entitled "Equity-Based Awards."

Name	Cash Payments Under Employment Agreements		Cash Payments Relating to Medical Benefits Under Employment Agreements (estimated present value)		Cash Payments Under Supplemental Plan Benefit	Cash Payments Under Long Term Incentive Plan for 2008-2010 Performance Period		Total Payments
Stephen M. O'Hara	$1,062,500		$73,398		$321,177	$340,000	(2)	$1,797,075	(1)
Edward M. Davis	92,500		—		—	92,500		185,000
Steven L. Frey	330,000		22,730		199,092	110,000		661,822
John S. Olbrych	—	(3)	—	(3)	—	132,500	(2)	132,500
Richard M. Oliva	200,000		—		—	100,000		300,000
James W. Shaffer	307,500		—	(4)	107,286	102,500		517,286
William R. Watson	184,961		—		—	—		184,961

Total	$2,177,461		$96,128		$627,555	$877,500		$3,778,644

(1)
A determination has not been made as to the amount, if any, of gross-up payments payable to Mr. O'Hara under his employment agreement.

(2)
Under new employment agreements that Messrs. O'Hara and Olbrych are expected to enter into with Merger Sub prior the effective time of the merger, they will agree to forego any cash payments resulting from the merger that relate to maximum cash incentive awards under Angelica's Long-Term Incentive Plan in exchange for an amount of restricted units of equivalent value with respect to the common stock of the Parent. Vesting of these restricted units will generally be subject to the same conditions that would have applied to their maximum cash incentive awards granted under our Long-Term Incentive Plan.

(3)
Mr. Olbrych does not have any change in control provisions in his employment agreement.

(4)
Mr. Shaffer is eligible to participate in our medical benefits plan, but has elected not to participate.

        Short-Term Incentive Plan.    Upon consummation of the merger, each executive officer, with the exception of Messrs. O'Hara and Olbrych, is entitled, pursuant to his existing employment agreement, to a pro-rated portion of his maximum incentive bonus for 2008 awarded under our Short-Term Incentive Plan, based upon the number of months of the fiscal year the executive officer worked for us during 2008 prior to the merger. Assuming, for illustrative purposes, that the merger occurs on August 1, 2008 and the base salaries remain at current levels, the following executive officers will be entitled to pro-rata bonus payments relating to the Short-Term Incentive Plan with approximate amounts as follows: Mr. Davis, in the amount of $107,917; Mr. Frey, in the amount of $128,333; Mr. Oliva, in the amount of $116,667; Mr. Shaffer, in the amount of $119,583; and Mr. Watson, in the amount of $61,667. Mr. Watson left employment with the Company on May 31, 2008, and, pursuant to his separation agreement, would receive a lump sum payment equal to 4/12ths the maximum annual incentive bonus for 2008 awarded under our Short-Term Incentive Plan. In each case, these amounts are payable upon consummation of the merger, even if the executive continues his employment.

  Compensation Due to Change in Control—Non-Employee Directors

        Our non-employee directors, except for Messrs. Henderson and Quicke, have received shares of restricted stock or stock options to purchase shares of our common stock under our director benefit plans. Payments related to these shares of restricted stock and stock options are discussed above, under the heading entitled "Equity-Based Awards." Messrs. Henderson and Quicke have received all of their director compensation in the form of cash payments. Instead of receiving equity awards issued to non-employee directors under our director benefit plans, they are paid a cash award amount based upon the value of such awards, subject to the same vesting restrictions applicable to such awards. All of these cash awards will vest or become immediately payable upon consummation of the merger. Messrs. Henderson and Quicke will be entitled to cash awards in the amounts of $39,538 and $44,538, respectively, if the merger is consummated.

  Future Executive Employment Arrangements.

        General.    Prior to consummation of the merger, it is expected that each of Messrs. O'Hara and Olbrych will enter into an employment agreement with Merger Sub that will become effective upon the merger closing date and will replace their current employment agreements. Each employment agreement provides for a term of one year, commencing on the merger closing date, which is automatically extended for successive one-year additional terms, unless either party elects to terminate the term upon at least thirty days' notice to the other party.

        Annual Salary, Bonuses and Stock-Based Compensation.    The employment agreements will provide for the payment of annual base salaries of $425,000 and $275,000 to Messrs. O'Hara and Olbrych, respectively, subject to increase, in the case of Mr. O'Hara, based on our achievement of specified twelve-month revenue thresholds. Each of Messrs. O'Hara and Olbrych will also be eligible for an annual performance-based bonus. Each of Messrs. O'Hara's and Olbrych's target bonus is 50% of his annual base salary, with a maximum bonus of 100% of his annual base salary. Potential payments that each of Messrs. O'Hara and Olbrych would have been entitled to as a result of the merger under the maximum cash incentive award grants they received for the 2008-2010 performance period under our Long-Term Incentive Plan will be converted into restricted stock units of equivalent initial value with respect to common stock of Parent. These restricted stock units will be subject to vesting and payment terms that are substantially the same as those that would have applied under our Long-Term Incentive Plan as a result of the merger. Each of Messrs. O'Hara and Olbrych has also agreed to immediately invest in common stock of Parent a portion of the aggregate after tax proceeds they receive as a result of the issuer tender offer for their stock options and their exchange of restricted stock they received under our Long-Term Incentive Plan for merger consideration. With respect to Mr. O'Hara, this investment is expected to be $700,000. For purposes of this maximum cash incentive award conversion and investment, Parent's common stock will be valued at the same price paid by Lehman Brothers Merchant Banking Partners IV L.P. in capitalizing Parent. At the closing of the merger, each of Messrs. O'Hara and Olbrych will also be eligible to receive grants of options to purchase common stock of Parent pursuant to the terms of a benefit plan established by Parent. It is anticipated that at the closing of the merger Mr. O'Hara shall be granted options to purchase 3% of the fully diluted equity of Parent. Additional employees, including Mr. Olbrych, are expected to receive options to purchase up to an aggregate total of between 5% and 6% of the fully diluted equity of Parent. Additional options to purchase between 1% and 2% of the fully diluted equity of Parent will be reserved for grants following the merger.

        Termination.    If the employment of either of Messrs. O'Hara or Olbrych is terminated by Merger Sub without "cause" (as defined in the employment agreements), other than due to his disability, or if Mr. O'Hara resigns for "good reason," he is eligible to receive severance pay and benefits, as described below. Mr. O'Hara's severance pay is equal to two times the sum of his then-current annual base salary and target annual bonus. Mr. Olbrych's severance pay is equal to his then-current annual base salary. Also, Merger Sub will continue to pay its portion of the cost to continue Messrs. O'Hara's and Olbrych's coverage under Merger Sub's group health insurance plan for ten years, in the case of Mr. O'Hara, and one year, in the case of Mr. Olbrych, following such a termination of employment (and Mr. O'Hara will be grossed up for any taxes imposed on these payments). Receipt of this severance pay and benefits is contingent upon each executive's execution of a general release of claims against us and our affiliates and compliance with the restrictive covenants prescribed by his employment agreement. These restrictive covenants to which each executive is subject include non-competition and non-solicitation covenants for the three-year period following termination of employment, as well as confidentiality, intellectual property and nondisparagement covenants. In the event Mr. O'Hara's employment terminates due to his death or disability, he or his estate will be entitled to receive a pro-rata portion of his then-current annual bonus.

        Benefits.    Under the employment agreements, each of Messrs. O'Hara and Olbrych is eligible to participate in employee benefit, fringe and perquisite plans and arrangements that Merger Sub generally makes available to its executive employees, which are commensurate with the executive's position, including medical and dental plans and long-term disability and life insurance benefits.

  Indemnification and Insurance.

        Under the Merger Agreement, Parent agrees that (a) the existing rights to indemnification of all of our directors and officers under our articles of incorporation or bylaws shall survive the merger and continue for a period of six years, (b) indemnification agreements between us and our directors and executive officers shall remain in full force and effect in accordance with their terms following the merger, (c) subject to certain conditions, Parent will maintain in effect for six years from the effective time of the merger directors' and officers' liability insurance with respect to matters existing or occurring prior to the effective time of the merger and (d) subject to certain conditions, Parent will provide indemnification for a period of six years to persons who, at or prior to the effective time, were officers or directors of us or any of our subsidiaries or served at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. See "THE MERGER AGREEMENT—Indemnification of Directors and Officers; Insurance."

Regulatory Approvals

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the HSR Act, and the rules promulgated thereunder by the Federal Trade Commission, which we refer to as the FTC, the merger cannot be completed until we file and Parent causes to be filed a notification and report form under the HSR Act and the applicable waiting period has expired or been terminated. We filed and Parent caused to be filed notification and report forms under the HSR Act with the FTC and the Antitrust Division of the Department of Justice on                  , 2008. At any time before or after completion of the merger, notwithstanding the expiration or early termination of the waiting period under the HSR Act, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Angelica or Parent. At any time before or after the completion of the merger, and notwithstanding the expiration or early termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Angelica or Parent. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

        While there can be no assurance that the merger will not be challenged by a governmental authority or private party on antitrust grounds, we and Parent believe that the merger can be effected in compliance with federal and state antitrust laws. Under the terms of the Merger Agreement, each party has agreed to use commercially reasonable efforts to take or to cause to be taken all other actions necessary, proper or advisable consistent with the Merger Agreement to cause the expiration or termination of the applicable waiting period, or receipt of required authorizations, as applicable, under the HSR.

Material U.S. Federal Income Tax Consequences

        The following is a discussion of certain material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of shares of our common stock. This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended (which we refer to as the "Code"), existing, proposed and temporary regulations promulgated thereunder, rulings, administrative pronouncements and judicial decisions, changes to which could materially affect the tax consequences described herein and could be made on a retroactive basis.

        For purposes of this discussion, we use the term "U.S. holder" to mean a U.S. citizen or resident alien individual as defined in the Code, a corporation or entity taxable as a corporation, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia, an estate the income from which is includable in its gross income for U.S. federal income tax purposes without regard to its source, or a trust if either (A) both (1) a U.S. court is able to exercise primary supervision over the administration of the trust and (2) one or more U.S. persons have the authority to control all of the substantial decisions of the trust or (B) it has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. A non-U.S. holder is any holder that is not a U.S. holder.

        This discussion assumes that you hold the shares of our common stock as a capital asset within the meaning of Section 1221 of the Code. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances, or that may apply to you if you are subject to special treatment under the U.S. federal income tax laws (including, for example, regulated investment companies, persons who mark-to-market our common stock, S corporations, partnerships or other pass-through entities, dealers and certain traders in securities and currencies, financial institutions, insurance companies, tax-exempt entities, U.S. expatriates, holders that are not U.S. holders, investors who received our common stock upon conversion of securities or exercise of warrants or other rights to acquire common stock, persons who hold our common stock as part of a synthetic security, straddle, hedge, constructive sale, or a conversion or other integrated transaction, persons that have a functional currency other than the U.S. dollar, persons who are subject to the alternative minimum tax, investors in a pass-through or similar entity, persons who receive our common stock through the exercise of employee stock options or otherwise as compensation, or if you do not hold our common stock as a capital asset).

THIS U.S. FEDERAL INCOME TAX DISCUSSION IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT ADDRESS ALL TAX CONSIDERATIONS THAT MAY BE SIGNIFICANT TO YOU. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, FOREIGN OR OTHER TAX LAWS.

  U.S. Holders

        The receipt of cash in the merger by U.S. holders of shares of our common stock generally will be a taxable transaction for U.S. federal income tax purposes (and may also be a taxable transaction under applicable state, local and foreign tax laws). In general, for U.S. federal income tax purposes, a U.S. holder of shares of our common stock will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between (1) the merger consideration received in exchange for such shares and (2) the U.S. holder's adjusted tax basis in such shares. If the holding period in our shares surrendered is greater than one year as of the date of the merger, the gain or loss will be long-term capital gain or loss. The deductibility of a capital loss recognized on the exchange is subject to limitations. If you acquired different blocks of our stock at different times or different prices, you must determine your tax basis and holding period separately with respect to each block of our stock.

        There are limitations on the deductibility of capital losses. Capital losses not offset by capital gains may be deducted against a non-corporate shareholder's ordinary income only up to a maximum annual amount of $3,000, and non-corporate shareholders may carry forward unused capital losses. A corporate shareholder can deduct capital losses only to the extent of capital gains; unused capital losses may be carried back three years and forward five years.

        Receipt of the merger consideration may also be a taxable transaction under applicable state, local and foreign tax laws.

        Backup withholding at a rate of 28% will apply to all cash received by a shareholder under the merger, unless the shareholder provides a taxpayer identification number (social security number, in the case of individuals, or employer identification number, in the case of other shareholders), certifies that such a number is correct, and otherwise complies with the backup withholding tax rules. Each of our shareholders should complete and sign the Substitute Form W-9 included as part of the letter of transmittal and return it to the paying agent in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the Internal Revenue Service in a timely manner. In addition, certain foreign persons such as certain nonresident aliens may establish an exemption from, or a reduced rate of, backup withholding by delivering the proper version of Form W-8.

  Non-U.S. Holders

        A "non-U.S. holder" of our Common Stock is a holder that is neither a U.S. holder nor a partnership (or other entity treated as a partnership for U.S. federal income tax purposes).

        Special rules may apply to certain non-U.S. holders, such as former citizens or long-term residents of the United States, controlled foreign corporations, passive foreign investment companies, persons who actually or constructively own, or have owned, more than 5% of our equity at any time during the five-year period ending at the effective time, persons who actually or constructively own our Common Stock, and corporations that accumulate earnings to avoid U.S. federal income tax. Such non-U.S. holders are urged to consult their own advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

        As a result of the merger, a non-U.S. holder generally will recognize gain to the same extent that a U.S. holder will recognize gain as described above under the headings "—U.S. Holders." Any gain a non-U.S. holder recognizes generally will constitute capital gain and generally will not be subject to U.S. federal income tax unless:

  •
  such non-U.S. holder is an individual, who is present in the United States for 183 days or more in the taxable year of the exchange, and certain other requirements are met; or

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  such gain is effectively connected with such non-U.S. holder's conduct of a trade or business in the United States, or, if certain tax treaties apply, is attributable to such non-U.S. holder's U.S. permanent establishment.

        If you are described in the first bullet above, you generally will be subject to a flat 30% tax on any gain recognized, which may be offset by U.S. source capital losses. If you are described in the second bullet above, you generally will be subject to tax on your gain at applicable U.S. federal income tax rates and, in addition, may be subject to a branch profits tax (if you are a corporation) equal to 30% (or lesser rate under an applicable income tax treaty) on your effectively connected earnings and profits for the taxable year, which would include such gain.

        U.S. backup withholding tax and information reporting requirements generally apply to any cash payments received in connection with the merger or the exercise of appraisal rights made within the United States, or by a U.S. payor or U.S. middleman, to a holder of our Common Stock, unless such holder is an exempt recipient (including a corporation, a payee that is not a U.S. person that provides an appropriate certification and certain other persons) or otherwise establishes an applicable exemption from such backup withholding tax and information reporting requirements. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against your U.S. federal income tax liability, provided you furnish the required information to the Internal Revenue Service. The backup withholding tax rate is currently 28%.

        Because individual circumstances may differ, you are encouraged to consult your own tax advisor as to the particular tax consequences of the merger to you, including the application and effect of state, local, foreign and other tax laws.

Dissenters' Rights

        Under Missouri law, holders of shares of our common stock are entitled to dissenters' rights in connection with the merger. Any holder of shares of our common stock at the time of the merger who does not vote in favor of the merger may elect to receive payment of the fair value of the shares in cash in accordance with Section 351.455 of the General and Business Corporation Law of Missouri if the merger is consummated. However, Parent may elect not to consummate the merger if a demand for fair value of dissenting shares of our common stock has been perfected, asserted or demanded with respect to more than 10% of the aggregate number of our outstanding shares of common stock.

        Any shareholder contemplating the exercise of the right to dissent should review carefully the provisions of Section 351.455 set forth in Appendix C to this proxy statement. A summary of the principal steps to be taken if the right to dissent is to be exercised is set forth below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the full text of Section 351.455.

EACH STEP MUST BE TAKEN IN STRICT COMPLIANCE WITH THE APPLICABLE PROVISIONS OF SECTION 351.455 IN ORDER FOR HOLDERS OF SHARES OF OUR COMMON STOCK TO PERFECT DISSENTERS' RIGHTS.

        Under Missouri statutory law, a shareholder who dissents from the merger may, in certain circumstances and subject to certain limitations (as described below), demand the fair value of his or her shares. A shareholder will be deemed a dissenting shareholder and therefore be entitled to appraisal and payment of fair value under 351.455 if such shareholder:

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  owns our stock as of the record date for the special meeting of shareholders at which the approval of the merger is submitted to a vote;

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  files with us, prior to or at the special meeting of shareholders, a written objection to the merger;

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  does not vote in favor of the merger; and

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  within 20 days after the merger is effected, makes a written demand on the surviving corporation for payment of the fair value of his or her shares as of the day prior to the special meeting.

        The surviving corporation shall pay to each such dissenting shareholder, upon surrender of his or her certificate or certificates representing said shares in the case of certificated shares, the fair value thereof and such demand shall state the number and class of the shares owned by such dissenting shareholder. A shareholder will be conclusively presumed to have consented to the merger and will be bound by the terms thereof and shall not be a dissenting shareholder if he or she:

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  fails to file a written objection prior to or at the special meeting of the shareholders;

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  fails to make demand within the 20 day period; or

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  in the case of a shareholder owning voting stock as of the record date, votes in favor of the merger.

        If, within 30 days after the effective date of the merger, the fair value of the dissenting shareholder's shares is agreed upon between the dissenting shareholder and the surviving corporation, payment for such shares must be made by the surviving corporation within 90 days after the effective date of the merger, upon the surrender of the dissenting shareholder's stock certificates representing his or her shares. Upon payment of the agreed value, the dissenting shareholder ceases to have any interest in the shares or in the surviving corporation.

        If, within 30 days after the effective date of the merger, there is no such agreement as to the fair value of the dissenting shareholder's shares between the dissenting shareholder and the surviving corporation, then the dissenting shareholder may, within 60 days after the expiration of the 30 day period, file a petition in any court of competent jurisdiction specified in Section 351.455 asking for a finding and determination of the fair value of his or her shares as of the day prior to the special meeting of shareholders. The dissenting shareholder will be entitled to judgment against the surviving corporation for an amount equal to the fair value of his or her shares measured as of the day prior to the special meeting, together with interest thereon to the date of the judgment.

        The judgment will only be payable upon and simultaneously with the surrender to the surviving corporation of the stock certificates representing the shares owned by the dissenting shareholder. Upon payment of the judgment, the shareholder will cease to have any interest in the shares or in the surviving corporation. Further, unless the dissenting shareholder files the petition with the court within the 60-day time limit described above, that shareholder and all persons claiming under that shareholder shall be conclusively presumed to have approved or ratified the merger and shall be bound by the terms thereof. The right of a dissenting shareholder to be paid the fair value of his or her shares as provided above ceases if and when we abandon the merger.

Financing the Merger

        Parent estimates that the total amount of funds necessary to complete the merger is anticipated to be approximately $310,000,000, consisting of:

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  approximately $211,000,000 to pay Angelica's shareholders and option holders the amounts due to them under the Merger Agreement (assuming that no Angelica shareholder validly exercises and perfects its appraisal rights),

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  approximately $14,000,000 to pay related fees and expenses in connection with the merger, and

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  approximately $85,000,000 to refinance certain existing indebtedness.

        These payments are expected to be funded at the closing of the merger by a combination of equity and debt financing arranged by Parent and to the extent available, cash of Angelica. Parent and Merger Sub have obtained equity and debt financing commitments described below in connection with the transactions contemplated by the Merger Agreement. The contemplated financing may change after the date hereof. The Merger Agreement permits changes to the contemplated debt financing under specified circumstances. The total funded indebtedness of Angelica and its subsidiaries following the transactions is expected to be approximately $175,000,000.

        Pursuant to the Merger Agreement, Parent is required to use commercially reasonable efforts to arrange, as soon as practicable, and to consummate, concurrently with the closing of the merger, Parent's equity and debt financing, on the terms and conditions described in Parent's equity and debt financing commitments. These actions include using commercially reasonable efforts to (i) maintain in effect the equity and debt financing commitments, (ii) satisfy on a timely basis all conditions applicable to Parent and Merger Sub to obtaining the equity and debt financing set forth in the equity and debt financing commitments that are within their control (including by consummating the equity financing pursuant to the terms of the equity financing commitment), and (iii) enter into definitive agreements with respect thereto on the terms and conditions contemplated by the debt financing commitments.

        If any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the debt financing commitments, Parent must promptly notify Angelica and use commercially reasonable efforts to arrange to obtain alternative financing from alternative sources on financial terms no less favorable to Parent than the debt financing commitments, and in an amount sufficient to consummate the transactions contemplated by the Merger Agreement.

        If the conditions to the obligations of all the parties to the Merger Agreement, and to the obligations of Parent and Merger Sub, to consummate the merger are satisfied or waived, Parent and Merger Sub will be obligated to consummate the transactions on the terms contemplated by the Merger Agreement regardless of whether Parent's equity financing has been or can be obtained. The obligations of the Parent and Merger Sub to consummate the transactions contemplated by the Merger Agreement are conditioned upon the satisfaction or waiver of the conditions set forth in the debt financing commitment letters. Angelica agreed to use its commercially reasonable efforts to cooperate, and cause its subsidiaries to cooperate, in connection with the arrangement of the financing as may be reasonably requested by Parent. The failure of Parent or Merger Sub to obtain sufficient financing is likely to result in the failure of the merger to be completed.

        Set forth below are the material terms and conditions of the equity and debt financing commitments. The documentation setting forth the terms and conditions of the equity and debt financing commitments has not been finalized, and as a result, the actual terms and conditions of the equity and debt financing may differ from those described below.

  Equity Financing

        Parent has received an equity commitment letter, dated May 22, 2008, from Lehman Brothers Merchant Banking Partners IV L.P., an affiliate of Parent. This equity sponsor has committed to contribute, or cause one or more of its affiliated funds to contribute, an equity contribution to Parent in an aggregate amount of $135,200,000 to fund the merger consideration and pay related fees and expenses. The equity sponsor also concurrently executed a letter agreement with Angelica pursuant to which it agreed to guarantee the amounts payable by Parent under the Merger Agreement, with respect to any termination fee to be paid by Parent (as described in "THE MERGER AGREEMENT—Expenses and Termination Fees") together with such related costs of collection and interest thereon, up to an aggregate of $10,000,000.

        The obligation to fund the commitment under the equity commitment letter is subject to the substantially concurrent consummation of the merger in accordance with the terms of the Merger Agreement and without waiver of any condition or amendment of the Merger Agreement that, in either case, is not consented to in writing by the equity sponsor.

        The terms of the equity commitment letter will expire automatically upon the earliest to occur of: (i) the effective time of the merger; (ii) termination of the Merger Agreement in accordance with its terms; (iii) the commencement by Angelica or any of its affiliates of a lawsuit or other proceeding asserting a claim under the guarantee; (iv) any person, other than Parent, seeking to enforce (or cause Parent to enforce) the equity commitment; or (v) payment in full by the equity sponsor of the Parent Termination Fee under the guarantee.

        All or a portion of the commitment of the equity sponsor may be assigned to one or more of its affiliated funds, provided that any such assignment will not relieve the equity sponsor from its obligations as the primary obligor under the equity commitment letter.

        Additionally, after the date of this proxy statement, the equity sponsor may, but is not obligated to, permit certain members of Angelica's management to reinvest the after-tax proceeds received in respect of certain of their options or shares of restricted stock, in exchange for equity interests in Parent. In this event, the aggregate equity commitment and investment of the equity sponsor will be reduced proportionally.

  Debt Financing

        Parent and Merger Sub received the following debt commitments:

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  a debt commitment financing letter, dated May 20, 2008, from Regions Bank ("Regions") and Regions Business Capital Corporation ("RBCC") providing first lien senior secured credit facilities in an aggregate principal amount of up to $133,000,000 (the "Senior Secured Credit Facilities"), of which $85,000,000 is expected to be drawn on the closing date of the merger; and

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  a debt commitment financing letter, dated May 20, 2008, from Apollo Investment Corporation ("AIC"), pursuant to which AIC committed to purchase $90,000,000 in aggregate principal amount of senior subordinated notes (the "Senior Subordinated Notes").

        It is expected that the net proceeds from the Senior Secured Credit Facilities and Senior Subordinated Notes will be used to fund a portion of the aggregate merger consideration, to pay fees and expenses incurred in connection with the merger, to refinance certain indebtedness of the borrowers, and to provide for the working capital and general corporate requirements of the borrowers and their subsidiaries.

        The debt commitments expire on the earlier of (i) the closing of the merger, (ii) the abandonment or the termination of the Merger Agreement or (iii) September 30, 2008 at 5:00 pm (New York time).

The availability of financing under the debt commitments is subject to customary closing conditions, including:

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  there not having occurred, since January 26, 2008, any change, effect, or circumstance that would constitute a "Material Adverse Effect" (as defined in the Merger Agreement as described below under "THE MERGER AGREEMENT—Representations and Warranties");

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  substantially concurrent consummation of the merger in accordance with the Merger Agreement (and no provision thereof being waived or amended in a manner materially adverse to Regions, RBCC or AIC, without their consent);

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  the receipt by Parent of cash equity contributions from the Sponsor which, together with rollover equity and stock issued to current Company management, constitute at least 40% of the consolidated capitalization of Parent;

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  the negotiation, execution, and delivery of definitive documentation consistent with the terms contained in the debt financing commitments;

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  the receipt of specified financial statements of Angelica; and

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  the receipt of customary closing documents and deliverables.

        The borrowers under the Senior Secured Credit Facilities will be Parent and Merger Sub, initially, and Angelica, upon consummation of the merger, each as a direct borrower, and one or more of their domestic subsidiaries. The Senior Secured Credit Facilities will be comprised of a revolving loan facility for an aggregate principal amount of up to $100,000,000 and a term loan for an aggregate principal amount of up to $33,000,000, each with a term of five years.

        Loans under the Senior Secured Credit Facilities are expected to bear interest, at the borrowers option, at (i) a rate equal to LIBOR (London Interbank Offered Rate) plus an applicable margin expected to initially be 2.25% for the revolving facility and 2.50% for the term loan, or (ii) a rate equal to the higher of (a) Region's prime commercial lending rate and (b) the Federal funds effective rate plus 0.50%, plus an applicable margin (less 100 basis points). The applicable margins are expected to be subject to adjustment 90 days after the closing of the Merger based upon a pricing grid with performance criteria. In addition, the borrowers will pay customary commitment fees and letter of credit fees under the Senior Secured Credit Facilities. Upon the initial funding of the Senior Secured Credit Facilities, Parent and Merger Sub have also agreed to pay an underwriting fee to Regions.

        The borrowers will be permitted to make voluntary prepayments at any time, without premium or penalty, and required to make mandatory prepayments of term loans with: (i) net insurance proceeds not applied toward the permitted repair or replacement of damaged properties (subject to reinvestment rights and other exceptions); (ii) net cash proceeds from permitted non-ordinary course asset sales (subject to reinvestment rights and other exceptions) and (iii) net cash proceeds from issuances of debt (other than permitted debt). The term loan will also have required interim amortization payments, payable quarterly, with the balance payable at the final maturity date of the term loan.

        All obligations under the Senior Secured Credit Facilities will be guaranteed by each existing and future direct and indirect domestic subsidiaries of Parent, Merger Sub and Angelica that are not borrowers (and foreign subsidiaries that are not "controlled foreign corporations" under the Internal Revenue Code). The obligations of the borrowers and the guarantors under the Senior Secured Credit Facilities will be secured, by all the capital stock of each of their respective existing and subsequently acquired or organized direct or indirect subsidiaries and substantially all present and future assets of the borrowers and guarantors. The Senior Secured Credit Facilities are expected to contain representations and warranties, covenants, and events of defaults, that are customary for credit facilities of this type.

        No alternative financing arrangements or alternative financing plans have been made in the event that the Senior Secured Credit Facilities are not available as anticipated.

        Parent, Merger Sub, Angelica, and any subsidiary of any of the foregoing, is expected to issue and sell up to $90,000,000 in aggregate principal amount of the Senior Subordinated Notes. These notes will be unsecured, and subordinated to the Senior Secured Facilities, and will bear interest at 15 percent per annum, of which up to three percent may be paid in kind with similar notes. The notes mature in a single installment on the earlier of (i) the seventh anniversary of the merger closing, and (ii) six months after the maturity of the Senior Secured Facilities. Pursuant to the terms of the debt financing commitment letter from AIC, AIC has committed to purchase, or cause co-investors mutually satisfactory to the parties to purchase, the total aggregate amount of notes. AIC has commenced syndication efforts with respect to the notes, although successful syndication of the Senior Subordinated Notes is not a condition to AIC's commitment to purchase the notes.

        The borrowers expect that the Senior Subordinated Notes will have representations and warranties, covenants, and events of default that are customary for Senior Subordinated Notes of this type. No alternative financing arrangements or alternative financing plans have been made in the event that the sale of the Senior Subordinated Notes is not available as anticipated.

Delisting and Deregistration of Our Common Stock

        If the merger is completed, our common stock will cease to be quoted on the New York Stock Exchange, will not be publicly traded and will be deregistered under the Securities and Exchange Act of 1934, as amended.

THE MERGER AGREEMENT

        The following summary of the agreement and plan of merger, (the "Merger Agreement"), is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Appendix A to this proxy statement. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this summary or any other information contained in this proxy statement/prospectus. We urge you to read the Merger Agreement carefully and in its entirety, as well as this proxy statement/prospectus, before making any decisions regarding the merger.

        The Merger Agreement has been included with this proxy statement/prospectus to provide you additional information regarding its terms. The Merger Agreement sets forth the contractual rights of the Company and Parent, but is not intended to be a source of factual, business or operational information about the Company. That kind of information can be found elsewhere in this proxy statement and in the other filings that the Company has made with the SEC, which are available as described in "WHERE YOU CAN FIND MORE INFORMATION."

        As a shareholder, you are not a third party beneficiary of the Merger Agreement and therefore you may not directly enforce any of its terms or conditions. The parties' representations, warranties and covenants were made as of specific dates and only for purposes of the Merger Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk between us, Parent and Merger Sub, rather than to establish matters as facts. Certain of the representations, warranties and covenants in the Merger Agreement are often qualified by materiality, knowledge, or information that we have filed with the SEC prior to the date of the Merger Agreement, as well as by a disclosure letter delivered by us before the signing of the Merger Agreement. The disclosure letter has not been made public because, among other reasons, it includes confidential or proprietary information. The parties believe, however, that all information material to a shareholder's decision to approve the merger is included or incorporated by reference in this document.

        You should also be aware that none of the representations or warranties has any legal effect among the parties to the Merger Agreement after the effective time of the merger, nor will the parties to the Merger Agreement be able to assert the inaccuracy of the representations and warranties as a basis for refusing to close the transaction unless all such inaccuracies as a whole have had or would have a material adverse effect on the party that made the representations and warranties.

        Furthermore, you should not rely on the covenants in the Merger Agreement as actual limitations on our business, because either party may take certain actions that are either expressly permitted in the disclosure letter to the Merger Agreement or as otherwise consented to by the appropriate party, which may be given without prior notice to the public.

Form and Effective Times of the Merger

        The Merger Agreement contemplates that, in connection with the closing under the Merger Agreement, Merger Sub, a direct, wholly owned subsidiary of Parent, will merge with and into Angelica, with Angelica surviving as a direct wholly owned subsidiary of Parent. Upon consummation of the merger, our shares of common stock will be delisted from the New York Stock Exchange and deregistered under the Exchange Act, and Angelica will no longer file periodic reports with the SEC.

        The closing of the merger will take place in St. Louis, Missouri, on the date specified by Angelica and Parent, which shall be as promptly as practicable but in no event later than the third business day after the date all of the conditions to the merger described below in "—Conditions to the Merger" are fulfilled or waived (other than those conditions that by their nature are to be fulfilled at the closing, but subject to the fulfillment or waiver of those conditions). The merger will be effective at the time designated by Angelica in a certificate of merger filed with the office of the Secretary of State of Missouri.

Consideration to be Received in the Merger

        In the merger, each share of our common stock issued and outstanding immediately prior to the merger will be cancelled and converted into the right to receive $22.00 in cash without interest, per share.

        Holders of shares of our common stock are entitled to assert dissenters' rights instead of receiving the merger consideration. For a description of these dissenters' rights, please refer to "THE MERGER—Dissenters' Rights."

No Further Ownership Rights

        After the effective time of the merger, each of our outstanding stock certificates or book-entry share held by you will represent only the right to receive the merger consideration. The merger consideration paid upon surrender of each certificate will be paid in full satisfaction of all rights pertaining to the shares of our common stock represented by that certificate.

Cancellation of Certain Shares of Our Common Stock in the Merger

        At the effective time of the merger, each share of our common stock issued and held in our treasury or owned by Parent (or any of their respective wholly-owned subsidiaries) will be canceled without payment of any consideration.

Rule 16b-3 Approval

        Before the completion of the merger, we and our board of directors or committees thereof, are permitted to take such steps as may be reasonably necessary or advisable to cause dispositions of our common stock (including any derivative securities) in the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 to be exempt from Section 16(b) under Rule 16b-3 under that act.

Stock Options

        In connection with the merger, we have agreed with Merger Sub and Parent to use commercially reasonable efforts to take all actions that are necessary and appropriate to cause, immediately prior to the effective time of the merger, each of the eligible options, whether or not then exercisable or vested, to be cancelled in accordance with applicable law, and the holders of such options will be entitled to receive consideration described below. To satisfy our obligation under the Merger Agreement, we will initiate an issuer tender offer pursuant to which we will offer to purchase for cancellation all eligible options for an amount equal to the product of (i) the total number of shares subject to such option and (ii) the excess, if any, of the merger consideration of $22.00 per share over the exercise price per share subject to such option. Certain of our outstanding options are exercisable at a price per share that is greater than $22.00. In connection with the issuer tender offer, we also expect to offer to purchase for cancellation these "out-of-the-money" options for an aggregate amount not to exceed $75,000. We currently expect to purchase each "out-of-the-money" option for $0.82, an amount determined under the Black-Scholes option pricing model after giving effect to a 35% discount for lack of liquidity and control. The options held by Mr. O'Hara and Mr. Olbrych with an exercise price greater than $22.00 per share will be cancelled as partial consideration for the opportunity to enter into new employment agreements with Merger Sub prior to the consummation of the merger. The consummation of the issuer tender offer will be conditioned upon and is expected to occur immediately prior to the completion of the merger.

Procedures for Exchange of Share Certificates

        Prior to the closing of the merger, Parent will choose a bank or trust company reasonably acceptable to us to act as paying agent. Parent will deposit with the paying agent cash in an amount sufficient to pay the aggregate merger consideration. Promptly after the effective time of the merger, but in any event within five business days, the surviving corporation will cause the paying agent to mail to each holder of record of one or more certificates that, immediately prior to the effective time of the merger, represented our shares of common stock:

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  a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates to the paying agent); and

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  instructions for use in effecting the surrender of the certificates in exchange for the merger consideration.

        The paying agent will mail to each holder of non-certificated shares held in book-entry form instructions for effecting the surrender of book-entry shares in exchange for the merger consideration.

        Upon surrender of a certificate representing our common stock for cancellation to the paying agent, together with the letter of transmittal described above, duly executed and completed in accordance with the instructions that accompany the letter of transmittal, the holder of that certificate or the book entry shares will be paid, after giving effect to any required withholding tax, cash in an amount equal to the product of the number of shares represented by such certificate or book-entry shares multiplied by the merger consideration. Any surrendered certificates will then be canceled.

        No interest will be paid or accrued on the cash payable upon the surrender of the certificates or book-entry shares.

        In the event of a transfer of ownership of shares of common stock which is not registered in our transfer records, payment may be made with respect to such shares to the transferee if the stock certificate representing such shares is presented to the paying agent, accompanied by all documents reasonably required by the paying agent to evidence such transfer and to evidence that any applicable stock transfer taxes relating to such transfer have been paid.

        If your stock certificate has been lost, stolen or destroyed, the paying agent will deliver to you the applicable merger consideration for the shares represented by that certificate if:

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  you make an affidavit claiming such certificate has been lost, stolen or destroyed; and

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  if required by the surviving corporation, you post a bond in form and substance and with surety reasonably satisfactory to the surviving corporation or paying agent.

        Shareholders should not send their certificates now and should send them only pursuant to the instructions set forth in the letters of transmittal to be mailed to shareholders promptly after the effective time of the merger. In all cases, the merger consideration will be provided only in accordance with the procedures set forth in this proxy statement and such letters of transmittal.

        At the effective time of the merger, our company transfer books will be closed, and there will be no further registration of transfers of outstanding shares of our common stock. If, after the effective time of the merger, certificates are presented to the surviving corporation or the paying agent for transfer or any other reason, they will be cancelled and exchanged for the merger consideration.

        Any of our former shareholders who have not surrendered their certificates representing our common stock within nine months after the effective time of the merger should only look to Parent (subject to abandoned property, escheat or other similar laws) but only as general creditors thereof for payment of their claim for the merger consideration, without any interest thereon.

Representations and Warranties

        We, on the one hand, and Parent and Merger Sub, on the other hand, have made various representations and warranties in the Merger Agreement. Those representations and warranties are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Many of the Company's representations and warranties are qualified by the absence of a Material Adverse Effect on the Company, which is defined for purposes of the Merger Agreement, to mean any change, effect, event, occurrence or state of facts that, individually or together, are materially adverse to the business, assets, liabilities, properties, condition (financial or otherwise) operations, or results of operations of the Company and its subsidiaries, taken as a whole, excluding any change, effect, event or occurrence resulting from:

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  economic, financial market or geopolitical conditions in general (including the cost and availability of debt or equity financing);

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  changes in law or applicable accounting regulations or principles or interpretations thereof;

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  any change in the Company's stock price or trading volume, in and of itself;

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  any outbreak or escalation of hostilities or war or any act of terrorism; and

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  the execution or announcement of the Merger Agreement and the consummation of the transactions contemplated thereby and the pendency of the consummation of the transactions contemplated thereby (including any actions or inactions as a result thereof by the Company's employees, vendors and competitors);

unless, in each case above, the Company and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared to other companies in the healthcare linen management industry generally. None of these representations and warranties will survive after the effective time of the merger. Some of the more significant of these representations and warranties by us pertain to:

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  corporate organization and existence, good standing and corporate power to operate our businesses;

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  our capitalization;

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  our authority and power to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

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  the absence of certain violations of or conflicts with our organizational documents, applicable law or certain agreements as a result of entering into the Merger Agreement and consummating the merger;

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  required consents and approvals of governmental entities in connection with the merger;

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  reports and financial statements filed with the SEC;

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  our internal control over financial reporting and disclosure controls and procedures;

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  the absence of certain changes or events since January 26, 2008, concerning us and our subsidiaries;

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  the accuracy of information in the this proxy statement and ensuring this proxy statement complies with SEC requirements;

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  the absence of undisclosed brokers' fees;

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  our compensation arrangements and benefit plans, including payments payable as a result of the merger;

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  employment and labor matters;

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  pending or threatened litigation and outstanding court orders against us;

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  tax matters;

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  compliance with laws and permits;

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  environmental matters;

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  our intellectual property;

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  real property owned and leased by us;

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  certain specified contracts;

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  our insurance policies;

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  the inapplicability of our rights plan to the Merger Agreement and the merger;

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  our receipt of a fairness opinion from Morgan Joseph;

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  the availability of our minute books;

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  shareholder vote requirements for approval of the merger; and

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  our interests in our clients, suppliers and any transactions with related parties.

        The Merger Agreement also contains representations and warranties by Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications. The representations and warranties relate to, among other things:

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  the delivery of commitment letters relating to the financing of Parent's obligations under the Merger Agreement and certain related matters;

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  corporate organization and existence, good standing and corporate power to operate its businesses;

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  the authority and power to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

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  the accuracy and completeness of information they have supplied for inclusion in the proxy statement;

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  the absence of any violation of or conflict with their organizational documents, applicable law or certain agreements as a result of entering into the Merger Agreement and consummating the Merger;

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  required consents and approvals of governmental entities as a result of the Merger;

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  the purpose of formation and operation of Merger Sub;

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  the absence of undisclosed broker's fees; and

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  non-ownership of our capital stock by Parent and its subsidiaries.

Covenants and Agreements

  Interim Operations

        We have agreed to customary covenants that place restrictions on us and our subsidiaries until the effective time of the merger. Except as set forth in the disclosure letter provided by us, as expressly permitted or provided for by the Merger Agreement, as required by applicable laws or with the written consent of Parent, we have agreed that we will not and will not permit any of our subsidiaries to engage in the activities listed below:

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  issue, sell, grant or encumber any shares or options of our capital stock, or any other ownership interest in us (except to comply with grants or awards currently in effect);

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  acquire or redeem directly or indirectly any of our securities or our subsidiaries' securities (with certain limited exceptions);

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  split, combine or reclassify our capital stock or declare, set aside, make or pay any dividend or other distribution (other than regular quarterly cash dividends not in excess of $0.11 per share declared and paid by us);

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  merge or consolidate with, or purchase an equity interest in or a substantial portion of the assets of any business organization;

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  incur, create, assume or otherwise become liable for any indebtedness other than indebtedness incurred or assumed in the ordinary course of business consistent with past practice; become liable or responsible for the obligations of any other person; or encumber any of our assets other than in the ordinary course of business consistent with past practice;

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  make any loans, advances or capital contributions to or investments in any business organization (other than our subsidiaries);

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  change any of our accounting principles, policies or procedures, other than as required by GAAP or applicable law;

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  make or change any tax election, amend any tax return, settle or compromise any material tax liability, adopt or change any accounting method that is tax related, or enter into any closing agreement with any taxing authority;

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  propose or adopt any amendments to our Articles of Incorporation, Bylaws or other similar governance documents;

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  enter into any new, or amend, terminate or renew any existing employment, severance, consulting, salary or continuation agreement with any of our directors, officers or employees (other than new hire employees who are not officers or directors);

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  accelerate the vesting or payment of severance compensation or benefits for our current or former directors, officers, employees, consultants or service providers;

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  adopt, amend or terminate any employee benefit plan for our directors, officers or employees;

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  make or agree to make any capital expenditures other than those set forth in the disclosure letter provided by us or in connection with the repair or replacement of facilities destroyed or damaged;

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  enter into any new line of business outside our existing business segments;

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  enter into or agree to any material amendment to any collective bargaining or other labor agreement;

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  renew or enter into any non-compete, exclusivity, non-solicitation or similar agreement that would restrict or limit, in any material respect, our operations;

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  license, sell, transfer or otherwise dispose of our material intellectual property other than in the ordinary course of business and consistent with past practice;

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  compromise, settle or agree to settle any suit, action, claim, proceeding or investigation outside the ordinary course of business consistent with past practice, that involve only the payment of monetary damages not in excess of $100,000 individually;

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  convene any regular or special meeting of our shareholders other than the special meeting announced by this proxy statement;

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  enter into any agreement, understanding or arrangement with respect to the voting or registration of our or our wholly owned subsidiaries' securities;

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  enter into, materially amend or terminate, other than in accordance with its terms, any transaction or agreement with any of our directors or executive officers; or

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  authorize, commit or agree to take any of the foregoing actions.

  Other Covenants

        The Merger Agreement contains a number of other covenants, including covenants:

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  prohibiting us and our subsidiaries from soliciting or encouraging the submission of a proposal by a third party relating to any Acquisition Proposal (as defined in the section titled "—No Solicitation");

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  prohibiting us from providing non-public information concerning us to any person making an Acquisition Proposal that is reasonably likely to result in a superior proposal, without first entering into a confidentially agreement, and requiring us to provide Parent any non-public information concerning us that was provided to such person and which was not previously provided to Parent;

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  requiring us to promptly notify Parent if we receive an acquisition proposal, or indication by any person that it is considering an Acquisition Proposal, a request for non-public information concerning us, or a request to negotiate an Acquisition Proposal;

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  prohibiting us from terminating or modifying any confidentiality or standstill agreement and requiring us to enforce, to the fullest extent permitted under applicable law, such agreements;

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  requiring us, if we pursues a Superior Proposal (as defined in the section titled "—No Solicitation"), to provide Parent with five days notice of our intent to pursue the Superior Proposal and allow Parent to amend the terms of the Merger Agreement so that the Superior Proposal ceases to be a Superior Proposal;

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  prohibiting any person from taking any action to exempt any person (other than Parent, Merger Sub or their affiliates) from the restrictions of Section 351.407 or Section 351.459 of the General Business and Corporation Law of Missouri or otherwise cause such restrictions not to apply unless such actions are taken simultaneously with a termination of the Merger Agreement;

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  requiring us to provide Parent and Merger Sub and their respective representatives with access (during normal business hours upon reasonable notice) to our and our subsidiaries' officers, employees, agents, properties, offices, warehouses and other facilities, books, contracts and records, subject to certain exceptions;

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  requiring us to hold a special meeting and to use commercially reasonable efforts to obtain shareholder approval of the Merger Agreement, subject to the provisions of the Merger Agreement;

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  requiring the articles of incorporation and bylaws of the surviving company to contain provisions no less favorable with respect to indemnification than those currently set forth in our articles of incorporation and bylaws, and such indemnification provisions may not be materially amended for six years after the effective time of the merger;

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  requiring Parent and Merger Sub to purchase, and the surviving company to maintain, tail insurance policies covering our current directors and officers for a period of six years after the effective time of the merger;

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  requiring Parent to indemnify all of our current officers and directors for a period of six years after the effective time of the merger for any claim, suit or proceeding relating to an event, act or omission that occurred prior to the effective time of the merger by reason of the fact that such person was our officer or director;

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  requiring that all indemnification agreements to which we are a party will survive past the effective time of the merger;

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  requiring Parent to pay all expenses that an indemnified person may incur in enforcing Parent's indemnification obligations contained in the Merger Agreement;

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  requiring us, prior to the effective time of the Merger, and Parent, after the effective time of the merger, to honor all of our existing employment and severance agreements listed in the disclosure letter;

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  requiring Parent and the surviving corporation to maintain substantially similar compensation and benefits for our non-unionized employees for a period of one year after the effective time of the merger;

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  requiring Parent and the surviving corporation to take into account our non-unionized employees' services rendered prior to the effective time of the merger for vesting and eligibility purposes under employee benefit plans of Parent, the surviving corporation or its subsidiaries, as long as such credit does not cause the benefit plan to be extended to other employees in order to comply with laws or obtain favorable tax treatment;

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  if requested by Parent, we will be required to amend our benefit plans to provide that no employees can commence participation after the effective time and may also be required to terminate any tax-qualified employee benefit plans;

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  governing the parties' obligations with respect to the preparation and filing with the SEC of this proxy statement;

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  requiring the parties to use their commercially reasonable efforts to obtain all consents or approvals required from third parties other than governmental authorities in order to consummate the merger as promptly as practicable;

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  requiring the parties to give prompt notice of matters that reasonably could be expected to cause any representation or warranty contained in the Merger Agreement to be untrue or inaccurate in any material respect, of any failure of any party to comply with any covenant under the Merger Agreement and of any other material development relating to us or our subsidiaries;

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  requiring the parties to use their commercially reasonable efforts to consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger Agreement or the merger;

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  allowing us to take such steps as may be reasonably necessary or advisable to cause dispositions of our equity securities pursuant to the transactions contemplated by the Merger Agreement by our directors and officers, which will be exempt under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934;

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  requiring Parent to take all action necessary to cause Merger Sub to perform its obligations under the Merger Agreement and to consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement; and

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  requiring us to cooperate in connection with any financing arrangement that Parent seeks in connection with the closing of the merger as may be reasonably requested by Parent.

Continuation of Employee Benefits

        Under the Merger Agreement, Parent will, and will cause the surviving entity, to honor all existing employment and severance agreements between us or any of our subsidiaries and our and their respective officers, directors and employees. Any written communications made by us relating to the compensation or benefit plans affected by this transaction must be approved by the Parent. If requested by Parent, we will be required to amend our benefit plans to provide that no employees can commence participation after the effective time and we may also be required to terminate any tax-qualified employee benefit plans.

        Parent has also agreed, for a period of one year after the effective time, to maintain for our employees, other than those covered by a collective bargaining agreement, compensation and benefits that are substantially similar to, in the aggregate, the compensation and benefits provided by us immediately prior to the effective time. Parent must also take into account services rendered by our employees prior to the effective time, for vesting, eligibility and benefit accrual purposes, under employee benefit plans of the surviving corporation to the same extent as such service was taken into account under our corresponding employee benefit plans for those purposes.

        However, as is typical, employees are not third party beneficiaries of the Merger Agreement, and do not have standing to enforce these provisions.

Indemnification of Directors and Officers; Insurance

        Under the Merger Agreement, Parent agrees to provide or maintain the following benefits to our or our subsidiaries' current and former directors, officers or employees, as the case may be:

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  all rights to exculpation, indemnification and advancement of expenses now existing as provided in our or our subsidiaries' respective organizational documents, to survive the merger for a period of six years;

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  current indemnification agreements, to remain in full force and effect in accordance with their terms following the merger; and

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  comparable directors' and officers' liability insurance policies with respect to matters existing or occurring prior to the effective time, for six years after the effective time with annual premiums not in excess of 250% of the current directors' and officers' liability insurance premiums.

        In addition, under the Merger Agreement, Parent is required for six years from and after the effective time, to indemnify and hold harmless (and release from any liability to the surviving corporation or any of their respective subsidiaries) the persons who, at or prior to the effective time, were our officers or directors or any of our subsidiaries, against all expenses (including reimbursement for reasonable fees and expenses incurred in advance of the final disposition of any action, suit or proceeding), losses, claims, damages, judgments, fines and amounts paid in settlement to the fullest extent under applicable law.

Financing Commitments

        Parent has received certain commitment letters with respect to financing Parent's obligations under the Merger Agreement. We and our subsidiaries agree to cooperate in connection with any financing arrangement Parent seeks, as may be reasonably requested by Parent or its lenders. Parent's obligation to effect the merger is subject to satisfaction of the conditions contained in such commitment letters. However, if such conditions are not fulfilled, and the sole reason for the failure to consummate the merger was the failure by Parent and Merger Sub to receive the amounts under such financing commitments, Parent must pay us a reverse break-up fee of $3.5 million plus reasonable expenses up to $500,000 which would be supported by a limited guaranty furnished by LBMB.

No Solicitation

        We have agreed that we will not, nor will we permit any of our subsidiaries or any of their respective officers, directors, employees, agents, advisors or representatives to, directly or indirectly through another person:

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  solicit, initiate or encourage (including by way of furnishing nonpublic information or access to properties, assets, employees or representatives), or take any other action to facilitate, any negotiations, inquiries, or the making of any proposal or offer (including any proposal or offer to our shareholders) that constitutes, or may reasonably be expected to lead to, any acquisition proposal, as defined below; or

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  approve, endorse, authorize or recommend any acquisition proposal or enter into any letter of intent or other contract, agreement or commitment contemplating or otherwise relating to any acquisition proposal or that requires us not to consummate the transactions contemplated by the Merger Agreement.

        An "acquisition proposal" is defined in the Merger Agreement as any offer or proposal, or any indication of interest in making an offer or proposal, made by a person or group at any time relating to:

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  any direct or indirect acquisition in a single transaction or a series of transactions by any person of 20% or more of the consolidated assets (including capital stock of our subsidiaries) of us and our subsidiaries;

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  20% or more of any equity security of us or any of our subsidiaries whose net income, net revenue or assets, individually or in the aggregate constitute 20% or more of the consolidated net revenue, net income or assets (such subsidiaries, the "Included Subsidiaries");

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  any tender offer or exchange offer that, if consummated, would result in any person owning, directly or indirectly, 20% or more of us or the Included Subsidiaries' Shares; or

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  any merger, consolidation, business combination, recapitalization, liquidation, dissolution, share exchange or similar transaction involving us or the Included Subsidiaries (as defined by the Merger Agreement).

        Notwithstanding the above restriction, we may provide information to, and negotiate with, a third party if we receive an Alternative Proposal that our board of directors determines is or is reasonably likely to result in a Superior Proposal, as defined below.

        A "Superior Proposal" is defined in the Merger Agreement as an Acquisition Proposal (but changing the references to "20% or more" in the definition to "50% or more"), which the Board determines in good faith, after consultation with its financial and legal advisers, is more favorable to the Company's shareholders from a financial point of view.

        In addition, we have agreed to notify Parent within 24 hours, if we, our subsidiaries, or any of our representatives receives (i) an Acquisition Proposal or any indication that a person is considering making an acquisition proposal; (ii) any request for non-public information relating to us or any of our subsidiaries other than requests for information in the ordinary course of business; or (iii) any inquiry or request for discussion or negotiations regarding any Acquisition Proposal. We have also agreed to:

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  keep Parent fully informed of the status and material terms and conditions (including any change therein) of any Acquisition Proposal or inquiry as to such party; and

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  provide Parent with the identity of such person and provide a copy of such Acquisition Proposal, indication, inquiry or request.

Change of Board Recommendation

        Upon receiving an Acquisition Proposal that our board of directors, after consultation with outside counsel and our financial advisor, determines to be a Superior Proposal, our board of directors may change its recommendation for the shareholders to vote for the Merger if (a) we pay a termination fee as set forth in the section titled "-Expenses and Termination Fees," (b) we notify Parent in writing at least five days before prior to such change of recommendation and (c) we cause our financial and legal advisors to negotiate with Parent in good faith to make such adjustments in the terms and conditions of the Merger Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal, and (d) Parent does not make an offer within five days of receipt of written notification, an offer that our board determines in good faith (after having received the advice of its financial advisor and outside legal counsel) is at least as favorable from a financial point of view to the Angelica shareholders as such Superior Proposal.

Conditions to the Merger

        Parent's, Merger Sub's and our respective obligations to consummate the merger are subject to the satisfaction of the following conditions:

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  receipt of approval from shareholders owning two-thirds of Angelica's outstanding common shares;

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  the expiration or termination of the waiting period under the HSR Act; and

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  the absence of any law, rule, injunction, judgment, decree or order prohibiting the merger.

        In addition, we are not obligated to effect the merger unless the following conditions have been satisfied or waived in writing:

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  accuracy of the representations and warranties of Parent and Merger Sub, subject to certain materiality exceptions which are not applicable to the financing commitment representation;

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  performance of the covenants and obligations of Parent and Merger Sub, subject to certain materiality exceptions; and

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  receipt of a certificate signed on behalf of Parent certifying as to the above two matters.

        In addition, Parent and Merger Sub are not obligated to complete the Merger unless the following conditions are satisfied or waived in writing:

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  the conditions in the debt financing commitments have been satisfied or waived;

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  accuracy of our representations and warranties, disregarding all qualifications or limitations as to materiality in some cases, and subject to materiality exceptions in other cases;

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  performance of our covenants, subject to certain materiality exceptions;

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  receipt of a certificate signed by our Chief Executive Officer or Chief Financial Officer certifying as to the above two matters;

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  absence of a material adverse effect since the date of the Merger Agreement;

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  holders of not more than 10% of our common stock having not given notice of their exercise of appraisal rights under Missouri law; and

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  the holders of at least 90% of the outstanding options have consented to the cancellation of the options.

        We, Parent or Merger Sub cannot rely on the failure of a closing condition as an excuse not to close, if such failure was caused by such party's failure to perform any of its obligations under the Merger Agreement, to act in good faith, or to use commercially reasonable efforts to consummate the merger and other transaction contemplated by the Merger Agreement.

Termination of the Merger Agreement

        We or Parent (with any termination of Parent being an effective termination of Merger Sub) may terminate the Merger Agreement at any time prior to the consummation of the merger by mutual written consent or if:

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  the parties have not consummated the merger by November 22, 2008, and the party desiring to terminate the Merger Agreement has not failed to perform or observe in any material respect any of its obligations under the Merger Agreement in any manner that caused or resulted in the failure of the merger to occur on or before that date;

  •
  our shareholders hold a meeting to consider the Merger Agreement but do not vote to adopt the Merger Agreement;

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  any court of competent jurisdiction or other governmental authority has issued a final and non-appealable order, injunction, decree or ruling, enacted a law, or taken any other such action, restraining, enjoining or otherwise prohibiting the merger; provided that the party seeking to terminate has used commercially reasonable efforts to contest, appeal and remove such order, decree, ruling or action; or

  •
  the other party has breached any of the covenants or agreements or any of the representations or warranties, which either individually or in the aggregate, would result in, if occurring or continuing as of the effective time of the merger, that would cause any condition to Parent's, Merger Sub's or our obligation to complete the merger to not be satisfied and the breach is not curable or, if curable, is not cured within 30 days after the party desiring to terminate the Merger Agreement gives written notice of the breach to the other party, and the party desiring to terminate the Merger Agreement is not, at the time of the termination, in breach of any representation, warranty, covenant or agreement in the Merger Agreement that would give rise to the right of the other party to terminate the Merger Agreement.

        In addition, we can terminate the Merger Agreement if we have entered into a definitive agreement with respect to a Superior Proposal in accordance with the Merger Agreement and paid the termination fee (as described below). Parent will be able to terminate the Merger Agreement if a change of board recommendation has occurred, (ii) we have entered into a Merger Agreement, letter of intent or similar agreement relating to an acquisition proposal or requiring us to fail to consummate the transactions contemplated by the Merger Agreement, (iii) we have willfully and materially breached our obligations under the no solicitation or duty to obtain shareholder approval provisions.

Expenses and Termination Fees

        Except as described below, whether or not the merger is consummated, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring those expenses.

  Relating to Acquisition Proposals or Other Agreements

        The Merger Agreement requires that we pay Parent a $9,000,000 termination fee if:

          (1)   (a) the Merger Agreement is terminated and we enter into an agreement with respect to the acquisition of Angelica (other than the Merger Agreement) or consummate such an acquisition within 12 months of the termination of the Merger Agreement; and

            (b)   (i) the merger has not been completed by November 22, 2008; (ii) we failed to obtain shareholder approval when there was an Acquisition Proposal pending; or (iii) we willfully breached a representation warranty or covenant;

          (2)   the Parent terminates the Merger Agreement because:

            (a)   we enter into a Merger Agreement, letter of intent or similar agreement relating to an Acquisition Proposal;

            (b)   we enter into an agreement requiring us to fail to consummate the transaction or breach our obligations under the Merger Agreement; or

            (c)   we willfully and materially breach our obligations under the no solicitation provision; or

          (3)   we terminate the Merger Agreement to enter into a definitive agreement relating to a Superior Proposal.

  Failure to Obtain Shareholder Approval

        If there is no Acquisition Proposal pending or disclosed to our Board of Directors and the shareholders fail to approve the merger, we will pay Parent $3,500,000 plus reasonable expenses not to exceed $1,000,000.

  Change in Board Recommendation

        If Parent terminates the Merger Agreement because our board of directors changed its recommendation to the shareholders, we will pay Parent $9,000,000.

  Breach by Parent or Merger Sub

        If all the closing conditions are met and the Parent or Merger Sub willfully breaches a representation, warranty or covenant, the Parent will pay us a reverse termination fee of $9,000,000.

  Financing Condition

        If the merger has not been consummated by November 22, 2008 solely as a result of Parent not receiving the necessary debt financing, Parent must pay us a reverse termination fee of $3,500,000 plus reasonable expenses up to $500,000.

Amendment; Extension and Waivers

        The parties may amend the Merger Agreement, by action taken or authorized by Parent or our Board of Directors, at any time before or after approval of the matters presented in connection with the merger by our shareholders. After the shareholders adopt the Merger Agreement, however, no amendment to the Merger Agreement may be made which decreases the merger consideration or which adversely affects the rights of our shareholders without approval of our shareholders.

        At any time prior to the effective time of the merger, each party may, by action taken by its board of directors, to the extent legally allowed:

  •
  extend the time for the performance of any of the obligations or other acts of the other parties to the Merger Agreement;

  •
  waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement; and

  •
  waive compliance with any of the agreements or conditions for the benefit of such party contained in the Merger Agreement.

        At this time, our Board of Directors does not contemplate or intend to waive any condition to the consummation of the merger. If our Board of Directors were to choose to grant a waiver, a shareholder would not have an opportunity to vote on that waiver, and we and our shareholders would not have the benefit of the waived condition. Our Board of Directors expects that it would waive a condition to the consummation of the merger only after determining that the waiver would have no material effect on the rights and benefits that we and our shareholders expect to receive from the merger.

Governing Law

        The Merger Agreement is governed by and will be construed and enforced in accordance with the laws of the State of Missouri without regard to the conflicts of law provisions of Missouri law that would cause the laws of other jurisdictions to apply.

THE VOTING AGREEMENT

        This section of the proxy statement describes the material provisions of the voting agreement entered into by Parent and Steel Partners, a shareholder of Angelica, but it does not purport to describe all the provisions of the voting agreement. We urge you to read the full text of the voting agreement, which is attached as Appendix D and incorporated by reference into this proxy statement.

General

        Concurrently with the execution and delivery of the Merger Agreement, Steel Partners, entered into a voting agreement with Parent. Steel Partners is a shareholder who, as of May 27, 2008, owned 1,792,770 shares or 18.77% of the outstanding shares of our common stock entitled to vote on the adoption of the Merger Agreement.

Voting Covenants

        Steel Partners has agreed, among other things, to vote its shares of our common stock in favor of the adoption and approval of the Merger Agreement and the terms thereof, the merger and each of the other transactions contemplated by the Merger Agreement and any other action reasonably requested by Parent in furtherance thereof, at any meeting or written consent of our stockholders at which such matter is considered, and at every adjournment or postponement thereof. Such parties have also agreed not to enter into any agreement, arrangement or understanding with any person, or to give instructions to any person, inconsistent with such obligation to vote.

        Steel Partners has further agreed to vote against the approval of any Acquisition Proposal or the authorization of any agreement relating to any Acquisition Proposal or any amendment of Angelica's articles of incorporation or bylaws or any other action, agreement, proposal or transaction involving Angelica or its subsidiaries which amendment or other action, agreement, proposal or transaction would or would reasonably be expected to result in a breach of Angelica's obligations under the Merger Agreement or cause such obligations not to be fulfilled or which would reasonably be expected to interfere with the merger, the Merger Agreement or any of the other transactions contemplated thereby.

        Steel Partners has waived its dissenters' rights with regards to the merger.

Restrictions on Transfer and Other Voting Arrangements

        Steel Partners has agreed not to, sell, transfer, exchange, pledge, hypothecate, encumber, tender or otherwise dispose of, or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with Angelica or any other person, with respect to shares of our common stock subject to the voting agreement. It also agreed not to enter into any contract, option or other arrangement with respect to the direct or indirect transfer of any of our shares of the common stock held by Steel Partners or any securities convertible into or exercisable or exchangeable for shares of Angelica common stock which are subject to the voting agreement, or any interest in such shares, with any person, or join in any registration statement with respect to such shares. Steel Partners further agreed not to enter into any swap or other transaction that directly or indirectly transfers, partially or fully, the economic consequence of ownership of our shares of common stock held by Steel Partners which are subject to the voting agreement and agreed not to permit creation of any liens on such shares.

        Notwithstanding the forgoing Steel Partners reserved the right to engage in open market sales (which, for the avoidance of doubt, shall not include sales effected over an exchange to an identifiable buyer who has publicly disclosed, or who Steel Partners knows plans or intends to make, an Acquisition Proposal) of any shares of Angelica common stock with broker dealers in the ordinary course of business after the record date for the shareholder vote to approve the merger. Steel Partners may also sell its Angelica common stock in a private transaction to a person who agrees to be bound by the voting agreement.

Non-solicitation or Negotiation

        Steel Partners has agreed not to, and not to authorize or permit any of their employees, agents and representatives to, directly or indirectly, (a) initiate, solicit, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal or offer with respect to any acquisition proposal, or (b) negotiate, explore or otherwise engage in discussions with any person with respect to any Acquisition Proposal, or approve, endorse or recommend any Acquisition Proposal, or enter into any agreement, arrangement or understanding with respect to any Acquisition Proposal. Steel Partners has also agreed to notify Parent within 2 days if any such inquiries or proposals are received by, any information or documents is requested from, or any negotiations or discussions are sought to be initiated or continued with, such party or any of its Affiliates.

Termination

        The voting agreement will terminate on the earliest to occur of (a) the effective time of the merger, or (b) the date of termination of the Merger Agreement.

MARKET PRICES AND DIVIDENDS

        Our common stock is listed on the New York Stock Exchange under the symbol "AGL." On May 22, 2008, the last trading day before our announcement that we had signed the Merger Agreement, the last reported sale price per share of our common stock on the New York Stock exchange was $16.45. On                    , 2008, there were approximately          holders of record of our common stock.

        The following table sets forth the high and low prices for our common stock for the periods indicated, as reported by the New York Stock Exchange.

	High	Low	Dividend
Year Ended January 27, 2007
First Quarter	$21.10	$16.65	$0.11
Second Quarter	$20.74	$14.90	$0.11
Third Quarter	$20.45	$14.99	$0.11
Fourth Quarter	$28.25	$19.14	$0.11
Year Ended January 26, 2008
First Quarter	$30.25	$25.29	$0.11
Second Quarter	$26.96	$19.91	$0.11
Third Quarter	$22.17	$15.51	$0.11
Fourth Quarter	$20.59	$13.09	$0.11
Quarter Ended April 26, 2008
First Quarter	$19.74	$15.36	$0.11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        Principal Shareholders.    The table below lists those persons known by us to own, directly or indirectly, more than five percent of the outstanding shares of our common stock, as reported to the Securities and Exchange Commission by the beneficial owner(s) in their most recent Schedule 13D, Schedule 13G or Form 13F filing as of May 27, 2008.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Class(1)
Steel Partners II, L.P.(2) 590 Madison Avenue, 32nd Floor New York, NY 10022	1,792,770	18.77%
T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, MD 21202	846,500	8.86%
Dimensional Fund Advisors LP(4) 1299 Ocean Avenue Santa Monica, CA 90401	798,749	8.36%

(1)
Based upon 9,551,680 shares of our common stock outstanding as of May 30, 2008.

(2)
According to a Schedule 13D Amendment No. 16 dated May 27, 2008, filed by Steel Partners II, L.P., Steel Partners II GP LLC, Steel Partners, LLC, Steel Partners II Master Fund L.P., Warren G. Lichtenstein, James R. Henderson, and John J. Quicke, Steel Partners II, L.P. beneficially owns 1,792,770 shares and has sole voting and dispositive power over such shares. By virtue of their relationships with Steel Partners II, L.P., each of Steel GP LLC, Steel Master, Partners LLC and Mr. Lichtenstein may be deemed to beneficially own the shares owned by Steel Partners II, L.P. and has sole voting and dispositive power over all the 1,792,770 shares beneficially owned by Steel Partners II, L.P.

(3)
According to a Schedule 13G Amendment No. 2 dated February 14, 2008, filed by T. Rowe Price Associates, Inc. (Price Associates) and T. Rowe Price Small-Cap Stock Fund, Inc., Price Associates and T. Rowe Price Small-Cap Stock Fund, Inc. beneficially own 846,500 shares. Price Associates reported that it has sole voting power with respect to 76,100 shares, and sole dispositive power with respect to all 846,500 shares. Price Associates reported that these shares are owned by various individual and institutional investors, including the T. Rowe Price Small-Cap Stock Fund, Inc., (which was reported to beneficially own 688,400 shares, representing 7.2% of the shares outstanding, and have sole voting power with respect to all 688,400 shares), to which Price Associates serves as investment advisor with power to direct investments and/or to vote the shares. Price Associates reported that it is deemed to be a beneficial owner of such shares, but expressly disclaims that it is, in fact, the beneficial owner of such shares.

(4)
According to a Form 13F dated May 1, 2008, filed by Dimensional Fund Advisors LP (Dimensional), Dimensional beneficially owns 798,794 shares, with sole voting power with respect to 780,639 shares. Dimensional, formerly Dimensional Fund Advisors, Inc., reported in a Schedule 13G Amendment No. 1 dated February 6, 2008, that it beneficially owned 756,019 shares as of such date and that it had sole voting and sole dispositive power with respect to all 759,019 shares held as of February 6, 2008. In the Schedule 13G Amendment, Dimensional reported that it furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts, collectively referred to as the "Funds." Dimensional reported that in its role as investment advisor or manager, it may be deemed to be the beneficial owner of all the shares held by the Funds, but that all shares reported are owned by the Funds and Dimensional disclaims beneficial ownership of all such shares.

        Management.    The table below shows the number of shares of common stock beneficially owned as of May 30, 2008, by each director, each executive officer listed in the summary compensation table included in our Annual Report on Form 10-K for the fiscal year ended January 26, 2008, and all directors and executive officers as a group. As of May 30, 2008, each director and executive officer named beneficially owned less than one percent, except for Mr. O'Hara, who owned 2.88%. As of May 30, 2008, the directors and executive officers as a group owned 6.53% of the Company's common stock. All percentages include options that are exercisable within 60 days after May 30, 2008.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Owned(1)(2)		Obtainable through Stock Option Exercise(3)	Total
Steven L. Frey	20,214	(4)	58,000	78,214
James R. Henderson	—		—	—
Don W. Hubble	35,955	(5)	—	35,955
Ronald J. Kruszewski	17,414		—	17,414
Charles W. Mueller	28,793	(6)	8,000	36,793
Stephen M. O'Hara	75,718	(4)(7)(8)	205,600	281,318
John J. Quicke	—		—	—
John S. Olbrych	4,731	(4)	37,500	42,231
Richard M. Oliva	15,297	(4)	13,000	28,297
Ronald N. Riner	7,052		—	7,052
James W. Shaffer	19,985	(4)(8)	41,000	60,985
Kelvin R. Westbrook	13,487		4,600	18,087
All executive officers and directors as a group (14 persons)	262,540		386,200	648,740

(1)
Except as otherwise indicated, each individual has sole voting and dispositive power over the shares listed beside his or her name.

(2)
Includes 3,000 shares for Mr. Hubble, 3,400 shares for Mr. Kruszewski, 4,200 shares for Mr. Mueller, 700 shares for Mr. O'Hara, 2,800 shares for Dr. Riner, and 3,700 shares for Mr. Westbrook which were granted pursuant to the 1994 Non-Employee Directors Stock Plan and/or the 2004 Equity Incentive Plan for Non-Employee Directors. With respect to these shares, the named directors have sole voting power and no current dispositive power except for 1,800 shares held by Mr. Hubble, 2,200 shares held by Mr. Kruszewski, 3,000 shares held by Mr. Mueller, 700 shares held by Mr. O'Hara, 1,600 shares held by Dr. Riner, and 2,500 shares held by Mr. Westbrook for which they have sole voting and dispositive power.

(3)
Includes only those stock options exercisable within 60 days after May 30, 2008.

(4)
Includes restricted stock awarded under the Company's long-term incentive plan through the 2007 awards, as follows: Mr. Frey, 15,762 shares; Mr. O'Hara, 51,019 shares; Mr. Shaffer, 14,998 shares; Mr. Olbrych, 4,731 shares; and Mr. Oliva, 15,297 shares. Such numbers do not include shares issued in 2004 and 2005 and subsequently forfeited because the performance goals associated with those awards were not achieved. All restricted shares may be earned in whole or in part based upon performance criteria.

(5)
Mr. Hubble disclaims beneficial ownership of 5,400 shares included above which are held by his wife.

(6)
Mr. Mueller disclaims beneficial ownership of 28,793 shares included above which are held by his wife's living trust.

(7)
Includes 3,000 restricted shares (all of which have vested) awarded to Mr. O'Hara on September 15, 2003, as an inducement to employment.

(8)
Includes 10,778 shares held by Mr. O'Hara, and 1,201 shares held by Mr. Shaffer, held in the company stock fund of our 401(k) plan.

SHAREHOLDER PROPOSALS

        We will not hold an annual meeting of shareholders in 2008 if the merger is completed. However, if the merger is not completed by then, we will hold our 2008 annual meeting.

        If we hold our 2008 annual meeting, any shareholder who wants to submit a proposal for inclusion in the proxy material for the 2008 annual meeting must submit such proposal to our Corporate Secretary by                , 2008. Proposals should be mailed to:

Angelica Corporation
424 South Woods Mill Road
Chesterfield, MO 63017-3406
Attention: Steven L. Frey, Corporate Secretary

        Proposals not in full conformity with the applicable rules of the Securities and Exchange Commission may be excluded from the proxy statement.

        In addition, under our bylaws, shareholder proposals, including nominations of candidates for director, which are not included in the proxy statement may be considered at the meeting if the shareholder gives timely notice of the proposal or nomination in writing to our Corporate Secretary. To be timely, a shareholder's notice must be received by the Corporate Secretary not less than 60 days nor more than 90 days prior to the date of the meeting. However, if a notice of the meeting was not mailed, or the date of the meeting not publicly disclosed, at least 70 days before the date of the meeting, then shareholders may submit director nominations or other proposals to be presented at the meeting if proper notice is delivered to and received by our Corporate Secretary within 10 days after any such mailing or public disclosure. The shareholder's notice must include:

  •
  a brief description of each item of business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

  •
  the name and address, as they appear on Angelica's books, of the shareholder proposing such business;

  •
  the class and number of shares of common stock which are beneficially owned by the shareholder; and

  •
  any material interest of the shareholder in such business.

        Any shareholder nomination concerning a director candidate must be accompanied by:

  •
  all information relating to the director nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; and

  •
  the name and address, as they appear on Angelica's books, of the shareholder and the class and number of shares of common stock owned by the shareholder.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. The annual reports include our audited financial statements and the quarterly reports include our unaudited financial statements. You may read and copy any reports, statements or other information that we file at the SEC's public reference room, which is located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Shareholders may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. Copies of such materials are also available from the public reference section of the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. Copies of such materials may also be accessed through the SEC's Internet web site at http://www.sec.gov. In addition, our shares of common stock are listed on the New York Stock Exchange and we are required to file reports, proxy and information statements and other information with the New York Stock Exchange. These documents can be inspected at the principal office of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

        Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference regarding the contents of any contract or other document, are not necessarily complete and each statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting:

Angelica Filings:	Periods
Annual Report on Form 10-K	Year Ended January 26, 2008
Quarterly Report on Form 10-Q	First Quarter Ended April 26, 2008
Current Reports on Form 8-K	Filed February 5 and May 23, 2008

        Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement.

        You may request a copy of the documents incorporated by reference into this proxy statement, excluding exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents, without charge by writing to or telephoning us. Requests for documents should be directed to Corporate Secretary, Angelica Corporation, 424 South Woods Mill Road, Chesterfield, MO 63017-3406, telephone: (314) 854-3800. If you would like to request documents from us, please do so at least five business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED AS OF                        , 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

        All information contained in this proxy statement relating to Parent and Merger Sub has been provided by Parent.

        If you would like additional copies, without charge, of this proxy statement or if you have more questions about the merger, including the procedures for voting your shares, you should contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and brokers call collect: (212) 269-5550
All others call toll-free: (800) 431-9643

Appendix A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER
AMONG
CLOTHESLINE HOLDINGS, INC.,
CLOTHESLINE ACQUISITION CORPORATION
AND
ANGELICA CORPORATION
Dated as of May 22, 2008

A-i

A-ii

A-iii

Glossary of Defined Terms

Defined Terms	Page
Acceptable Confidentiality Agreement	A-43
Acquisition Proposal	A-28, A-38
Affiliate	A-43
Agreement	A-1, D-1
Articles of Merger	A-2
Associate	A-43
beneficial ownership	A-43
Book-Entry Shares	A-3
Business Day	A-43
Certificates	A-3
Change of Board Recommendation	A-27
Closing	A-1
Closing Date	A-1
Code	A-2
Company	A-1, D-1
Company Board Recommendation	A-8
Company Financial Advisor	A-11
Company Intellectual Property	A-18
Company Restricted Stock	A-6
Company SEC Reports	A-9
Company Securities	A-7
Confidentiality Agreement	A-43
Controlled Group Liability	A-43
Corporation Law	A-1
Current Employees	A-32
Debt Financing	A-24
Debt Financing Commitments	A-23
Disclosure Letter	A-6
Dissenting Shares	A-3
Effective Time	A-2
Environment	A-17
Environmental Claim	A-17
Environmental Law	A-17
Environmental Permits	A-16
Equity Financing	A-24
Equity Financing Commitment	A-24
Equity Plans	A-5
ERISA	A-43
ERISA Affiliate	A-12
Exchange Act	A-9
Expenses	A-43
Financial Advisor	A-27
Financing	A-24
Financing Commitments	A-24
GAAP	A-44
Governmental Entity	A-9
Hazardous Materials	A-18

A-iv

hereby	A-44
herein	A-44
hereinafter	A-44
HSR Act	A-9
including	A-44
Indemnifiable Claim	A-31
Indemnitees	A-31
Intellectual Property Rights	A-18
Investor	A-24
knowledge	A-44
Laws	A-16
Leased Real Property	A-19
Liens	A-44
Material Adverse Effect	A-44
Merger	A-1, D-1
Merger Consideration	A-2
Merger Sub	A-1, D-1
Mezzanine Debt Financing	A-24
Mezzanine Debt Financing Commitment	A-23
Missouri Secretary	A-1
Multiemployer Plan	A-12
Notice Period	A-28
Option	A-5
Option Payment	A-5
Outside Date	A-37
Owned Real Property	A-19
Parent	A-1, D-1
Parent Termination Fee	A-39
Paying Agent	A-3
Payment Fund	A-3
Permits	A-16
Permitted Liens	A-44
Person	A-44
Plan	A-44
Preferred Shares	A-6
Proprietary Information	A-18
Proxy Statement	A-11
Real Property Leases	A-19
Release	A-18
Representatives	A-45
Requisite Shareholder Vote	A-22
Rights	A-6
Rights Agreement	A-6
Sarbanes-Oxley Act	A-9
SEC	A-6
Securities Act	A-9
Senior Debt Financing	A-23
Senior Debt Financing Commitment	A-23
Shares	A-2, D-1
Special Meeting	A-29

A-v

Specified Contract	A-21
Subsidiary	A-45
Subsidiary Securities	A-8
Superior Proposal	A-28
Surviving Corporation	A-1
Tax Return	A-16
Taxes	A-16
Termination Fee	A-39
Title IV Plan	A-12
Treasury Regulations	A-45
Voting Agreement	A-1
WARN	A-14

A-vi

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of May 22, 2008, by and among Clothesline Holdings, Inc., a Delaware corporation ("Parent"), Clothesline Acquisition Corporation, a Missouri corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Angelica Corporation, a Missouri corporation (the "Company"). All capitalized terms used in this Agreement shall have the meanings assigned to such terms in Section 8.11 or as otherwise defined elsewhere in this Agreement unless the context clearly indicates otherwise.

RECITALS

        WHEREAS, the Board of Directors of the Company has determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, the shareholders of the Company;

        WHEREAS, the Board of Directors of the Company has approved the execution of this Agreement and the consummation of the transactions contemplated hereby and has directed the submission of this Agreement to a vote at a meeting of the Company's shareholders in accordance with the General and Business Corporation Law of the State of Missouri (the "Corporation Law"), upon the terms and subject to the conditions set forth herein;

        WHEREAS, the Boards of Directors of Parent and Merger Sub have each approved, and the Board of Directors of Merger Sub has declared it advisable for Merger Sub to enter into, this Agreement providing for the Merger in accordance with the Corporation Law, upon the terms and subject to the conditions set forth herein;

        WHEREAS, Parent and Steel Partners II, L.P. will enter into a voting agreement simultaneously herewith (the "Voting Agreement") which has been approved by the Board of Director of the Company; and

        WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

THE MERGER

        SECTION 1.01    The Merger.    Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the relevant provisions of the Corporation Law, at the Effective Time, Merger Sub shall be merged with and into the Company (the "Merger"). The Company shall be the surviving corporation in the Merger (the "Surviving Corporation") under the name "Angelica Corporation" and shall continue its existence under the Laws of the State of Missouri. In connection with the Merger, the separate corporate existence of Merger Sub shall cease.

        SECTION 1.02    Consummation of the Merger.    Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated hereby (the "Closing") will take place at 10:00 a.m., local time, as promptly as practicable but in no event later than the third Business Day after the satisfaction or waiver (by the party entitled to grant such waiver) of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing) at the offices of Stinson Morrison Hecker LLP, 100 South Fourth Street, St. Louis, Missouri 63102 or such other time, date or location as agreed to in writing by Parent and the Company. The date of the Closing is referred to as the "Closing Date." As promptly as practicable on the Closing Date and subject to the terms and conditions hereof, Merger Sub and the Company shall cause the Merger to be consummated by duly filing with the Secretary of State of the State of Missouri (the "Missouri Secretary") executed articles of merger (the "Articles of Merger"), as required by the Corporation Law. The time the Merger becomes effective in accordance with applicable Law is referred to as the "Effective Time."

        SECTION 1.03    Effects of the Merger.    The Merger shall have the effects set forth herein and in the applicable provisions of the Corporation Law.

        SECTION 1.04    Articles of Incorporation and Bylaws.    At the Effective Time and subject to Section 5.07(a), the Articles of Incorporation of Merger Sub shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as permitted by Law and such Articles of Incorporation. At the Effective Time and subject to Section 5.07(a), the Bylaws of Merger Sub shall be the Bylaws of the Surviving Corporation until thereafter amended as permitted by Law, the Articles of Incorporation of the Surviving Corporation and such Bylaws.

        SECTION 1.05    Directors and Officers.    The directors of Merger Sub immediately prior to the Effective Time and the officers of the Company immediately prior to the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation, and such directors and officers shall hold office until their respective successors shall have been duly elected, designated or qualified or until their earlier death, resignation or removal in accordance with and subject to the Articles of Incorporation and Bylaws of the Surviving Corporation.

        SECTION 1.06    Conversion of Shares.    Each share of common stock of the Company, par value $1.00 per share, including each share of Company Restricted Stock (each, a "Share" and, collectively, the "Shares"), issued and outstanding immediately prior to the Effective Time (other than Shares owned by Parent, Merger Sub or any wholly owned Subsidiary of Parent or the Company or held in the treasury of the Company, all of which shall be cancelled at the Effective Time without any consideration being exchanged therefor, and other than Dissenting Shares) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Time into the right to receive in cash an amount per Share (subject to any applicable withholding Tax specified in Section 1.08) equal to $22.00, without interest (the "Merger Consideration"), upon the surrender of the certificate representing such Shares or the Book-Entry Shares as provided in Section 2.02. At the Effective Time, all such Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration as provided herein.

        SECTION 1.07    Conversion of Common Stock of Merger Sub.    Each share of common stock, $0.01 par value per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of common stock of the Surviving Corporation.

        SECTION 1.08    Withholding Taxes.    Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable to a holder of Shares or Options pursuant to the Merger or this Agreement such amounts as are required to be deducted and withheld from such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any applicable provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity by Parent, the Surviving Corporation or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares or Options in respect of which such deduction and withholding was made.

        SECTION 1.09    Subsequent Actions.    If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue, vest, perfect or confirm of record or otherwise the Surviving Corporation's right, title or interest in, to or under any of the rights, properties, privileges, franchises or assets of the Company or Merger Sub as a result of, or in connection with, the

Merger, or otherwise to carry out the intent of this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Company, Merger Sub or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm of record or otherwise any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in the Surviving Corporation or otherwise to carry out the intent of this Agreement.

ARTICLE II

DISSENTING SHARES; PAYMENT FOR SHARES; OPTIONS

        SECTION 2.01    Dissenting Shares.    Notwithstanding anything in this Agreement to the contrary, to the extent permitted by the Corporation Law, Shares that are issued and outstanding immediately prior to the Effective Time and which are held by any shareholder who is entitled to demand and properly demands payment of the fair value of such Shares pursuant to, and who complies in all respects with, Section 351.455 of the Corporation Law (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such holder shall have failed to perfect or effectively shall have withdrawn or lost such right to be paid fair value under Section 351.455 of the Corporation Law. Dissenting Shares shall be treated in accordance with Section 351.455 of the Corporation Law. If any such holder shall have failed to perfect or shall have effectively withdrawn or lost such right to be paid fair value, such holder's Shares shall thereupon be converted into and become exchangeable only for the right to receive, as of the later of the Effective Time and the time that such right to appraisal shall have been irrevocably lost, withdrawn or expired, the Merger Consideration without any interest thereon. The Company shall give Parent and Merger Sub (a) prompt written notice of any demands for appraisal of any Shares, attempted withdrawals of such demands and any other instruments served pursuant to the Corporation Law and received by the Company relating to rights to be paid the "fair value" of Dissenting Shares, as provided in Section 351.455 of the Corporation Law, and (b) the opportunity to participate in and direct all negotiations and proceedings with respect to demands for appraisal under the Corporation Law. The Company shall not, except with the prior written consent of Parent, voluntarily make or agree to make any payment with respect to any demands for appraisal of capital stock of the Company or offer to settle or settle any such demands.

        SECTION 2.02    Payment for Shares.    (a)    Prior to the Closing Date, Parent shall appoint a bank or trust company reasonably acceptable to the Company to act as paying agent (the "Paying Agent") for the payment of the Merger Consideration and, in connection therewith, shall enter into an agreement with the Paying Agent in a form reasonably acceptable to the Company. At or prior to the Effective Time, Parent shall deposit, or shall cause the Surviving Corporation to deposit, with the Paying Agent, cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid pursuant to this Agreement (such cash being hereinafter referred to as the "Payment Fund"). The Payment Fund shall not be used for any purpose other than to fund payments due pursuant to Section 1.06, except as provided in this Agreement.

        (b)   As soon as reasonably practicable after the Effective Time, but in any event within five Business Days thereafter, the Surviving Corporation shall cause the Paying Agent to mail (i) to each record holder of an outstanding certificate or certificates (the "Certificates") as of the Effective Time which immediately prior to the Effective Time represented Shares (other than Shares owned by Parent, Merger Sub or any wholly owned Subsidiary of Parent or the Company, Shares held in the treasury of the Company and Dissenting Shares) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent) and instructions for use in effecting the surrender of the Certificates and receiving the Merger Consideration and (ii) to each holder of non-certificated Shares held in book-entry form ("Book-Entry Shares") instructions for use in effecting the surrender of

Book-Entry Shares in exchange for the Merger Consideration. Promptly following surrender to the Paying Agent of a Certificate, together with such letter of transmittal duly executed, or Book-Entry Shares, the holder of such Certificate or Book-Entry Shares shall be paid in exchange therefor cash in an amount (subject to any applicable withholding Tax as specified in Section 1.08) equal to the product of the number of Shares represented by such Certificate or Book-Entry Shares multiplied by the Merger Consideration, and such Certificate or Book-Entry Shares shall forthwith be canceled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates or Book-Entry Shares. If payment is to be made to a Person other than the Person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate surrendered or establish to the reasonable satisfaction of the Surviving Corporation that such Tax has been paid or is not applicable. From and after the Effective Time and until surrendered in accordance with the provisions of this Section 2.02, each such Certificate and Book-Entry Share shall represent for all purposes solely the right to receive, in accordance with the terms hereof, the Merger Consideration in cash multiplied by the number of Shares evidenced by such Certificate or Book-Entry Shares, without any interest thereon.

        (c)   The Paying Agent shall invest the cash in the Payment Fund as directed by Parent; provided, however, that such investments shall be in obligations of or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1.0 billion (based on the most recent financial statements of such bank that are then publicly available). Any interest and other income resulting from such investments shall be paid solely to Parent. No investment losses resulting from investment of the Payment Fund shall diminish the rights of any holder of Certificates or Book-Entry Shares to receive the Merger Consideration.

        (d)   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or the Paying Agent, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation or the Paying Agent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate (together with such letter of transmittal duly executed) the Merger Consideration with respect to the Shares formerly represented thereby, without any interest thereon.

        (e)   Any portion of the Payment Fund (including the proceeds of any investments thereof) that remains unclaimed by the former shareholders of the Company for nine months after the Effective Time shall be repaid to Parent. Any former shareholders of the Company who have not complied with this Section 2.02 prior to the end of such nine month period shall thereafter look only to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) but only as general creditors thereof for payment of their claim for the Merger Consideration, without any interest thereon. Neither Parent nor the Surviving Corporation shall be liable to any holder of Shares for any monies delivered from the Payment Fund or otherwise to a public official in compliance with any applicable abandoned property, escheat or similar Law. If any Shares shall not have been surrendered prior to such date as shall be immediately prior to the date that such unclaimed funds would otherwise become subject to any abandoned property, escheat or similar Law, any unclaimed funds payable with respect to such Shares shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

        SECTION 2.03    Closing of the Company's Transfer Books.    At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Shares shall thereafter be made. If, after the Effective Time, Certificates are presented to the Surviving Corporation for transfer, they shall be canceled and exchanged for the Merger Consideration without any interest thereon as provided in this Article II, subject to applicable Law in the case of Dissenting Shares.

        SECTION 2.04    Treatment of Outstanding Stock Options.    (a)    Prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee thereof) shall use commercially reasonable efforts to take all actions that are necessary and appropriate to cause that, immediately prior to the Effective Time, each unexpired and unexercised option to purchase Shares (an "Option"), under any stock option plan of the Company, including, without limitation, the 2004 Equity Incentive Plan for Non-Employee Directors, the 1999 Performance Plan, the 1994 Performance Plan, the 1994 Non-Employee Directors Stock Plan or any other plan, agreement or arrangement (the "Equity Plans"), whether or not then exercisable or vested, to be cancelled and, in exchange therefor, to have each former holder of any such cancelled Option to be entitled to receive, in consideration of the cancellation of such Option and in settlement therefor, a payment in cash (subject to any applicable withholding Tax as specified in Section 1.08) of an amount equal to the "In-the-Money Option Consideration" or the "Out-of-the-Money Consideration", as the case may be, as such terms are defined below (such amounts payable hereunder being referred to as the "Option Payment"). The "In-the Money Option Consideration" shall be the product of (i) the total number of Shares previously subject to an Option that has an exercise price less than the Merger Consideration and (ii) the excess of the Merger Consideration over the exercise price per Share previously subject to such Option. The "Out-of-the Money Consideration" shall be the product of (i) the total number of Shares previously subject to an Option that has an exercise price equal to or greater than the Merger Consideration and (ii) an amount to be determined by the Company, which shall not exceed $75,000 in the aggregate for all such out-of-the-money stock options. Such commercially reasonable efforts shall include the Company making a cash tender offer to purchase all outstanding Options on the Closing Date. From and after the Effective Time, any such cancelled Option shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the payment of the applicable Option Payment, and the Company will use its commercially reasonable efforts to obtain all necessary consents to ensure that former holders of such Options will have no rights other than the right to receive the Option Payment. At the Effective Time, Parent shall deposit with the Surviving Corporation cash in an amount sufficient to pay the aggregate amount of Option Payments required to be paid pursuant to this Agreement. All amounts payable pursuant to this Section 2.04(a) shall be paid as promptly as practicable following the Effective Time, without interest.

        (b)   Prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee thereof) shall use commercially reasonable efforts to take all actions and to obtain all necessary consents and releases from all of the holders of all the Options heretofore granted under the Equity Plans to (i) terminate, as of the Effective Time, the Equity Plans and any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any Affiliate thereof and (ii) amend, as of the Effective Time, the provisions of any other Plan providing for the issuance, transfer or grant of any capital stock of the Company or any such Affiliate, or any interest in respect of any capital stock of the Company or any such Affiliate, to provide no continuing rights to acquire, hold, transfer or grant any capital stock of the Company or any such Affiliate or any interest in the capital stock of the Company or any such Affiliate.

        (c)   The Company shall make all commercially reasonable efforts to ensure that after the Effective Time neither it nor any of its Affiliates is or will be bound by any Options, other options, warrants, rights or agreements which would entitle any Person, other than Parent or its Affiliates, to own any capital stock of the Company or any of its Subsidiaries or to receive any payment in respect thereof. Notwithstanding any other provision of this Section 2.04 to the contrary, payment of the Option Payment may be withheld with respect to any Option until necessary consents and releases are obtained.

        SECTION 2.05    Further Actions.    Notwithstanding anything in this Agreement to the contrary, if, between the date of this Agreement and the Effective Time, there shall have been declared, made or paid any dividend or distribution on the Shares (other than regular quarterly cash dividends) or the issued and outstanding Shares shall have been changed into a different number of Shares or a different class by reason of any stock split, reverse stock split, stock dividend, reclassification, redenomination, recapitalization, split-up, combination, exchange of shares or other similar transaction, the Merger Consideration and any other dependent items shall be appropriately adjusted to provide to the holders of the Shares and Options the same economic effect as contemplated by this Agreement prior to such action and as so adjusted shall, from and after the date of such event, be the Merger Consideration or other dependent item, subject to further adjustment in accordance with this Section 2.05; provided that nothing herein shall be construed to permit the Company to take any action with respect to its securities that is prohibited or not expressly permitted by the terms of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as disclosed in any report, schedule, form, statement or other document filed with, or furnished to, the Securities and Exchange Commission (the "SEC") by the Company and publicly available prior to the date of this Agreement or as disclosed in the section of the disclosure letter dated the date of this Agreement and delivered by the Company to Parent with respect to this Agreement prior to the execution hereof (the "Disclosure Letter") that specifically relates to, or is reasonably apparent on its face to relate to, such Section of Article III below, the Company represents and warrants to each of the other parties hereto as follows:

        SECTION 3.01    Organization and Qualification.    The Company and each of its Subsidiaries is a duly organized and validly existing entity in good standing under the Laws of its jurisdiction of organization, with all corporate power and authority to own its properties and conduct its business as currently conducted, and is duly qualified and in good standing as a foreign entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to be duly qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has heretofore made available to Parent true, correct and complete copies of the Articles of Incorporation and Bylaws (or other similar governing documents) of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries, directly or indirectly, owns any equity interest in any Person other than the Company's Subsidiaries.

        SECTION 3.02    Capitalization.

        (a)   The authorized capital stock of the Company consists of (i) 20,000,000 Shares, par value $1.00 per share, and (ii) 2,600,000 shares of preferred stock, no par value per share (the "Preferred Shares"). As of May 22, 2008, 9,545,680 Shares (which number includes 252,628 Shares subject to vesting or other forfeiture conditions or repurchase by the Company (such Shares, the "Company Restricted Stock")) and no Preferred Shares were issued and outstanding, 241,365 Shares and no Preferred Shares were held in the Company's treasury, 346,562 Shares and no Preferred Shares were reserved for issuance under the Equity Plans and 200,000 Preferred Shares were reserved for issuance upon exercise of rights ("Rights") outstanding pursuant to the Rights Agreement between the Company and UMB Bank, N.A. dated August 25, 1998, as amended by Amendment No. 1 to the Rights Agreement, dated as of August 29, 2006, and Amendment No. 2 to the Rights Agreement, dated as of September 19, 2006 (as so amended, and as further amended from time to time, the "Rights Agreement"). In addition, as of such date, there were outstanding Options to purchase an aggregate of 503,900 Shares and no outstanding options to purchase Preferred Shares. Since such date through the date hereof, the Company has not issued any Shares or Preferred Shares other than the issuance of Shares upon the exercise of Options outstanding on such date, has not granted any options, restricted stock, warrants or rights (other than Rights attached to issued Shares pursuant to the Rights Agreement) or entered into any other agreements or commitments to issue any Shares or Preferred Shares, and has not split, combined or reclassified any of its shares of capital stock. All of the outstanding Shares have been duly authorized and validly issued and are fully paid (except for shares of Company Restricted Stock, which shall be fully paid upon their vesting) and nonassessable and are free of preemptive rights. Section 3.02(a) of the Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of each Option and other equity-based award outstanding, the number of Shares issuable thereunder or to which such award pertains, the employee, director, consultant or other Person who has received such award, the expiration date and exercise or conversion price, if applicable, related thereto and, if applicable, the Plan pursuant to which each such Option or other equity-based award was granted. Except as set forth in Section 3.02(a) of the Disclosure Letter, and the Rights, there are no outstanding (i) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities or ownership interests in the Company, (ii) options, warrants, rights, subscriptions, claims of any character, or other agreements or commitments to acquire from the Company, or obligations of the Company to issue, deliver or sell or cause to be issued, delivered or sold any capital stock, voting securities or other ownership interests in (or securities convertible into or exchangeable for capital stock or voting securities or other ownership interests in) the Company, (iii) obligations of the Company to grant, extend or enter into any subscription, warrant, right, claims of any character, agreements, obligations, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock, voting securities or other ownership interests in the Company (the items in clauses (i), (ii) and (iii), together with the capital stock, voting securities and other ownership interests of the Company, being referred to collectively as "Company Securities") or (iv) obligations of the Company or any of its Subsidiaries to make any payments directly or indirectly based (in whole or in part) on the price or value of the Shares or Preferred Shares. Neither the Company nor any of its Subsidiaries has any outstanding stock appreciation rights, phantom stock, performance based rights, profit participation or similar rights or obligations. Neither the Company nor any of its Subsidiaries has any authorized or outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible into, exchangeable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the shareholders of the Company on any matter. There are no outstanding obligations, commitments or arrangements, contingent or otherwise, of the Company or any of its Subsidiaries to (1) purchase, redeem or otherwise acquire any Company Securities or shares of capital stock of, or other equity or voting interest in, any other Person or (2) vote or dispose of any shares of capital stock of, or other equity or voting interest in, the Company, other than (A) the acquisition by the Company of Shares in connection with the surrender of Shares by holders of Options in order to pay the exercise price of the Options, (B) the withholding of Shares to satisfy tax obligations with respect to awards granted pursuant to the Plans, and (C) the acquisition by the Company of awards under Plans in connection with the forfeiture of such awards. There are no voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries or, to the knowledge of the Company, any other Person is a party with respect to the voting of capital stock of the Company.

        (b)   The Company or one or more of its Subsidiaries is the record and beneficial owner of all the equity interests of each Subsidiary of the Company, free and clear of any Lien, including any limitation or restriction on the right to vote, pledge or sell or otherwise dispose of such equity interests. There are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of the Company, (ii) options, restricted stock, warrants, rights, subscriptions, claims of any character or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, deliver or sell or cause to be issued, delivered or sold any capital stock, voting securities or other ownership interests in (or securities convertible into or exchangeable for capital stock or voting securities or other ownership interests in) any Subsidiary of the Company, (iii) obligations of the Company or any of its Subsidiaries to grant, extend or enter into any subscription, warrant, right, claims of any character, agreements, obligations, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock, voting securities or other ownership interests in any Subsidiary of the Company (the items in clauses (i), (ii) and (iii), together with the capital stock, voting securities and other ownership interests of such Subsidiaries, being referred to collectively as "Subsidiary Securities") or (iv) obligations of the Company or any of its Subsidiaries to make any payment directly or indirectly based (in whole or in part) on the value of any shares of capital stock of any Subsidiary of the Company. There are no outstanding obligations, commitments or arrangements, contingent or otherwise, of the Company or any of its Subsidiaries to purchase, redeem or otherwise acquire any outstanding Subsidiary Securities. There are no voting trusts or other agreements or understandings with respect to the voting of capital stock of any Subsidiary of the Company.

        SECTION 3.03    Authority for this Agreement; Board Action.

        (a)   The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, subject, in the case of the Merger, to approval of this Agreement by the Requisite Shareholder Vote. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the transactions contemplated hereby, other than the approval of this Agreement in accordance with Section 351.425 of the Corporation Law by the Requisite Shareholder Vote prior to the consummation of the Merger and the filing of the Articles of Merger with the Missouri Secretary as required under Section 1.02 of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        (b)   The Company's Board of Directors, at a meeting or meetings duly called and held, has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to and in the best interests of, the shareholders of the Company, (ii) approved the Voting Agreement, (iii) approved this Agreement and the transactions contemplated hereby in accordance with Section 351.410 of the Corporation Law, and (iv) directed that this Agreement be submitted to the shareholders of the Company for their approval and subject to the terms of this Agreement, resolved to recommend the approval of this Agreement and the transactions contemplated hereby, including the Merger, by the shareholders of the Company (the "Company Board Recommendation"), which resolutions, as of the date of this Agreement, have not been rescinded, modified or withdrawn in any way. In addition, the Company' Board of Directors has taken all action necessary to render Section 351.407 and Section 351.459 of the Corporation Law inapplicable to the execution and delivery of this Agreement and the transactions contemplated hereby, including the Merger. To the knowledge of the Company, no other state takeover Law is applicable to the execution, delivery or performance of this Agreement, the consummation of the Merger, or the other transactions contemplated by this Agreement.

        SECTION 3.04    No Violation; Consents and Approvals.

        (a)   Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby by the Company will (i) violate, breach or conflict with any provision of the Articles of Incorporation or Bylaws or other similar governing documents of the Company or any Subsidiary of the Company, (ii) assuming all consents, approvals, authorizations and permits contemplated by clauses (i) through (v) of subsection (b) below have been obtained, and all filings and notifications described in such clauses have been made, conflict with or violate any Laws applicable to the Company or any Subsidiary or by which the Company or any Subsidiary or any of their respective properties or assets may be bound, (iii) except as set forth on Section 3.04(a)(iii) of the Disclosure Letter, violate or conflict with, or result in a breach of any provision of, or require any consent, waiver or approval or result in a default or give rise to any right of termination, cancellation, modification or acceleration (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under, any of the terms, conditions or provisions of any note, bond, mortgage, lease, license, agreement, contract, guarantee, franchise, permit, understanding agreement, commitment, indenture or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets may be bound, or (iv) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien (other than a Permitted Lien) on any asset of the Company or any of its Subsidiaries except, in case of clauses (ii), (iii) and (iv), as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

        (b)   The execution, delivery and performance of this Agreement by the Company and the consummation of the Merger by the Company do not and will not require any consent, approval, authorization or permit of, or filing with or notification to, any foreign, federal, state or local government, or subdivision thereof, or governmental, judicial, legislative, executive, administrative or regulatory authority, agency, commission, tribunal or body (a "Governmental Entity") except (i) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the filing with respect to and receipt, termination or expiration, as applicable, of such other approvals or waiting periods as may be required under any other applicable competition, merger control, antitrust or similar Law, (ii) the filing with the SEC of (x) the Proxy Statement and (y) such reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (iii) the filing of the Articles of Merger with the Missouri Secretary as required by the Corporation Law and of appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (iv) any filings required under the rules and regulations of the New York Stock Exchange, and (v) any such consent, approval, authorization, permit, filing or notification the failure of which to make or obtain has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and would not prevent or materially delay the consummation of the transactions contemplated hereby.

        SECTION 3.05    Reports; Financial Statements.

        (a)   Since January 31, 2005, the Company has timely filed or furnished all forms, reports, statements, certifications and other documents (the "Company SEC Reports") required to be filed or furnished by it with or to the SEC, all of which have complied, or in the case of the Company SEC Reports made after the date hereof, will comply, as to form, as of their respective filing dates in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and, in each case, the rules and regulations of the SEC promulgated thereunder applicable thereto. None of the Company SEC Reports, including any financial statements or schedules included or incorporated by reference therein, at the time filed or furnished, contained, and in the case of Company SEC Reports made after the date hereof, none of such Company SEC Reports will contain, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the knowledge of the Company, none of the Company SEC Reports is the subject of ongoing SEC review or outstanding SEC comment and there are no SEC inquiries or investigations, other government inquiries or investigations or internal investigations pending or threatened. None of the Company's Subsidiaries is required to file periodic reports with the SEC pursuant to the Exchange Act.

        (b)   Except in the case of unaudited financial statements as permitted by Form 10-Q, the audited and unaudited consolidated financial statements (including the related notes thereto) of the Company and its Subsidiaries included (or incorporated by reference) in the Company SEC Reports, as amended or supplemented prior to the date of this Agreement, (i) complied, or financial statements filed after the date hereof and prior to the Effective Time will comply, in all material respects with applicable accounting requirements and the published regulations of the SEC, (ii) have been prepared or will be prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in such statements or notes thereto) and (iii) fairly present or will fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of their respective dates, and the consolidated results of operations, changes in shareholders' equity and cash flows for the periods presented therein (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in Section 3.05(b) of the Disclosure Letter, all of the Company's Subsidiaries are consolidated for accounting purposes.

        (c)   Except for matters reflected or reserved against in the audited consolidated balance sheet of the Company as of January 26, 2008 (or the notes thereto) included in the Company SEC Reports, neither the Company nor any of its Subsidiaries has any claims, indebtedness, liabilities or obligations (whether absolute, accrued, contingent, fixed or otherwise) of any nature that would be required under GAAP, as in effect on the date of this Agreement, to be reflected on a consolidated balance sheet of the Company (or in the notes thereto), except claims, indebtedness, liabilities and obligations that (i) were incurred since January 26, 2008 in the ordinary course of business consistent with past practice or (ii) are legal and investment banking fees and financing fees to the extent the Company is a party to the Debt Financing Commitments incurred in connection with the transactions contemplated by this Agreement or (iii) would not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

        (d)   The Company and its Subsidiaries have implemented and maintain a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. The Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of the Company by others within those entities, and (ii) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company's outside auditors and the audit committee of the Company's Board of Directors (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that would be reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

        SECTION 3.06    Absence of Certain Changes.    Since January 26, 2008 (a) the Company and its Subsidiaries have conducted their businesses in all material respects only in the ordinary course consistent with past practice, (b) there has been no Material Adverse Effect, (c) no fact, circumstance or event exists or has occurred which would reasonably be expected to result in a Material Adverse Effect and (d) neither the Company nor any of its Subsidiaries has taken any action that, if taken after the date of this Agreement without the prior written consent of Parent, would constitute a breach of Section 5.01(b), (c), (d), (e), (f), (g), (h), (i), (k), (l), (m), (n), (o), (q), (r), or (s).

        SECTION 3.07    Proxy Statement.    The letter to shareholders, notice of meeting, proxy statement and form of proxy that will be provided to shareholders of the Company in connection with the Merger (including any amendments or supplements) and any schedules required to be filed with the SEC in connection therewith (collectively, the "Proxy Statement"), at the time of filing with the SEC, at the time the Proxy Statement is first mailed and at the time of the Special Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to information supplied in writing by Parent, Merger Sub or any Affiliate of Parent or Merger Sub expressly for inclusion therein and is contained or incorporated by reference therein. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

        SECTION 3.08    Brokers.    No agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action, agreement or commitment of the Company or any of its Affiliates, to any broker's, finder's, financial advisor's or other similar fee or commission in connection with any of the transactions contemplated by this Agreement, except Morgan Joseph & Co. Inc. (the "Company Financial Advisor"). A true and correct copy of the engagement letter with the Company Financial Advisor in connection with this transaction has been delivered to Parent.

        SECTION 3.09    Employee Benefit Matters.

        (a)   Section 3.09(a) of the Disclosure Letter contains a true, correct and complete list of all Plans. Prior to the date of this Agreement, the Company has made available to Parent true, correct and complete copies of each of the following, as applicable, with respect to each Plan: (i) the plan document or agreement or, with respect to any Plan that is not in writing, a written description of the material terms thereof; (ii) the trust agreement, insurance contract or other documentation of any related funding arrangement; (iii) the summary plan description; (iv) the two most recent annual reports, actuarial reports and/or financial reports; (v) the most recent required Internal Revenue Service Form 5500, including all schedules thereto; and (vi) the most recent determination letter received from the Internal Revenue Service with respect to each Plan that is intended to be a "qualified plan" under Section 401 of the Code. Except as specifically provided in the foregoing documents delivered to Parent or except as may be required to comply with applicable Law, there are no amendments to any Plan that have been adopted or approved nor has the Company or any of its Subsidiaries undertaken to make any such amendments or to adopt or approve any new Plan.

        (b)   With respect to each Plan, (i) all payments due from the Company or any of its Subsidiaries to date have been timely made and all amounts properly accrued to date or as of the Effective Time as liabilities of the Company or any of its Subsidiaries which are not yet due have been properly recorded on the books of the Company and, to the extent required by GAAP, adequate reserves are reflected on the financial statements of the Company, (ii) each such Plan which is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and intended to qualify under Section 401 of the Code has received or been the subject of a current favorable determination letter or opinion letter from the Internal Revenue Service with respect to such qualification, and to the knowledge of the Company nothing has occurred since the date of such letter that has or is likely to adversely affect such qualification, (iii) there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened or anticipated with respect to such Plan, any fiduciaries of such Plan with respect to their duties to any Plan, or against the assets of such Plan or any trust maintained in connection with such Plan and (iv) it has been operated and administered in compliance in all respects with its terms and all applicable Laws and regulations, including ERISA and the Code, other than instances of noncompliance that, individually or in the aggregate, have not had or would not reasonably be expected to have a Material Adverse Effect.

        (c)   Notwithstanding the prefatory language contained above in this Article III (relating to qualification of the representations of this Article III by any report, schedule, form, statement or other document filed with, or furnished to, the SEC by the Company and publicly available prior to the date of this Agreement), the assurances contained in this Section 3.09(c) are not qualified by any report, schedule, form, statement or other document filed with, or furnished to, the SEC by the Company and publicly available prior to the date of this Agreement, but rather are qualified only by Section 3.09(c) of the Disclosure Letter. Neither the Company nor its Subsidiaries nor any trade or business, whether or not incorporated, that, together with the Company or any of its Subsidiaries would be deemed to be a "single employer" within the meaning of Section 4001(b) of ERISA (an "ERISA Affiliate"), (i) sponsors, maintains or contributes (or has an obligation to contribute) to, or has ever sponsored, maintained or contributed (or had an obligation to contribute) to, (x) any "employee benefit plan" within the meaning of Section 3(3) of ERISA that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code (a "Title IV Plan") or (y), except as set forth on Section 3.09(c) of the Disclosure Letter, a "multiemployer plan" within the meaning of Section 3(37) and 4001(a)(3) of ERISA or a "multiple employer plan" within the meaning of Sections 4063/4064 of ERISA or Section 413(c) of the Code (a "Multiemployer Plan") or (ii) has incurred or reasonably expects to incur any material liability pursuant to Title I or Title IV of ERISA (including without limitation any Controlled Group Liability) or the penalty, excise Tax or joint and several liability provisions of the Code or any Law or regulation relating to employee benefit plans, whether contingent or otherwise. Without limiting the foregoing, (i) the fair market value of the assets of each ongoing, frozen or terminated Title IV Plan equals or exceeds the actuarial present value of all accrued benefits under such Title IV Plan (whether or not vested) as determined based on the assumptions set forth on Section 3.09(c) of the Disclosure Letter, no Title IV Plan other than any Multiemployer Plan has been terminated and no proceedings have been instituted to terminate or appoint a trustee to administer any such plan, no "reportable event" (as defined in Section 4043 of ERISA) has occurred with respect to any Title IV Plan other than any Multiemployer Plan, and no Title IV Plan other than any Multiemployer Plan subject to Section 412 of the Code or Section 302 of ERISA has incurred any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, or obtained a waiver of any minimum funding standard or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA, and (ii) with respect to each Multiemployer Plan, the Company and each ERISA Affiliate have made all contributions to each Multiemployer Plan required by the terms of each such Multiemployer Plan or any collectively bargained agreement. No complete or partial withdrawal from such plan has been made by the Company or any Subsidiary, or, to the Knowledge of the Company, by any other person, that could result in any liability to the Company or any Subsidiary, whether such liability is contingent or otherwise, and to the Knowledge of the Company, based on the most recent information provided to the Company by such plans, neither the Company nor any ERISA Affiliate would be subject to any such withdrawal liability in excess of $1,312,000 if, as of the close of the most recent fiscal year of any such plan ended prior to the date hereof, the Company or any ERISA Affiliate were to engage in complete withdrawal (as defined in Section 4203 of ERISA) or partial withdrawal (as defined in Section 4205 of ERISA) from any such plan.

        (d)   No deduction for federal income Tax purposes has been or is expected by the Company to be disallowed for remuneration paid by the Company or any of its Subsidiaries by reason of Section 162(m) of the Code, including by reason of the transactions contemplated hereby.

        (e)   No Plan is under audit or is the subject of an investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation, the SEC or any other Governmental Entity, nor is any such audit or investigation pending or, to the Company's knowledge, threatened. Neither the Company nor any of its Subsidiaries has filed, or is considering filing, an application under the IRS Employee Plans Compliance Resolution System or the Department of Labor's Voluntary Fiduciary Correction Program with respect to any Plan. With respect to each Plan for which financial statements are required by ERISA, there has been no adverse change in the financial status of such Plan since the date of the most recent such statements provided to Parent by the Company.

        (f)    Notwithstanding the prefatory language contained above in this Article III (relating to qualification of the representations of this Article III by any report, schedule, form, statement or other document filed with, or furnished to, the SEC by the Company and publicly available prior to the date of this Agreement), the assurances contained in this Section 3.09(f) are not qualified by any report, schedule, form, statement or other document filed with, or furnished to, the SEC by the Company and publicly available prior to the date of this Agreement, but rather are qualified only by Section 3.09(f) of the Disclosure Letter. Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement could, either alone or in conjunction with any other event (whether contingent or otherwise, including without limitation, any termination of employment), (i) result in any payment or benefit becoming due or payable, or required to be provided, to any director, employee or independent contractor of the Company or any of its Subsidiaries, (ii) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director, employee or independent contractor, (iii) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation or (iv) result in any amount failing to be deductible by reason of Section 280G of the Code. The Company has provided Parent with reasonable and accurate estimates of the potential excess parachute payments (within the meaning of Section 280G of the Code) paid or payable by the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement, either as a result of the transactions contemplated by this Agreement or in conjunction with any other event.

        (g)   Neither the Company nor any of its Subsidiaries has any liability with respect to an obligation to provide post-retirement medical, disability of death benefits (whether or not insured) with respect to any Person other than coverage mandated by Section 4980B of the Code or state Law.

        (h)   Except as would not result in a material liability to the Company or covered employees or service providers, since January 1, 2005, each Plan that is a "nonqualified deferred compensation plan" within the meaning of Section 409A(d)(1) of the Code, and each award thereunder, in each case that is subject to Section 409A of the Code, have been operated in compliance with the plan's terms, to the extent consistent with section 409A, and the applicable guidance issued by the Internal Revenue Service and the Department of Treasury, including Notice 2005-1. To the extent an issue is not addressed in Notice 2005-1 or other applicable guidance, each Plan has been operated by applying a reasonable, good faith interpretation of Section 409A of the Code.

        (i)    Section 3.09(i) of the Disclosure Letter sets forth each Plan with assets that constitute a "qualifying employer security" (as defined in Section 407(c) of ERISA).

        (j)    With respect to each Plan which provides for the grant of options to purchase stock of the Company or any Subsidiary, each such stock option has been granted at an exercise price equal to no less than the fair market value of the Company stock or Subsidiary stock, as applicable, at the date of grant and there has been no "backdating" of any such stock options.

        (k)   Except as exist under the terms of collective bargaining agreements with the Company or under applicable Law, no provisions or circumstances exist that would prevent the amendment or termination of any Plan.

        SECTION 3.10    Employees.

        (a)   Except as set forth in Section 3.10 of the Disclosure Letter: (i) neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement or any labor union contract, nor, to the knowledge of the Company, are there any employees of the Company or any of its Subsidiaries represented by a works' council or a labor organization, nor to the knowledge of the

Company are there any activities or proceedings of any labor union to organize any employees of the Company or any of its Subsidiaries or compel the Company or any of its Subsidiaries to bargain with any labor union or labor organization; (ii) there is no pending or, to the knowledge of the Company, threatened labor strike, dispute, walkout, work stoppage, slowdown, demonstration, leafleting, picketing, boycott, work-to-rule campaign, sit-in, sick-out, union election, governmental investigation or lockout with respect to employees of the Company or any of its Subsidiaries, and no such strike, dispute, walkout, slowdown, demonstration, leafleting, picketing, boycott, work-to-rule campaign, sit-in, sick-out, union election, governmental investigation, or lockout has occurred since December 31, 2004; and (iii) no grievance or arbitration demand or proceeding, or unfair labor practice charge or proceeding, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, whether or not filed pursuant to a collective bargaining agreement, has been filed, is pending or to the knowledge of the Company has been threatened against the Company or its Subsidiaries as of the date of this Agreement.

        (b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) the Company and each of its Subsidiaries are in compliance in all material respects with all applicable Laws relating to labor and employment, including but not limited to Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, employment and reemployment of members of the uniformed services and employee terminations; and (ii) there are no complaints, lawsuits, arbitrations, investigations administrative proceedings, or other proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any current or former employee, any person alleging to be a current or former employee, any class of the foregoing, or any Governmental Entity, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

        (c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred any liability or obligation which remains unsatisfied under the Worker Adjustment and Retraining Notification Act ("WARN") or any state or local Laws regarding the termination or layoff of employees, or has been effected by any transaction or engaged in any layoffs or terminations sufficient in number to trigger WARN or any similar state or local law during the last six years, and none of the employees of the company or any Subsidiaries has suffered an "employment loss" (as defined in WARN or any similar law) during the last six months prior to the date hereof.

        SECTION 3.11    Litigation.    Except as disclosed in the Company SEC Reports, there is no claim, action, suit, proceeding, arbitration, mediation or governmental investigation pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any properties or assets of the Company or any Subsidiaries of the Company that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect or that would prevent or materially delay the Company from consummating the Merger. Neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is subject to any outstanding order, writ, injunction or decree that has had or would reasonably be expected to have a Material Adverse Effect or prevent or materially delay the Company from consummating the Merger. To the knowledge of the Company, no officer or director of the Company or its Subsidiaries is a defendant in any claim, action, suit, proceeding, arbitration, mediation or governmental investigation in connection with his or her status as an officer or director of the Company or any of its Subsidiaries that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect or prevent or materially delay the Company from consummating the Merger.

        SECTION 3.12    Tax Matters.    (a)    Each of the Company and its Subsidiaries has filed or has caused to be filed on a timely basis all Tax Returns required to be filed by it under applicable Law (or requests for extensions, which requests have been granted and have not expired), and all such returns are complete and accurate in all material respects. Each of the Company and its Subsidiaries has either paid or caused to be paid all Taxes due and owing by the Company and its Subsidiaries to any Governmental Entity, or the most recent financial statements contained in the Company SEC Reports reflect an adequate reserve (excluding any reserves for deferred taxes) for all material Taxes payable by the Company and its Subsidiaries, for all taxable periods and portions thereof ending on or before the date of such financial statements, or for all taxable periods or portions thereof beginning on or after the date of such financial statements, reflected and accrued on the books and records of the Company and its Subsidiaries as of the Closing Date and disclosed to Parent all material Taxes payable by the Company and its Subsidiaries.

        (b)   No deficiencies, audit examinations, refund litigation, proposed adjustments or matters in controversy for any material Taxes have been proposed, asserted or assessed against the Company or any of its Subsidiaries which have not been settled and paid. All assessments for material Taxes due and owing by the Company or any of its Subsidiaries with respect to completed and settled examinations or concluded litigation have been paid. There is no currently effective agreement or other document with respect to the Company or any of its Subsidiaries waiving or extending the statute of limitations for assessment or collection of any material Taxes.

        (c)   The Company and each of its Subsidiaries have withheld from payments to their employees, independent contractors, creditors, shareholders and any other applicable person (and timely paid to the appropriate taxing authority) proper and accurate amounts in compliance in all material respects with all Tax withholding provisions of applicable federal, state, local and foreign Laws (including income, social security, and employment Tax withholding for all types of compensation).

        (d)   Neither the Company nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code (A) in the two years prior to the date of this Agreement or (B) which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

        (e)   None of the Company or any of its Subsidiaries has entered into any transaction defined in Treasury Regulation Sections 1.6011-4(b)(2), -4(b)(3) or -4(b)(4), or has entered into a "potentially abusive tax shelter" (as defined in Treasury Regulation Section 301.6112-1(b)).

        (f)    Neither the Company nor any of its Subsidiaries is party to any Tax sharing, Tax allocation or similar agreement (other than agreements among the Company and its Subsidiaries and other than customary Tax indemnifications contained in audit or commercial lending agreements).

        (g)   None of the Company or any of its Subsidiaries is or has been a member of a consolidated, combined, unitary or similar group with any party except such group that includes only the Company and one or more of its Subsidiaries since January 1, 2004, and none of the Company or any of its Subsidiaries has liability for the Taxes of any other Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign laws), as a transferee or successor, by contract or otherwise.

        (h)   Neither the Company nor any of its Subsidiaries is bound by any closing agreement, offer in compromise or other agreement with any Governmental Entity.

        (i)    The Company has made available to Parent and Merger Sub complete and correct copies of all United States federal Tax Returns and material state income or franchise Tax Returns filed by or on behalf of the Company or any of its Subsidiaries for all taxable periods beginning on or after January 1, 2004.

        (j)    There are no Liens for material Taxes (other than Taxes that are not yet due and payable or for amounts being contested in good faith) upon the properties or assets of the Company or any of its Subsidiaries.

        (k)   Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any change in method of accounting for a taxable period ending on or prior to the Closing Date.

        (l)    No claim has been made by a Governmental Entity in a jurisdiction where the Company or its Subsidiaries do not currently file Tax Returns that the Company or its Subsidiaries may be subject to taxation by that jurisdiction.

        (m)  The term "Taxes" means all income, profits, capital gains, goods and services, branch, payroll, unemployment, customs duties, premium, compensation, windfall profits, franchise, gross receipts, capital, net worth, sales, use, withholding, turnover, value added, ad valorem, registration, general business, employment, social security, disability, occupation, real property, personal property (tangible and intangible), stamp, transfer (including real property transfer or gains), conveyance, severance, production, excise, withholdings, duties, levies, imposts, license, registration and other taxes (including any and all fines, penalties and additions attributable to or otherwise imposed on or with respect to any such taxes and interest thereon) imposed by or on behalf of any Governmental Entity, and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any Person or other entity. The term "Tax Return" means any return, statement, report, form, filing, election, declaration, estimate and information Tax Return, customs entry, customs reconciliation and any other entry or reconciliation, including in each case any amendments, schedules or attachments thereto, required to be filed with any Governmental Entity or with respect to Taxes of the Company or its Subsidiaries.

        SECTION 3.13    Compliance with Law.    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) since December 31, 2003, neither the Company nor any of its Subsidiaries is or has been in violation of any local, state, federal, foreign or multinational statute, law, ordinance, rule, regulation, order, writ, judgment, decree, stipulation, determination, award or requirement of a Governmental Entity ("Laws") applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, (ii) the Company and each of its Subsidiaries have obtained or possess all permits, licenses, authorizations, consents, certificates, orders, clearances, approvals and franchises from, and have made all registrations or filings with or notices to, Governmental Entities required to own, lease and operate their properties and conduct their businesses as currently conducted ("Permits"), such Permits are in full force and effect and there has occurred no violation of, suspension, imposition of penalties or fines, default (with or without notice or lapse of time or both) under, or event giving rise to any right of termination, amendment or cancellation of, with or without notice or lapse of time or both, any such Permit, and (iii) the Company and each of its Subsidiaries have fulfilled and performed all of their obligations with respect to such Permits and are in compliance with the terms of such Permits.

        SECTION 3.14    Environmental Matters.

        (a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) each of the Company and its Subsidiaries (A) is and has been in compliance in all respects with applicable Environmental Laws and (B) has received and is and has been in compliance in all respects with all Permits required under Environmental Laws for the conduct of its business ("Environmental Permits"); (ii) such Environmental Permits were validly issued and are in full force and effect, and all applications, notices or other documents have been timely filed to the extent required for timely renewal, issuance or reissuance of such Environmental Permits; and (iii) to the knowledge of the Company, all Environmental Permits are expected to be issued or reissued on a timely basis on such terms and conditions as are reasonably expected to enable the Company and its Subsidiaries to continue to conduct their operations in a manner substantially similar to the manner in which such operations are presently conducted.

        (b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has been or is presently the subject of any Environmental Claim and no Environmental Claim is pending or, to the knowledge of the Company, threatened against either the Company or any of its Subsidiaries or against any Person whose liability for the Environmental Claim was or may have been retained or assumed either contractually or by operation of Law by either the Company or any of its Subsidiaries.

        (c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other Person has managed, used, stored, or disposed of Hazardous Materials on, at or beneath any properties currently or previously owned, leased, operated or used by the Company or any of its Subsidiaries, and no Hazardous Materials are present at such properties, or at any other location, in circumstances that would reasonably be expected to form the basis for an Environmental Claim against either the Company or any of its Subsidiaries.

        (d)   Except as set forth in Section 3.14(d) of the Disclosure Letter, no properties presently owned, leased or operated by either the Company or any of its Subsidiaries contain any landfills, surface impoundments, disposal areas, underground storage tanks, aboveground storage tanks, polychlorinated biphenyls, radioactive materials or other Hazardous Materials.

        (e)   The Company and its Subsidiaries have made available to Parent complete copies of all material compliance and site audits, reports, studies, assessments and results of investigations in the possession or control of the Company or any of its Subsidiaries, with respect to all currently or previously owned, leased or operated properties of the Company or any of its Subsidiaries.

        (f)    For purposes of the Agreement:

          (i)    "Environment" means any surface water, drinking water, groundwater, land surface (whether below or above water), subsurface strata, sediment, plant or animal life, or natural resource.

          (ii)   "Environmental Claim" means any claim, cause of action, investigation or notice by any Person or any Governmental Entity alleging potential liability (including potential liability for investigatory costs, cleanup or remediation costs, governmental or third party response costs, natural resource damages, property damage, personal injuries, or fines or penalties) based on or resulting from (a) the presence or Release of any Hazardous Materials at any location, whether or not owned or operated by the Company or any of its Subsidiaries, or (b) any violation of any Environmental Law.

          (iii)  "Environmental Law" means any Law, including principles of common law, or any binding agreement, memorandum of understanding or commitment letter issued or entered by or with any Governmental Entity or Person relating to: (a) the Environment, including pollution, contamination, cleanup, preservation, protection and reclamation of the Environment, (b) exposure of employees or third parties to any Hazardous Materials, (c) any Release or threatened Release of any Hazardous Materials, including investigation, assessment, testing, monitoring, containment, removal, remediation and cleanup of any such Release or threatened Release, (d) the management of any Hazardous Materials, including the use, labeling, processing, disposal, storage, treatment, transport, or recycling of any Hazardous Materials or (e) the presence of Hazardous Materials in any building, physical structure, product or fixture.

          (iv)  "Hazardous Materials" means any pollutant, contaminant, constituent, chemical, raw material, product or by-product, petroleum or any fraction thereof, polychlorinated biphenyls, insecticide, fungicide, rodenticide, pesticide, any hazardous, industrial or solid waste, and any toxic, radioactive, infectious or hazardous substance, material, or agent, including all substances, materials or wastes which are identified by or subject to regulation or may give rise to liability under any Environmental Law.

          (v)   "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor Environment, or into or out of any property, including movement through air, soil, surface water, groundwater or property.

        SECTION 3.15    Intellectual Property.

        (a)   Set forth on Section 3.15(a) of the Disclosure Letter are all material (i) patents and patent applications, (ii) trademark and service mark registrations and applications for registration thereof, (iii) copyright registrations and applications for registration thereof, and (iv) internet domain name registrations, in each case that are owned by the Company or any of its Subsidiaries. With respect to each item of Intellectual Property Rights required to be listed on Section 3.15(a) of the Disclosure Letter, except as set forth on Section 3.15(a) of the Disclosure Letter, (i) the Company or one of its Subsidiaries is the sole owner and possesses all right, title, and interest in and to the item, free and clear of any Liens (other than Permitted Liens); (ii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of the Company, is threatened that challenges the validity, enforceability, registration, use or ownership of the item; (iii) each item is duly registered or filed with the appropriate governmental authority where such Intellectual Property Rights are used; and (iv) such registrations and applications remain valid and enforceable. As used herein, "Intellectual Property Rights" means all domestic and foreign intellectual property and proprietary rights, including all (i) inventions (whether or not patentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, (ii) trademarks, service marks, trade names, domain names, trade dress, logos, corporate names and brand names (whether or not registered and any applications for registration), (iii) copyrights, designs and software (whether or not registered and any applications for registration), and (iv) trade secrets and know-how ("Proprietary Information").

        (b)   The Company and its Subsidiaries own or are validly licensed to use all Intellectual Property Rights used in the business of the Company or any Subsidiary of the Company, other than such Intellectual Property Rights that are not material to the business of the Company or any of its Subsidiaries (the "Company Intellectual Property").

        (c)   Except as set forth in Section 3.15(c) of the Disclosure Letter, and except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect (i) neither the Company nor any Subsidiary of the Company has received written notice alleging that the conduct of its business, including the use of any Intellectual Property Rights by the Company, any Subsidiary of the Company or any of their respective licensees, infringes, misappropriates, dilutes or otherwise violates the Intellectual Property Rights of any Person in any respect, and (ii) to the knowledge of the Company, no third party has infringed, misappropriated, diluted or otherwise violated in any material respect any Company Intellectual Property owned by or exclusively licensed to the Company or any of its Subsidiaries, and (iv) no claims for any of the foregoing have been brought against any Person by the Company or any of its Subsidiaries.

        (d)   Set forth on Section 3.15(d) of the Disclosure Letter are all Intellectual Property Rights of any third party that the Company or any of its Subsidiaries uses pursuant to license, sublicense, agreement or permission that are material to the business of the Company or any of its Subsidiaries, other than "shrink wrap," "click wrap," and "off the shelf" software and other software commercially available on reasonable terms to the public generally. With respect to each of the Intellectual Property Rights required to be identified on Section 3.15(d) of the Disclosure Letter: (i) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect; (ii) neither the Company nor any of its Subsidiaries is in breach or default of such license, sublicense, agreement or permission; nor would the execution of this Agreement constitute any such breach or default.

        (e)   Neither the Company nor any Subsidiary has disclosed any Proprietary Information to any third party other than pursuant to a valid and enforceable written confidentiality agreement or in accordance with the Company or its Subsidiaries' reasonable business judgment.

        SECTION 3.16    Properties.

        (a)   Section 3.16(a) of the Disclosure Letter sets forth a true and complete list of all real property owned by the Company and its Subsidiaries (individually, an "Owned Real Property"), including whether any Owned Real Properties are currently on the market for sale. The Company or a Subsidiary of the Company has good and valid fee simple title to each Owned Real Property, in each case free and clear of all Liens and defects in title, except for Permitted Liens. The Owned Real Properties are not subject to any leases or tenancies of any kind. Each Owned Real Property is not subject to any rights of purchase, offer or first refusal that are not recorded.

        (b)   Section 3.16(b) of the Disclosure Letter sets forth a true, correct and complete list of all leases, subleases and other agreements under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property that has annual rent obligations in excess of $100,000 (the "Real Property Leases"). The Company has heretofore made available to Parent true, correct and complete copies of all Real Property Leases (including all modifications, amendments, supplements, waivers and side letters thereto). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Real Property Lease is valid, binding and in full force and effect and all rent and other sums and charges payable by the Company or any of its Subsidiaries as tenants thereunder are current and (ii) no termination event or condition or uncured default of a material nature on the part of the Company or, if applicable, any of its Subsidiaries or, to the knowledge of the Company, the landlord thereunder exists under any Real Property Lease. The Company and each of its Subsidiaries has a good and valid leasehold interest in each parcel of real property leased by it ("Leased Real Property") free and clear of all Liens, except for Permitted Liens.

        (c)   Neither the Company nor any of its Subsidiaries has received notice of any pending, and to the knowledge of the Company there is no threatened, condemnation or similar proceeding with respect to any Owned Real Property, or with respect to any Leased Real Property that would reasonably be expected to materially impair or materially interfere with the continued use and operation of Leased Real Property in the business of the Company and its Subsidiaries as currently conducted.

        (d)   With respect to assets and properties other than Owned Real Property or Leased Real Property, the Company and its Subsidiaries have good and valid title to their owned assets and properties, or in the case of assets and properties they lease, license, or have other rights in, good and valid rights by lease, license or other agreement to use, all other assets and properties (in each case, tangible and intangible) necessary and desirable to permit the Company and its Subsidiaries to conduct their respective businesses as currently conducted.

        SECTION 3.17    Specified Contracts.

        (a)   Section 3.17(a) of the Disclosure Letter lists, and the Company has made available to Parent, true, correct and complete copies of, all written (and true, correct and complete summaries of all oral) contracts, agreements, commitments, arrangements, leases (including with respect to personal property)

and other instruments to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties or assets is bound that:

          (i)    would be required to be filed by the Company as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

          (ii)   contain covenants that limit the ability of the Company or any of its Subsidiaries (or which, following the consummation of the Merger, could restrict the ability of Parent, the Surviving Corporation or any of their Affiliates) to compete in any business or with any Person or in any geographic area, or to sell, supply or distribute any service or product;

          (iii)  are joint venture, partnership, limited liability or other similar agreements or arrangements relating to the formation, creation, operation, management or control of any partnership or joint venture;

          (iv)  relate to any indebtedness for borrowed money or any obligations evidenced by bonds, debentures, notes or other similar instruments, in each case in which more than $10 million is outstanding or may be incurred;

          (v)   were entered into after December 31, 2005 or are not yet consummated involving the acquisition or disposition, directly or indirectly (by merger or otherwise), of a business or capital stock or other equity interests of another Person for aggregate consideration under such contract in excess of $100,000;

          (vi)  relate to any acquisition or disposition of a business or capital stock or other equity interests pursuant to which the Company or any of its Subsidiaries has continuing indemnification, "earn-out" or other contingent payment obligations, in each case that could result in payments in excess of $100,000;

          (vii) are material supply or customer contracts and that are not terminable by the Company or its Subsidiaries on less than 60 days notice without penalty or payment;

          (viii)  by their terms call for aggregate payment or receipt by the Company and its Subsidiaries under such contract of more than $100,000 over the remaining term of such contract;

          (ix)  relate to any acquisition or disposition pursuant to which the Company or any of its Subsidiaries has continuing indemnification, "earn-out" or other contingent payment obligations, in each case that could result in payments in excess of $100,000;

          (x)   obligate the Company or any of its Subsidiaries to provide indemnification or a guarantee in excess of $100,000;

          (xi)  obligate the Company to make any capital commitment or expenditure (including pursuant to any joint venture) in excess of $100,000;

          (xii) whereby any of the benefits under such contract to any party thereto will be materially increased, or the vesting of the benefits of any party thereto will be accelerated, by the occurrence of the Merger or any of the transactions contemplated by this Agreement or the value of any material benefits to any party thereto will be calculated on the basis of the Merger or any of the transactions contemplated by this Agreement;

          (xiii)  is a contract that grants any right of first refusal or right of first offer or similar right or that limits or purports to limit the ability of the Company or any of its Subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or businesses;

          (xiv) is a voting agreement or registration rights agreement;

          (xv) is a management service, consulting, financial advisory or other similar type contract and each contract with any investment or commercial bank; or

          (xvi) is a contract involving a standstill or similar agreement.

Each contract of the type described in clauses (i) through (x) is referred to herein as a "Specified Contract."

        (b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Specified Contract is valid and binding on the Company and any Subsidiary of the Company that is a party thereto and, to the knowledge of the Company, each other party thereto and is in full force and effect and enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles, and the Company and its Subsidiaries have performed and complied with all obligations required to be performed or complied with by them under each Specified Contract. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no default under any Specified Contract by the Company or any of its Subsidiaries or, to the knowledge of the Company, by any other party, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or any of its Subsidiaries, or to the knowledge of the Company, by any other party. Neither the Company nor any of its Subsidiaries has received written notice of breach or termination (or proposed breach or termination) of any Specified Contract.

        SECTION 3.18    Insurance.

        Section 3.18 of the Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list of all material insurance policies currently in force issued in favor of the Company or any of the Subsidiaries, or pursuant to which the Company or any of the Subsidiaries is a named insured or otherwise a beneficiary. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) all material insurance policies are in full force and effect, except for any expiration thereof in accordance with the terms thereof, and all premiums due thereon have been paid, (ii) neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time or both, would constitute such a breach or default, or permit termination or modification of, any material insurance policies, and (iii) to the knowledge of the Company, no insurer on any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation, and no notice of cancellation or termination has been received with respect to any such policy, other than in connection with ordinary renewals.

        SECTION 3.19    Rights Agreement.    The Company has taken all action, if any, necessary or appropriate so that the execution of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in the ability of any Person to exercise any Rights under the Rights Agreement or enable or require any Rights to separate from the Shares to which they are attached or to be triggered or become exercisable. As of the date of this Agreement, no "Distribution Date" or "Stock Acquisition Date" (as such terms are defined in the Rights Agreement) has occurred.

        SECTION 3.20    Opinion.    Prior to the execution of this Agreement, the Company Financial Advisor has delivered to the Board of Directors of the Company its written opinion to the effect that, as of the date thereof and based upon and subject to the matters set forth therein, the Merger Consideration is fair to the shareholders of the Company from a financial point of view. A true, correct and complete copy of the opinion has been delivered to Parent. The Company has obtained the authorization of the Company Financial Advisor to include a copy of its opinion in the Proxy Statement.

        SECTION 3.21    Required Vote of Company Shareholders.    The only vote of the holders of outstanding securities of the Company required by the Articles of Incorporation of the Company, Bylaws of the Company, Law or otherwise to complete the Merger is the affirmative vote of the holders of not less than two-thirds of the outstanding Shares entitled to vote thereon, voting together as a single class. The vote required by the previous sentence is referred to as the "Requisite Shareholder Vote."

        SECTION 3.22    Minute Books.    The Company has made available to Parent correct and complete copies of the minutes of all meetings of the stockholders, the Boards of Directors and each committee of the Boards of Directors of the Company held since September 1, 2007; provided, that the Company shall not be obligated to make available any minutes of meetings related to (a) other bidders in connection with any potential sale of the Company or any of its material assets or otherwise related to deliberations by the Board of Directors of the Company with respect to the consideration of strategic alternatives (including this Merger (except for resolutions approving the Merger)) or (b) matters covered by attorney client privilege, but to the extent that such minutes relate to topics other than those covered by subsections (a) or (b) above, the Company has made available redacted copies thereof. None of this Agreement, any Schedule, Exhibit or certificate delivered pursuant to this Agreement contains any untrue statement of a material fact.

        SECTION 3.23    Interests in Clients, Suppliers, Etc.; Affiliate Transactions.    Except as set forth on Section 3.23 of the Disclosure Letter (i) there are no Contracts, liabilities or obligations between the Company or any of its Subsidiaries, on the one hand, and any other Affiliate of the Company (excluding any wholly-owned Subsidiary of the Company), on the other hand and (ii), to the knowledge of the Company, no officer or director of the Company or any of its Subsidiaries possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any Person which is a client, supplier, customer, lessor, lessee, or competitor or potential competitor of the Company or any of its Subsidiaries. Ownership of securities of a company whose securities are registered under the Securities Exchange Act of 1934, as amended, of 1% or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 3.23.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

        SECTION 4.01    Organization and Qualification.    Each of Parent and Merger Sub is a duly organized and validly existing corporation in good standing under the Laws of the jurisdiction of its incorporation. All of the issued and outstanding capital stock of Merger Sub is owned directly or indirectly by Parent.

        SECTION 4.02    Authority for this Agreement.    Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate proceedings on the part of Parent and Merger Sub. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding agreement of each of Parent and Merger Sub enforceable against each of Parent and Merger Sub in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        SECTION 4.03    Proxy Statement.    None of the information supplied in writing by Parent, Merger Sub or any Affiliate of Parent or Merger Sub expressly for inclusion in the Proxy Statement will, at the time of filing with the SEC, at the time the Proxy Statement is first mailed and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent and Merger Sub make no representation or warranty with respect to any information supplied by the Company that is contained in the Proxy Statement.

        SECTION 4.04    No Violation; Consents and Approvals.

        (a)   Neither the execution and delivery of this Agreement by Parent or Merger Sub nor the consummation of the transactions contemplated hereby by Parent or Merger Sub will (i) violate or conflict with any provision of the respective certificates of incorporation or bylaws or similar governing documents of Parent or Merger Sub, (ii) assuming all consents, approvals, authorizations and permits contemplated by clauses (i) through (iv) of subsection (b) below have been obtained, and all filings and notifications described in such clauses have been made, conflict with or violate any Laws applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected, or (iii) violate or conflict with, or result in a breach of any provision of, or require any consent, waiver or approval or result in a default or give rise to any right of termination, cancellation, modification or acceleration (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under, any of the terms, conditions or provisions of any note, bond, mortgage, lease, license, agreement, contract, indenture or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties or assets may be bound, except in the case of clauses (ii) and (iii), which would not prevent or materially delay the consummation of the transactions contemplated hereby.

        (b)   The execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation of the transactions contemplated hereby by each of Parent and Merger Sub do not and will not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity except (i) the filing of a premerger notification and report form by the Company under the HSR Act, and the filing with respect to and receipt, termination or expiration, as applicable, of such other approvals or waiting periods as may be required under any other applicable competition, merger control, antitrust or similar Law, (ii) compliance with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, (iii) the filing of the Articles of Merger with the Missouri Secretary as required by the Corporation Law and (iv) any such consent, approval, authorization, permit, filing or notification the failure of which to make or obtain would not prevent or materially delay the consummation of the transactions contemplated hereby.

        SECTION 4.05    Operations of Merger Sub.    Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and, prior to the Effective Time, will have engaged in no other business activities and will have incurred no liabilities or obligations other than as contemplated herein (including pursuant to the Financing Commitments).

        SECTION 4.06    Financing.    Parent has delivered to the Company true and complete copies of (i) the commitment letter, dated as of May 20, 2008, among Parent and Regions Bank and Regions Business Capital Corporation (the "Senior Debt Financing Commitment"), pursuant to which Regions Bank has agreed to lend the amounts set forth therein (the "Senior Debt Financing") for the purpose of funding the transactions contemplated by this Agreement, (ii) the commitment letter, dated as of May 20, 2008, among Parent and Apollo Investment Corporation (the "Mezzanine Debt Financing Commitment" and, together with the Senior Debt Financing Commitment, the "Debt Financing Commitments"), pursuant to which Apollo Investment Corporation has agreed to lend the amounts set forth therein (the "Mezzanine Debt Financing" and, together with the Senior Debt Financing, the "Debt Financing") for the purpose of funding the transactions contemplated by this Agreement, and (iii) the equity commitment letter, dated as of May 22, 2008, between Parent and Lehman Brothers Merchant Banking Partners IV L.P. (the "Investor") (the "Equity Financing Commitment" and together with the Debt Financing Commitments, the "Financing Commitments"), pursuant to which the Investor has committed to invest the amount set forth therein (the "Equity Financing" and together with the Debt Financing, the "Financing"). As of the date of this Agreement, the Financing Commitments have not been amended or modified and the commitments contained in the Financing Commitments have not been withdrawn or rescinded in any respect. As of the date hereof, the Financing Commitments in the forms delivered to the Company, are in full force and effect and each of them is a legal, valid and binding obligation of the Parent and Merger Sub, as the case may be, subject to the respective terms and conditions contained therein and, to the knowledge of the Parent and Merger Sub, the other parties thereto. As of the date of this Agreement, there are no conditions precedent or other contingencies, side agreements or other agreements or understandings related to the funding of the full amount of the Financing or the terms thereof, other than as set forth in the Financing Commitments and any fee letters and other documents (including any side letters) executed in connection with such Financing Commitments, in each case in the forms delivered to the Company; provided that (i) amounts set forth in the fee letters associated with the Debt Financing Commitments and (ii) any item in any side letter dealing solely with post-Closing matters have been redacted. As of the date of this Agreement, neither the Parent nor Merger Sub has any reason to believe that they will be unable to satisfy on a timely basis any term or condition to be satisfied by it contained in any of the Financing Commitments.

        SECTION 4.07    Brokers.    No agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action, agreement or commitment of Parent or any of its Affiliates, to any broker's, finder's, financial advisor's or other similar fee or commission in connection with any of the transactions contemplated by this Agreement.

        SECTION 4.08    Ownership of Shares.    None of Parent, any of its Subsidiaries or any of their respective controlled Affiliates beneficially owns any Shares.

ARTICLE V

COVENANTS

        SECTION 5.01    Conduct of Business of the Company.    Except as expressly required by Law, as otherwise contemplated by this Agreement or as set forth in Section 5.01 of the Disclosure Letter, without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed), during the period from the date of this Agreement to the Effective Time the Company will conduct and will cause each of its Subsidiaries to conduct its operations in all material respects according to its ordinary and usual course of business in a manner consistent with past practice, and the Company will use and will cause each of its Subsidiaries to use commercially reasonable efforts (i) to preserve intact its business organization, (ii) to keep available the services of its current officers and employees, (iii) to maintain satisfactory relationships with those Persons having business relationships with the Company or any of its Subsidiaries and (iv) to comply in all material respects with all applicable Laws. Without limiting the generality of the foregoing and except as expressly required by Law, as otherwise contemplated by this Agreement or as set forth in Section 5.01 of the Disclosure Letter, during the period specified in the preceding sentence, without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed), the Company will not and will not permit any of its Subsidiaries to:

          (a)   issue, sell, grant options or rights to purchase, pledge, or authorize or propose the issuance, sale, grant of options or rights to purchase or pledge of, any Company Securities or Subsidiary Securities, other than the issuance of Shares pursuant to the exercise of Options, in each case that are outstanding as of the date of this Agreement and in accordance with the existing terms of such Options, and other than as required to comply with any grants or awards as in effect on the date of this Agreement under any Plan;

          (b)   acquire or redeem, directly or indirectly, any Company Securities or Subsidiary Securities, other than (A) the acquisition by the Company of Shares in connection with the surrender of Shares by holders of Options in order to pay the exercise price of the Options, (B) the withholding of Shares to satisfy tax obligations with respect to awards granted pursuant to the Plans, and (C) the acquisition by the Company of awards under Plans in connection with the forfeiture of such awards;

          (c)   split, combine or reclassify its capital stock or declare, set aside, make or pay any dividend or distribution (whether in cash, stock or property) on any shares of its capital stock, voting securities or other ownership interests (other than regular quarterly cash dividends not in excess of $0.11 per share declared and paid by the Company and cash dividends paid to the Company or one of its wholly owned Subsidiaries by a wholly owned Subsidiary of the Company with regard to its capital stock);

          (d)   merge or consolidate with, or purchase an equity interest in or a substantial portion of the assets of, any Person or any division or business thereof, other than any such action solely between or among the Company and its Subsidiaries, or adopt a plan of liquidation, dissolution, recapitalization or reorganization of the Company;

          (e)   (i) incur, create, assume or otherwise become liable for any indebtedness other than indebtedness incurred, assumed or otherwise entered into in the ordinary course of business consistent with past practice (including any borrowings under the Company's existing revolving credit facility or any letters of credit), (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except wholly owned Subsidiaries of the Company, or (iii) mortgage, pledge or otherwise agree to encumber any of its assets (tangible or intangible) other than in the ordinary course of business consistent with past practice;

          (f)    make any loans, advances or capital contributions to, or investments in, any other Person (other than wholly owned Subsidiaries of the Company);

          (g)   change any of the accounting methods, principles or practices used by it, except as required by Law or GAAP (or any interpretation thereof);

          (h)   make or change any material Tax election, amend any material Tax Return, settle or compromise any material Tax liability, adopt or change any accounting method in respect of Taxes, forego any material Tax refund or enter into any closing agreement with any Taxing Authority;

          (i)    propose or adopt any amendments to its Articles of Incorporation or Bylaws or other similar governing documents;

          (j)    except as required pursuant to the terms of any Plan or other written agreement in effect on the date of this Agreement and except as expressly permitted by this Agreement, (i) enter into any new, or amend, terminate or renew any existing, employment, severance, consulting or salary continuation agreements with or for the benefit of any officers, directors or employees, or grant any increases in the compensation, perquisites or benefits to officers, directors, employees and consultants (other than new hire employees who are not officers or directors, and normal increases in annual salary to Persons who are not officers or directors in the ordinary course of business consistent with past practice and that, in the aggregate, do not result in a material increase in benefits or compensation expense of the Company); (ii) accelerate the vesting or payment of the compensation payable or the benefits provided or to become payable or provided to any of its current or former directors, officers, employees, consultants or service providers, or otherwise pay any amounts not due such individual, including, without limitation, with respect to severance; or (iii) adopt, amend or terminate any Plan (including any employment, severance, consulting or other individual agreement) or adopt or enter into any other employee benefit plan or arrangement that would be considered a Plan if it were in existence on the date of this Agreement;

          (k)   (i) make or agree to make any capital expenditure or expenditures, or enter into any agreements or arrangements providing for capital expenditures, in each case other than those set forth on Section 5.01(k) of the Disclosure Letter or in connection with the repair or replacement of facilities destroyed or damaged due to casualty or accident (whether or not covered by insurance) or (ii) enter into any new line of business outside of its existing business segments;

          (l)    enter into or agree to any material amendment to any collective bargaining or other labor agreement;

          (m)  renew or enter into any non-compete, exclusivity, non-solicitation or similar agreement that would restrict or limit, in any material respect, the operations of the Company and its Subsidiaries (or Parent or any of its Affiliates after the consummation of the Merger);

          (n)   license, sell, transfer or otherwise dispose of, in whole or in part, any Company Intellectual Property, other than in the ordinary course of business consistent with past practice;

          (o)   compromise, settle or agree to settle any suit, action, claim, proceeding or investigation (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby) other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of monetary damages not in excess of $100,000 individually, in any case without the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of its Subsidiaries;

          (p)   convene any regular or special meeting (or any adjournment thereof) of the shareholders of the Company other than the Special Meeting;

          (q)   enter into any agreement, understanding or arrangement with respect to the voting or registration of the Company Securities or the Subsidiary Securities;

          (r)   enter into, materially amend or terminate (other than terminations in accordance with its terms) any transaction or agreement with any director or executive officer of the Company (except in accordance with terms of any existing employment agreement or Plan); or

          (s)   authorize, commit or agree to take any of the foregoing actions.

        SECTION 5.02    Solicitation.

        (a)   From the date hereof until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VII, the Company shall not, and shall cause its Subsidiaries and its and their Representatives not to, directly or indirectly: (i) initiate, solicit or encourage (including by way of providing non-public information or access to properties, assets, employees or Representatives) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any Acquisition Proposal or engage in any discussions or negotiations with respect thereto or otherwise cooperate with or assist or participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or (ii) make a Change of Board Recommendation (as defined below) or approve, endorse, authorize or recommend, or publicly propose to approve, endorse, authorize or recommend, an Acquisition Proposal or enter into any merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar agreement, arrangement or understanding relating to an Acquisition Proposal or requiring the Company to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder. The Company shall immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any Persons conducted heretofore by the Company, its Subsidiaries or any of its or their Representatives with respect to any Acquisition Proposal and shall, within two days of the date of this Agreement, request to be returned or destroyed in accordance with the terms of the agreements pursuant to which such information was provided all confidential information provided by or on behalf of the Company or any of its Subsidiaries to such Person.

        (b)   Notwithstanding anything to the contrary contained in Section 5.02(a), if at any time following the date of this Agreement and prior to obtaining the Requisite Shareholder Vote, (i) the Company has received a written Acquisition Proposal from a third party that the Board of Directors of the Company believes in good faith to be bona fide, (ii) the Company has not breached this Section 5.02 or Section 5.04, and (iii) the Board of Directors of the Company determines in good faith, after consultation with the Company Financial Advisor, or another nationally recognized financial advisor ("Financial Advisor") and outside counsel (who may be the Company's regularly engaged independent legal counsel), that such Acquisition Proposal constitutes or is reasonably likely to result in a Superior Proposal, then the Company may (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal and (B) participate in discussions or negotiations with the Person making such Acquisition Proposal regarding such Acquisition Proposal; provided that the Company (x) will not, and will not allow its Subsidiaries and its and their Representatives to, disclose any non-public information to such Person without first entering into an Acceptable Confidentiality Agreement and (y) will promptly provide to Parent any non-public information concerning the Company or its Subsidiaries provided to such other Person which was not previously provided to Parent.

        (c)   The Company shall promptly (and in any event within 24 hours) notify Parent in the event that the Company, its Subsidiaries or its or their Representatives receives (i) any Acquisition Proposal or indication by any Person that it is considering making an Acquisition Proposal, (ii) any request for non-public information relating to the Company or any of its Subsidiaries other than requests for information in the ordinary course of business and unrelated to an Acquisition Proposal or (iii) any inquiry or request for discussions or negotiations regarding any Acquisition Proposal. The Company shall notify Parent promptly (and in any event within 24 hours) with the identity of such person and provide a copy of such Acquisition Proposal, indication, inquiry or request (or, where no such copy is available, a description of such Acquisition Proposal, indication, inquiry or request), including any modifications thereto. The Company shall keep Parent reasonably informed on a prompt basis of any material developments with respect to any such Acquisition Proposal and the discussions and negotiations related thereto (including any material changes thereto).

        (d)   The Company will not terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it is a party and shall enforce, to the fullest extent permitted under applicable Law, the provisions of any such agreement, including, but not limited to, by obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court having jurisdiction.

        (e)   Notwithstanding anything in this Agreement to the contrary, subject to compliance with this Section 5.02, if the Company receives an Acquisition Proposal which the Board of Directors of the Company concludes in good faith, after consultation with outside counsel and its Financial Advisor, constitutes a Superior Proposal, the Board of Directors of the Company may at any time prior to obtaining the Requisite Shareholder Vote, (i) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation (a "Change of Board Recommendation") and/or (ii) terminate this Agreement solely to enter into a definitive agreement with respect to such Superior Proposal; provided, however, that the Company may take the actions pursuant to the foregoing clauses (i) or (ii) only if (A) in advance of or concurrently with such Change of Board Recommendation or termination the Company pays the Termination Fee and otherwise complies with the provisions Section 7.01(h) and Section 7.03 (b)(ii); (B) the Company notifies Parent, in writing and at least five Business Days prior to such Change of Board Recommendation or termination (the "Notice Period"), promptly of its intention to effect a Change of Board Recommendation or terminate this Agreement and to enter into a binding written agreement concerning a Superior Proposal, attaching the most current version of all relevant proposed transaction agreements and other material documents (and a description of all material terms and conditions thereof (including the identity of the party making such Superior Proposal)); (C) the Company causes its financial and legal advisors to, during the Notice Period, negotiate with Parent in good faith (to the extent Parent desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal; and (D) Parent does not make, within five business days of receipt of such written notification, an offer that the Company Board determines in good faith (after having received the advice of its financial advisor and outside legal counsel) is at least as favorable from a financial point of view to the shareholders of the Company as such Superior Proposal.

        (f)    Nothing contained in this Section 5.02 shall prohibit the Board of Directors of the Company from disclosing to the shareholders of the Company a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act; provided, however, that any disclosure other than a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act or an express reaffirmation of its recommendation to its shareholders in favor of the Merger shall be deemed to be a Change in Board Recommendation (including for purposes of Section 7.01(g)(i)).

        (g)   The Company shall not take any action to exempt any Person (other than Parent, Merger Sub and their respective Affiliates) from the restrictions of Section 351.407 or Section 351.459 of the Corporation Law (or any similar provisions of any other Law) or otherwise cause such restrictions not to apply unless such actions are taken simultaneously with a termination of this Agreement pursuant to Section 7.01(h).

        (h)   For purposes of this Agreement, (i) "Acquisition Proposal" means any offer or proposal, or any indication of interest in making an offer or proposal, made by a Person or group at any time relating to (A) any direct or indirect acquisition or purchase, in a single transaction or a series of transactions, of (1) 20% or more of the consolidated assets (including capital stock of the Subsidiaries of the Company) of the Company and its Subsidiaries or (2) 20% or more of any equity securities of the Company or of any Subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenue, net income or assets as applicable, of the Company, (B) any tender offer or exchange offer that, if consummated, would result in any Person or group owning, directly or indirectly, 20% or more of any equity securities of the Company or of any Subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenue, net income or assets as applicable, of the Company or (C) any merger, consolidation, business combination, recapitalization, liquidation, dissolution, share exchange or similar transaction involving the Company or of any Subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenue, net income or assets as applicable, of the Company, other than, in each case, the transactions contemplated by this Agreement, and (ii) "Superior Proposal" means any bona fide Acquisition Proposal (except the references therein to "20%" shall be replaced by "50%") made in writing, which was not obtained in violation of this Section 5.02, that the Board of Directors of the Company has determined in its good faith judgment (after receiving the advice of its Financial Advisor and outside counsel and after taking into account all the terms and conditions of the contemplated transaction and the likelihood of consummating the transactions contemplated thereby) and all other relevant factors is more favorable to the Company's shareholders (in their capacity as shareholders) from a financial point of view than the transactions contemplated by this Agreement (taking into account any alterations to this Agreement agreed to in writing by Merger Sub in response thereto in accordance with this Section 5.02).

        SECTION 5.03    Access to Information.

        (a)   Except as prohibited by applicable Law and subject to any work product or attorney client privilege, from and after the date of this Agreement, the Company will (i) give Parent and Merger Sub and their respective Representatives access (during regular business hours upon reasonable notice) to all employees, plants, offices, warehouses and other facilities and to all books, contracts, commitments and records (including Tax Returns) of the Company and its Subsidiaries, and (ii) cause its officers and those of its Subsidiaries to furnish Parent and Merger Sub with such financial and operating data and other information with respect to the business, properties and personnel of the Company and its Subsidiaries as Parent or Merger Sub may reasonably request; provided that such investigation shall not unreasonably interfere with the business or operations of the Company or any Subsidiary.

        (b)   Information obtained by Parent or Merger Sub pursuant to Section 5.03(a) shall be subject to the provisions of the Confidentiality Agreement.

        (c)   No investigation by Parent, Merger Sub or their respective Representatives pursuant to this Section 5.03 shall affect the representations, warranties, covenants or agreements of the Company set forth herein.

        SECTION 5.04    Shareholder Approval.    Except in the event of a Change of Board Recommendation specifically permitted by Section 5.02(e), (i) as promptly as reasonably practicable following the date of this Agreement, the Company shall call, give notice of, convene and hold a meeting of its shareholders (the "Special Meeting") for the purpose of obtaining the Requisite Shareholder Vote in connection with this Agreement and the Merger, (ii) the Proxy Statement shall include the Company Board Recommendation and (iii) the Board of Directors of the Company (and all applicable committees thereof) shall use commercially reasonable efforts to obtain from its shareholders the Requisite Shareholder Vote in favor of the approval of the plan of merger (as such term is used in Section 351.425 of the Corporation Law) contained in this Agreement required to consummate the transactions contemplated by this Agreement.

        SECTION 5.05    Proxy Statement.    As promptly as reasonably practicable after the date of this Agreement, the Company shall prepare and file with the SEC, subject to the prior review and approval of Parent (which approval shall not be unreasonably withheld), a Proxy Statement relating to the Merger. The Company shall use commercially reasonable efforts to cause such Proxy Statement to be filed as soon as reasonably practicable after the date of this Agreement. Each of the Company and Parent shall obtain and furnish the information concerning itself and its Affiliates required to be included in the Proxy Statement. Each of the Company and Parent shall use commercially reasonable efforts to respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Proxy Statement, and the Company shall cause the Proxy Statement to be mailed to the Company's shareholders at the earliest reasonably practicable date. Each party shall promptly notify the other party upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide the other party with copies of all correspondence between it, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement. If, at any time prior to the Special Meeting, any information relating to the Company, Parent, Merger Sub or any of their respective Affiliates, directors or officers should be discovered by the Company or Parent, which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the shareholders of the Company. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement

(or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC or its staff with respect thereto, the party responsible for filing or mailing such document shall provide the other party a reasonable opportunity to review and comment on such document or response and shall include in such document or response comments reasonably proposed by the other party.

        SECTION 5.06    Efforts; Consents and Governmental Approvals.

        (a)   Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement. Without limiting the foregoing, each of the Company, Parent and Merger Sub agrees to use commercially reasonable efforts to (i) obtain all necessary waivers, consents and approvals from other parties to contracts to which the Company is a party, provided, however, that in no event shall the Company or any of its Subsidiaries be required to pay prior to the Effective Time any fee, penalty or other consideration to any Person to obtain any such consent, approval or waiver other than de minimis amounts or amounts that are advanced by Parent, (ii) obtain all consents, approvals and authorizations that are required to be obtained under any applicable Law as promptly as practicable after the date hereof, (iii) prevent the entry, enactment or promulgation of any threatened or pending injunction or order that could materially adversely affect the ability of the parties hereto to consummate the transactions under this Agreement, (iv) lift or rescind any injunction or order that could materially adversely affect the ability of the parties hereto to consummate the transactions under this Agreement, (v) in the event that any action, suit, proceeding or investigation relating hereto or to the transactions contemplated hereby is commenced, whether before or after the date of this Agreement, cooperate to defend vigorously against it and respond thereto and (vi) effect all necessary registrations and filings and submissions of information requested by any Governmental Entities.

        (b)   In furtherance and not in limitation of the foregoing, each party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement as promptly as reasonably practicable after the date hereof and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and use commercially reasonable efforts to take or cause to be taken all other actions necessary, proper or advisable consistent with this Section 5.06 to cause the expiration or termination of the applicable waiting period, or receipt of required authorizations, as applicable, under the HSR Act. Without limiting the foregoing, the parties shall request and shall use their respective commercially reasonable efforts to obtain early termination of the waiting period under the HSR Act.

        SECTION 5.07    Indemnification and Insurance.

        (a)   The Articles of Incorporation and Bylaws of the Surviving Corporation shall contain provisions no less favorable with respect to indemnification and advancement of expenses than those set forth in the Company's Articles of Incorporation and Bylaws, which provisions shall not be amended, repealed or otherwise modified in any material respect for a period of six years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were directors, officers, employees, fiduciaries or agents of the Company, were serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, unless such modification shall be required by Law.

        (b)   Parent and Merger Sub shall purchase by the Effective Time, and the Surviving Corporation shall maintain, tail policies to the current directors' and officers' liability insurance policies maintained on the date of this Agreement by the Company and its Subsidiaries, which tail policies (i) shall not be required to have aggregate annual premiums in excess of 250% of the aggregate annual amount currently paid by the Company to maintain the existing policies (which amount has been disclosed to

Parent), (ii) shall be effective for a period from the Effective Time through and including the date six years after the Closing Date with respect to claims arising from facts or events that existed or occurred prior to or at the Effective Time, (iii) shall contain coverage that is at least as protective as such existing policies (complete and accurate copies of which have been made available to Parent) to the Persons covered thereby and (iv) shall be issued by reputable and financially sound insurers; provided, however, that, if equivalent coverage cannot be obtained or can be obtained only by paying aggregate annual premiums in excess of 250% of such amount, Parent and Merge Sub shall only be required to obtain (and the Surviving Corporation shall only be required to maintain) as much coverage as can be obtained by paying aggregate annual premiums equal to 250% of such amount.

        (c)   In addition to the other rights provided for in this Section 5.07 and not in limitation thereof (but without in any way limiting or modifying the obligations of any insurance carrier contemplated by Section 5.07(b) of this Agreement), for six years from and after the Effective Time, Parent shall, to the fullest extent permitted by the Corporation Law as of the date hereof (assuming the Corporation Law were applicable), indemnify and hold harmless (and release from any liability to the Surviving Corporation or any of their respective subsidiaries) the persons who, at or prior to the Effective Time, were officers or directors of the Company or any Subsidiary or served at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (the "Indemnitees") against all expenses (including reimbursement for reasonable fees and expenses incurred in advance of the final disposition of any action, suit or proceeding), losses, claims, damages, judgments, fines and amounts paid in settlement that are actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether criminal, civil, administrative or investigative, that related to an event, act or omission which occurred prior to the Effective Time by reason of the fact that such person was at or prior to the Effective Time a director or officer of the Company or any of its current or former Subsidiaries or served at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, an "Indemnifiable Claim"). In the event any Indemnifiable Claim is asserted or made within such six-year period, all rights to indemnification, exculpation and advancement of expenses shall continue until such claim is disposed of or all judgments, orders, decrees or other rulings in connection with such claim are fully satisfied.

        (d)   In addition to the other rights provided for in this Section 5.07, and not in limitation thereof, the Surviving Corporation, Parent and the Company agree that all individual indemnity agreements between the Company and any Indemnitees, as in effect on the date hereof, copies of which have been made available to Parent prior to the date hereof, shall survive the Effective Time and continue in full force and effect in accordance with their terms.

        (e)   This Section 5.07 shall survive the consummation of the Merger and is intended to benefit, and shall be enforceable by, each Indemnitee and his or her respective heirs and legal representatives. The rights to indemnification, exculpation and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which an Indemnitee is entitled, whether pursuant to Law, contract or otherwise. Parent will pay or cause to be paid all expenses, including reasonable fees and expenses of legal counsel, that an Indemnitee may incur in enforcing the indemnity, exculpation, advancement of expenses and other obligations provided for in this Section 5.07 (subject to reimbursement if the Indemnitee is subsequently determined not to be entitled to indemnification, exculpation or advancement of expenses under Section 5.07).

        (f)    In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors, assigns and transferees of the Surviving Corporation shall succeed to the obligations set forth in this Section 5.07.

        (g)   If a claim is made against any Indemnitee, and if such Indemnitee intends to seek indemnity with respect thereto under this Section 5.07, such Indemnitee shall promptly notify the Surviving Corporation of such claim; provided that the failure to so notify shall not relieve the Surviving Corporation of its obligations hereunder, except to the extent that the Surviving Corporation is actually and materially prejudiced thereby. The Surviving Corporation shall have thirty days after receipt of such notice to assume the conduct and control, through counsel reasonably acceptable to the Indemnitee at the expense of the Surviving Corporation, of the settlement or defense thereof and the Indemnitee shall cooperate with it in connection therewith. Any Indemnitee shall have the right to employ separate counsel in any such action or claim and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Surviving Corporation unless (x) the Surviving Corporation shall have failed, within a reasonable time after having been notified by the Indemnitee of the existence of such claim as provided in the preceding sentence, to assume the defense of such claim, (y) the employment of such counsel has been specifically authorized in writing by the Surviving Corporation or (z) the named parties to any such action (including any impleaded parties) include both such Indemnitee and the Surviving Corporation and such Indemnitee shall have been advised in writing by such counsel that there may be one or more legal defenses available to the Indemnitee which are not available to the Surviving Corporation, or available to the Surviving Corporation the assertion of which would be adverse to the interests of the Indemnitee. So long as the Surviving Corporation is reasonably contesting any such claim in good faith, the Indemnitee shall not pay or settle any such claim. Notwithstanding the foregoing, the Indemnitee shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnity therefor by the Surviving Corporation for such claim unless the Surviving Corporation shall have consented to such payment or settlement. If the Surviving Corporation does not notify the Indemnitee within thirty days after the receipt of the Indemnitee's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnitee shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement. The Surviving Corporation shall not, except with the consent of the Indemnitee, enter into any settlement that is not entirely indemnifiable by the Surviving Corporation pursuant to this Section 5.07 and does not include as an unconditional term thereof the giving by the Person or Persons asserting such claim to all Indemnitees of an unconditional release from all liability with respect to such claim or consent to entry of any judgment. The Surviving Corporation and the Indemnitee shall cooperate with each other in all reasonable respects in connection with the defense of any claim.

        SECTION 5.08    Employee Matters.

        (a)   Prior to the Effective Time, except as set forth below, the Company will, and will cause its Subsidiaries to, and from and after the Effective Time, Parent will, and will cause the Surviving Corporation to, honor, in accordance with their terms, all existing employment and severance agreements specified in Section 5.08(a) of the Disclosure Letter between the Company or any of its Subsidiaries and any officer, director or employee of the Company or any of its Subsidiaries.

        (b)   Parent shall cause the Surviving Corporation and each of its Subsidiaries, for the period commencing at the Effective Time and ending on the first anniversary thereof, to maintain for the individuals employed by the Company at the Effective Time other than those individuals covered by a collective bargaining agreement (the "Current Employees") (other than Current Employees who have entered into or will enter into an individual employment agreement with the Company or any of its Subsidiaries) compensation and benefits provided under Plans that are substantially similar in the aggregate to the compensation and benefits maintained for and provided per capita to Current Employees as a group immediately prior to the Effective Time (excluding, for this purpose, equity-based compensation); provided, however, subject to the foregoing, that nothing herein shall interfere with the Surviving Corporation's right to amend or terminate any employee benefit or compensation plan, program or arrangement.

        (c)   Parent will, and will cause the Surviving Corporation to, cause service rendered by Current Employees of the Company and its Subsidiaries prior to the Effective Time to be taken into account (without duplication) for vesting and eligibility and benefit accrual purposes (but not the extent such service would result in duplicative benefits or with respect to any defined benefit pension plans) under employee benefit plans of Parent, the Surviving Corporation and its Subsidiaries, to the same extent as such service was taken into account under the corresponding Plans of the Company and its Subsidiaries for those purposes; provided that such credit does not require any credit or benefit to any other employee in order to cause any plan to comply with Law or to be eligible for any intended favorable tax treatment. Current Employees will not be subject to any pre-existing condition limitation under any health plan of Parent, the Surviving Corporation or its Subsidiaries (other than to the extent such pre-existing condition limitation limited their participation in the Company's or its Subsidiaries' health plan prior to the Effective Time.) In the year in which the Effective Time occurs, Parent will, and will cause the Surviving Corporation and its Subsidiaries, to give such Current Employees credit under such plans for co-payments made and deductibles satisfied for such year prior to the Effective Time.

        (d)   Any written communications or material oral communications to the directors, officers or employees of the Company or any of its Subsidiaries, pertaining to compensation or benefit matters that are affected by the transactions contemplated by this Agreement, shall be subject to the prior written approval of Parent (not to be unreasonably withheld or delayed).

        (e)   Prior to the Effective Time, if requested by Parent in writing not fewer than five calendar days prior to the Effective Time, Company shall (i) cause to be amended the employee benefit plans and arrangements of it and its Subsidiaries to the extent necessary to provide that no employees of Company and its Subsidiaries shall commence participation therein following the Effective Time and/or (ii) cause to be terminated any or all tax-qualified employee benefit plan(s) effective immediately prior to the Effective Time. Notwithstanding the foregoing, nothing in this Agreement, express or implied, shall: (i) confer upon any employee of Company or any Subsidiary, or any representative of any such employee, any rights or remedies, including any right to employment or continued employment for any period or terms of employment, for any nature whatsoever, or (ii) be interpreted to prevent or restrict Parent or its Affiliates from modifying or terminating the employment or terms of employment of any employee of Company or any Subsidiary, including the amendment or termination of any employee benefit or compensation plan, program or arrangement, after the Effective Time.

        SECTION 5.09    Notification of Certain Matters.    The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of the occurrence or non-occurrence of any event which is likely (a) to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect if made as of any time at or prior to the Effective Time or (b) to result in any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.09 shall not limit or otherwise affect the remedies available hereunder to any of the parties receiving such notice; provided, further, however, that a failure to comply with this Section 5.09 will not constitute the failure of any condition set forth in Article VI to be satisfied unless the underlying event would independently result in the failure of a condition set forth in Article VI to be satisfied.

        SECTION 5.10    Press Releases.    Each of the Company, Parent and Merger Sub agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld or delayed) except as such release or announcement may be required by Law or the rules or regulations of any applicable United States securities exchange or regulatory or governmental body to which the relevant party is subject or submits, wherever situated, in which case the party required to make the release or announcement shall use commercially reasonable efforts to allow each other party reasonable time to comment on such release or announcement in advance of such issuance. The Company, Parent and Merger Sub agree that the press release announcing the execution and delivery of this Agreement shall be a joint release of, and shall not be issued prior to the approval of each of, the Company and Parent.

        SECTION 5.11    Rule 16b-3.    Prior to the Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        SECTION 5.12    No Other Representations or Warranties.

        (a)   Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties contained in Article III and any certificate delivered at Closing regarding the representations and warranties contained in Article III, neither the Company nor any Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Parent or Merger Sub in connection with the transactions contemplated by this Agreement.

        (b)   The Company acknowledges and agrees that, except for the representations and warranties contained in Article IV and any certificate delivered at Closing regarding the representations and warranties contained in Article IV, none of Parent, Merger Sub or any Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty with respect to Parent or Merger Sub or with respect to any other information provided to the Company in connection with the transactions contemplated by this Agreement.

        SECTION 5.13    Obligations of Merger Sub.    Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement. Parent unconditionally guarantees the full and complete performance by Merger Sub or the Surviving Corporation, as applicable, of its respective obligations under this Agreement and shall be jointly and severally liable with Merger Sub for any breach of any covenant or obligation of Merger Sub or the Surviving Corporation, as applicable, under this Agreement.

        SECTION 5.14    Financing.

        (a)   Parent shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things, in each case, within its control, necessary, proper or advisable to arrange the Financing on the terms and conditions described in the Financing Commitments (provided that Parent and Merger Sub may, after consultation with the Company, replace or amend the Debt Financing Commitments to add lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed the Debt Financing Commitments as of the date hereof, or otherwise so long as the terms thereof are not less beneficial to Parent and Merger Sub and, with respect to the amount of the Debt Financing and conditionality, the Company, than those in the Debt Financing Commitments as in effect on the date hereof), including using its commercially reasonable efforts to (a) maintain in effect the Financing Commitments, (b) satisfy on a timely basis, to the extent within its control, all terms and conditions applicable to Parent and Merger Sub to obtaining the Financing set forth therein including by consummating the Equity Financing pursuant to the terms of the Equity Financing Commitment and (c) enter into definitive agreements with respect thereto on the terms and conditions contemplated by the Debt Financing Commitments. In the event any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt

Financing Commitments, Parent shall promptly notify the Company and shall use its commercially reasonable efforts to arrange to obtain alternative financing from alternative sources on financial terms no less favorable to Parent than the Debt Financing Commitments and upon other terms and conditions not materially less favorable than in the Debt Financing Commitments in an aggregate amount sufficient to consummate the transactions contemplated hereby promptly following the occurrence of such event. Parent shall deliver to the Company true and complete copies of all agreements pursuant to which any such alternative source shall have committed to provide Parent and Merger Sub with any portion of the Financing.

        (b)   The Company shall use its commercially reasonable effort to cooperate, and to cause its Subsidiaries to cooperate, in connection with the arrangement of the Financing as may be reasonably requested by Parent including by (i) participating in meetings (including lender meetings), presentations, road shows, due diligence and drafting sessions and sessions with rating agencies; (ii) assisting with the preparation of materials for rating agency presentations, bank information memoranda and similar documents required in connection with the Financing; (iii) furnishing Parent and its financing sources financial and other pertinent information regarding the Company and its Subsidiaries as may be reasonably requested by Parent to consummate the Financing; (iv) requesting of the appropriate Person, and using its commercially reasonable efforts to obtain, such consents and legal opinions, as reasonably requested by Parent; (v) taking all actions, subject to or concurrently with the occurrence of the Merger, reasonably requested by Parent to permit consummation of the Financing as contemplated by the Financing Commitments (or the debt commitment letter related to any alternative financing); and (vi) otherwise reasonably cooperating in the Parent's efforts to obtain the Financing (including, without limitation, requesting of the appropriate Persons, and using its commercially reasonable efforts to obtain, customary officer's certificates and other documents and instruments as may reasonably be requested by the Parent or Merger Sub, facilitating the pledge of, and granting of security interests in, the stock and assets of the Company and its Subsidiaries, establishing bank accounts, blocked account agreements and lock box arrangements and executing and delivering deeds and other conveyance instruments to one or more designees of Parent).

ARTICLE VI
CONDITIONS TO CONSUMMATION OF THE MERGER

        SECTION 6.01    Conditions to Each Party's Obligation to Effect the Merger.    The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a)    Shareholder Approval.    This Agreement shall have been duly adopted by the Requisite Shareholder Vote.

          (b)    Antitrust Waiting Period.    Any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

          (c)    No Injunctions or Restraints; Illegality.    No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition prohibiting the consummation of the Merger shall be in effect. No Law shall have been enacted, entered, promulgated or enforced by any Governmental Entity that prohibits or makes illegal consummation of the Merger.

        SECTION 6.02    Conditions to Obligations of Parent and Merger Sub.    The obligation of Parent and Merger Sub to effect the Merger is also subject to the satisfaction, or waiver by Parent, at or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.    The representations and warranties of the Company set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to "materiality," "Material Adverse Effect" and words of similar import set forth therein (other than the representations and warranties contained in Sections 3.02, 3.03, 3.06(b), 3.19 and 3.21, which shall be true and correct in all respects)) as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties (other than the representations and warranties contained in Sections 3.02, 3.03, 3.06(b), 3.19 and 3.21, which shall be true and correct in all respects) to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (b)    Performance of Obligations of the Company.    The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time.

          (c)    Officers Certificate.    Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer certifying as to the matters set forth in Section 6.02(a) and Section 6.02(b).

          (d)    Absence of a Material Adverse Effect.    Since the date of this Agreement, no Material Adverse Effect shall have occurred.

          (e)    Dissenting Shares.    The holders of not more that 10% of the outstanding Shares shall have given notice of their exercise of appraisal rights under Section 351.455 of the Corporation Law.

          (f)    Financing.    The conditions set forth in the Debt Financing Commitments shall have been satisfied or waived.

          (g)   The holders of at least 90% of the outstanding Options shall have consented to the cancellation of such Options in accordance with Section 2.04 of this Agreement.

        SECTION 6.03    Conditions to Obligations of the Company.    The obligation of the Company to effect the Merger is also subject to the satisfaction, or waiver by the Company, at or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties of Parent and Merger Sub set forth in this Agreement (other than the representation and warranty contained in Section 4.06 of this Agreement) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date) and (ii) the representation and warranty of Parent and Merger Sub contained in Section 4.06 of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date).

          (b)    Performance of Obligations of Parent and Merger Sub.    Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Effective Time.

          (c)    Officers Certificate.    The Company shall have received a certificate signed on behalf of Parent by a duly authorized officer certifying as to the matters set forth in Section 6.03(a) and Section 6.03(b).

        SECTION 6.04    Frustration of Closing Conditions.    None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 6.01, 6.02 or 6.03, as the case may be, to be satisfied if such failure was caused by such party's failure to perform any of its obligations under this Agreement, to act in good faith or to use commercially reasonable efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Section 5.06.

ARTICLE VII
TERMINATION; AMENDMENT; WAIVER

        SECTION 7.01    Termination.    This Agreement may be terminated and the Merger may be abandoned at any time (notwithstanding approval thereof by the Requisite Shareholder Vote) prior to the Effective Time (with any termination by Parent also being an effective termination by Merger Sub):

          (a)   by mutual written consent of the Company and Parent;

          (b)   by either the Company or Parent if any court of competent jurisdiction or other Governmental Entity shall have issued an order, injunction, decree or ruling, enacted a Law or taken any other action, restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling, Law or other action shall have become final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 7.01(b) shall have used commercially reasonable efforts to contest, appeal and remove such order, decree, ruling or action in accordance with Section 5.06;

          (c)   by either the Company or Parent, if the Merger shall not have been consummated on or before November 22, 2008 (the "Outside Date") unless the failure of the Closing to occur by such date shall be due to any material breach of this Agreement by the party seeking to terminate this Agreement pursuant to this Section;

          (d)   by either the Company or Parent, if the Special Meeting shall have been convened and a vote with respect to the approval of the plan of merger (as such term is used in Section 351.425 of the Corporation Law) contained in this Agreement shall have been taken thereat and the approval of the plan of merger (as such term is used in Section 351.425 of the Corporation Law) contained in this Agreement by the Requisite Shareholder Vote shall not have been obtained;

          (e)   by the Company, if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Parent or Merger Sub which breach, either individually or in the aggregate, would result in, if occurring or continuing at the Effective Time, the failure of the conditions set forth in Section 6.03(a) or 6.03(b), as the case may be, and which is not cured within the earlier of (i) the Outside Date and (ii) 30 days following written notice to Parent, or which by its nature or timing cannot be cured within such time period; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(e) if the Company is then in material breach of any of its covenants, agreements, representations or warranties contained in this Agreement;

          (f)    by Parent, if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing at the Effective Time, the failure of the conditions set forth in Section 6.02(a) or Section 6.02(b), as the case may be, and which is not cured within the earlier of (i) the Outside Date and (ii) 30 days following written notice to the Company, or which by its nature or timing cannot be cured within such time period; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.01(f) if Parent or Merger Sub is then in material breach of any of its covenants, agreements, representations or warranties contained in this Agreement;

          (g)   by Parent if (i) a Change of Board Recommendation shall have occurred, (ii) the Company enters into a merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar agreement, arrangement or understanding relating to an Acquisition Proposal or requiring the Company to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder or (iii) the Company shall have willfully and materially breached any of its obligations under Section 5.02 or Section 5.04; or

          (h)   by the Company at any time prior to receipt of the Requisite Shareholder Approval, in accordance with and subject to the terms and conditions of Section 5.02(e)(ii); provided that the Company shall simultaneously with such termination enter into a definitive agreement with respect to a Superior Proposal.

The party desiring to terminate this Agreement pursuant to clause (b), (c), (d), (e), (f), (g) or (h) of this Section 7.01 shall give written notice of such termination to the other party in accordance with Section 8.05, specifying the provision or provisions hereof pursuant to which such termination is effected.

          SECTION 7.02    Effect of Termination.    If this Agreement is terminated and the Merger is abandoned pursuant to Section 7.01, this Agreement, except for the provisions of Section 5.03(b), Section 5.10, Section 7.02, Section 7.03, Section 7.04, Section 7.05, Section 7.06 and Article VIII, shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers or shareholders. Notwithstanding the foregoing, no Party shall be relieved or released from any liabilities or damages for any willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

          SECTION 7.03    Fees and Expenses.

        (a)   Whether or not the Merger is consummated, except as otherwise specifically provided herein, all costs and Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such Expenses.

        (b)   Notwithstanding the foregoing;

          (i)    If (A) (1) either Parent or the Company terminates this Agreement pursuant to Section 7.01(c) or (d), and, at any time after the date of this Agreement and prior to the Special Meeting or any adjournment or postponement thereof at which the vote under Section 7.01(d) is taken, an Acquisition Proposal shall have been publicly disclosed or otherwise communicated to senior management or the Board of Directors of the Company, or shall have otherwise become publicly known or otherwise communicated to senior management or the Board of Directors of the Company or (2) Parent terminates this Agreement pursuant to Section 7.01(f) as a result of a willful breach of a representation, warranty or covenant by the Company, and (B) the Company enters into a definitive agreement in respect of an Acquisition Proposal or consummates the transactions contemplated by an Acquisition Proposal within 12 months after this termination, then the Company shall pay to Parent the Termination Fee, by wire transfer of immediately available funds, on the date of entering into or consummating such agreement or transaction in respect of the Acquisition Proposal, as applicable; provided that for purposes of this Section 7.03(b)(i), the term "Acquisition Proposal" shall have the meaning assigned to such term in Section 5.02(h), except that the references to "20%" shall be deemed to be references to 50%.

          (ii)   If Parent terminates this Agreement pursuant to Section 7.01(g) or the Company terminates this Agreement pursuant to Section 7.01(h), then the Company shall pay to Parent either simultaneously with (in the case of termination by the Company) or as promptly as reasonably practicable (and, in any event, within two Business Days) after (in the case of termination by Parent) such termination, the Termination Fee.

          (iii)  If either Parent or the Company terminates this Agreement pursuant to Section 7.01(d), and, at any time after the date of this Agreement and prior to the Special Meeting or any adjournment or postponement thereof at which the vote under Section 7.01(d) is taken, an Acquisition Proposal shall not have been publicly disclosed or otherwise communicated to senior management or the Board of Directors of the Company, or shall not have otherwise become publicly known or otherwise communicated to senior management or the Board of Directors of the Company, then the Company shall pay to Parent within two Business Days following termination of this Agreement, by wire transfer of immediately available funds to an account specified by the Company, a fee (the "Company No Vote Termination Fee") equal to $3,500,000 plus documented, reasonable out-of-pocket expenses incurred by Parent after May 5, 2008 not to exceed $1,000,000.

          (iv)  If the Company terminates this Agreement pursuant to Section 7.01(e) as a result of a willful breach of a representation, warranty or covenant by Parent or Merger Sub, then Parent shall pay to the Company within two Business Days following termination of this Agreement, by wire transfer of immediately available funds to an account specified by the Company, a fee (the "Parent Termination Fee") equal to the Termination Fee; provided, that payment under this Section 7.03(b)(iv) shall only be required if at the time of such termination there is no state of facts or circumstances that would reasonably be expected to cause the conditions in Section 6.01 and Section 6.02 not to be satisfied.

          (v)   If this Agreement is terminated by Parent or the Company pursuant to Section 7.01(c) and the sole reason for the failure to consummate the Merger was the failure by Parent and Merger Sub to receive the amounts under the Financing Commitments, then Parent shall pay to the Company within two Business Days following termination of this Agreement, by wire transfer of immediately available funds to an account specified by the Company, a fee (the "Parent Financing Termination Fee") equal to $3,500,000 plus documented, reasonable out-of-pocket expenses incurred by the Company after May 5, 2008 not to exceed $500,000.

          (vi)  Notwithstanding anything to the contrary in this Agreement, the Company's right to receive payment of the Parent Termination Fee or the Parent Financing Termination Fee pursuant to this Sections 7.03(b)(iv) or (v), respectively, and any amounts under Section 7.03(d) shall be the sole and exclusive remedy available to the Company, its affiliates and its Subsidiaries against Parent, Merger Sub, the Investor and any of their respective former, current, or future general or limited partners, shareholders, managers, members, directors, officers, affiliates, employees, assignees, representatives or agents with respect to this Agreement and the transactions contemplated hereby, including for any loss suffered as a result of the failure of this Agreement to be consummated, under any theory or for any reason, and upon payment of such amount, none of Parent, Merger Sub, the Investor or any of their respective former, current, or future general or limited partners, shareholders, managers, members, directors, officers, affiliates, employees, assignees, representatives or agents shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement.

        (c)   "Termination Fee" means an amount in cash equal to $9,000,000, which Termination Fee shall be paid (when one is due and owing) by the Company to Parent by wire transfer of immediately available funds to the account designated by Parent.

        (d)   Each of the Company, Parent and Merger Sub acknowledges that the agreements contained in this Section 7.03 are an integral part of the transactions contemplated by this Agreement. In the event that the Company shall fail to pay the Termination Fee or Company No Vote Termination Fee when due and, in order to obtain such payment, Parent commences a suit which results in a judgment against the Company for such Termination Fee or Company No Vote Termination Fee, the Company shall reimburse Parent and Merger Sub for all reasonable costs and expenses actually incurred by Parent and Merger Sub (including reasonable expenses of counsel) in connection with such suit, together with interest on the unpaid amount from the date such amount was required to be paid at the prime rate as reported in the Wall Street Journal on the date such amount was required to be paid. In the event that Parent shall fail to pay the Parent Termination Fee or Parent Financing Termination Fee when due and, in order to obtain such payment, Company commences a suit which results in a judgment against the Parent for such Parent Termination Fee or Parent Financing Termination Fee, the Parent shall reimburse the Company for all reasonable costs and expenses actually incurred by the Company (including reasonable expenses of counsel) in connection with such suit, together with interest on the unpaid amount from the date such amount was required to be paid at the prime rate as reported in the Wall Street Journal on the date such amount was required to be paid.

        SECTION 7.04    Non-Recourse.    Any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against Persons that are expressly named as parties hereto, and then only with respect to the specific obligations set forth herein. No former, current or future direct or indirect equity holders, controlling persons, shareholders, directors, officers, employees, agents, Affiliates, members, managers, general or limited partners of the Company, Parent or Merger Sub or any of their respective Affiliates shall have any liability or obligation for any of the representations, warranties, covenants, agreements, obligations or liabilities of the Company, Parent or Merger Sub under this Agreement or of or for any action, suit, arbitration, claim, litigation, investigation, or proceeding based on, in respect of, or by reason of the transactions contemplated hereby (including the breach, termination or failure to consummate such transactions), in each case whether based on contract, tort, strict liability, other Laws or otherwise and whether by piercing the corporate veil, by a claim by or on behalf of a party hereto or another Person or otherwise.

        SECTION 7.05    Amendment.    To the extent permitted by applicable Law, this Agreement may be amended by the Company, Parent and Merger Sub, at any time before or after approval of this Agreement by the shareholders of the Company but, after any such shareholder approval, no amendment shall be made which decreases the Merger Consideration or which adversely affects the rights of the Company's shareholders hereunder without the approval of the shareholders of the Company. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of all of the parties.

        SECTION 7.06    Extension; Waiver; Remedies.

        (a)   At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by any other applicable party or (iii) waive compliance by any party with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

        (b)   The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at Law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        (c)   Except as set forth in Section 7.03(b)(vi), all rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise of any such right, power or remedy by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

ARTICLE VIII
MISCELLANEOUS

        SECTION 8.01    Representations and Warranties.    The representations and warranties made in Article III and Article IV or any instrument delivered pursuant to this Agreement shall not survive beyond the Effective Time. Each covenant or agreement of the parties in this Agreement shall not survive beyond the Effective Time, other than any covenant or agreement that by its terms contemplates performance after the Effective Time, which shall survive until fully performed.

        SECTION 8.02    Entire Agreement; Assignment.    This Agreement, together with the Disclosure Letter and the Confidentiality Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to subject matter hereof. The Agreement shall not be assigned by any party by operation of Law or otherwise without the prior written consent of the other parties.

        SECTION 8.03    Jurisdiction; Venue; Waiver of Trial by Jury.    Each of the parties hereto (a) consents to submit itself to the exclusive jurisdiction of any Missouri state or federal court located in the City of St. Louis in the event any dispute arises out of this Agreement or any transaction contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in Missouri state or federal courts located in the City of St. Louis, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

        SECTION 8.04    Validity; Specific Performance.    (a) Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law; but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction. The parties agree to negotiate in good faith to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

        (b)   The parties hereby acknowledge and agree that the failure of the Company to perform its agreements and covenants hereunder, including its failure to take all actions pursuant thereto as are necessary on its part to the consummation of the Merger and including assisting Parent with regard to arranging and consummating the Debt Financing will cause irreparable injury to Parent and Merger Sub. Unless and until this Agreement has been terminated in accordance with its terms, Parent and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, including the requirements that the Company take all actions pursuant hereto as are necessary on its part to the consummation of the Merger and including assisting Parent with respect to arranging and consummating the Debt Financing, this being in addition to any other remedy to which such party is entitled at law or in equity. Notwithstanding anything to the contrary in this Agreement, all expenses of Parent or Merger Sub incurred in connection with any action brought by Parent or Merger Sub relating to any injunctions or the right to enforce specifically the terms and provisions of this Agreement provided for in the foregoing sentence shall be paid by the Company in the event that Parent is successful on the merits in such action.

        SECTION 8.05    Notices.    All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by facsimile (providing confirmation of transmission), on the next Business Day if sent by prepaid overnight carrier (providing proof of delivery), on the fifth Business Day following the date of mailing if delivered by registered or certified mail (postage prepaid, return receipt requested) or on the date delivered if sent by email (providing confirmation of receipt) to the parties at the following addresses or facsimile numbers:

        if to Parent or Merger Sub:

    c/o Lehman Brothers Merchant Banking
    399 Park Avenue
    New York, New York 10022
    Attn: Jon E. Mattson
    Telecopy No.: (646) 758-1022
    Email:     jon.mattson@lehman.com

        with a copy (for informational purposes only) to:

    c/o Lehman Brothers Merchant Banking
    399 Park Avenue, 9th Floor
    New York, New York 10022
    Attn: Ashvin B. Rao
    Telecopy No.: (646) 834-4769
    Email:     ashvin.rao@lehman.com

        and with a copy (for informational purposes only) to:

    White & Case LLP
    1155 Avenue of the Americas
    New York, NY 10023
    Attn: William F. Wynne Jr.
    Telecopy No.: (212) 819-8316
    Email:     wwynne@whitecase.com

        if to the Company:

    Angelica Corporation
    424 South Woods Mill Road
    Chesterfield, MO 63017-3406
    Attn: Steve O'Hara
    Telecopy No.: (314) 854-3949
    Email:     sohara@angelica.com

        with a copy (for informational purposes only) to:

    Stinson Morrison Hecker LLP
    1201 Walnut, Suite 2900
    Kansas City, Missouri 64106
    Attn: John A. Granda, Esq.
    Telecopy No.: (816) 691-3495
    Email:     jgranda@stinson.com

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

        SECTION 8.06    Governing Law.    This Agreement shall be governed by and construed in accordance with the Laws of the State of Missouri, without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Missouri.

        SECTION 8.07    Descriptive Headings.    The descriptive headings herein (including the Table of Contents) are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        SECTION 8.08    Parties in Interest.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement except for Section 5.07 and Section 7.04 (each of which provisions is intended to be for the benefit of the Persons referred to therein, and may be enforced by any such Persons).

        SECTION 8.09    Rules of Construction.    The parties to this Agreement have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any Laws or rule of construction providing that ambiguities in any agreement or other document will be construed against the party drafting such agreement or other document.

        SECTION 8.10    Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

        SECTION 8.11    Certain Definitions.    For purposes of this Agreement, the following terms shall have the following meanings:

          (a)   "Acceptable Confidentiality Agreement" means a confidentiality and standstill agreement that contains confidentiality and standstill provisions that are not materially less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement;

          (b)   "Affiliate" and "Associate" shall have the meanings given to such terms in Rule 12b-2 under the Exchange Act;

          (c)   "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act;

          (d)   "Business Day" shall have the meaning given to such term in Rule 14d-1(g) under the Exchange Act;

          (e)   "Confidentiality Agreement" means the confidentiality agreement, dated as of October 9, 2007, by and between the Company and Lehman Brothers Merchant Banking Partners IV L.P.;

          (f)    "Controlled Group Liability" means any and all liabilities (i) under Title IV of ERISA (as defined in Section 4001(b)(1)), (ii) under Section 302 of ERISA, (iii) under Sections 412 and 4971 of the Code and (iv) resulting from a violation of the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code or the group health plan requirements of Section 601 et seq. of the Code and Section 601 et seq. of ERISA;

          (g)   "ERISA" means the Employee Retirement Income Security Act of 1974, as amended;

          (h)   "Expenses" means all reasonable out-of-pocket expenses (including all fees and expenses of financing sources, counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and any ancillary documentation or agreement, the filing of any required notices under the HSR Act or other similar regulations and all other matters related to the closing of the Merger;

          (i)    "GAAP" shall mean United States generally accepted accounting principles;

          (j)    "hereby," "herein," "hereinafter" and similar terms shall be deemed to refer to this Agreement in its entirety, rather than to any Article, Section or other portion of this Agreement;

          (k)   "including" shall be deemed to be followed by the phrase "without limitation";

          (l)    "knowledge" of the Company means the actual knowledge of any of the executive officers and directors of the Company;

          (m)  "Liens" means any mortgages, deeds of trust, liens (statutory or other) pledges, security interests, covenants, conditions, restrictions, options, rights of first offer or refusal, charges, easements, rights-of-way, encroachments, third party rights, building or use restrictions or other encumbrances or title defects of any kind or nature, including any agreements to give any of the foregoing in the future;

          (n)   "Material Adverse Effect" means any change, effect, event, occurrence or state of facts that, individually or together with any other change, effect, event, occurrence or state of facts, is materially adverse to the business, assets, liabilities, properties, condition (financial or otherwise), operations or results of operations of the Company and its Subsidiaries, taken as a whole, other than any change, effect, event or occurrence resulting from (i) economic, financial market or geopolitical conditions in general (including the cost and availability of debt or equity financing), (ii) changes in Law or applicable accounting regulations or principles or interpretations thereof, (iii) any change in the Company's stock price or trading volume, in and of itself, (v) any outbreak or escalation of hostilities or war or any act of terrorism and (vi) the execution of this Agreement, the announcement of this Agreement and the transactions contemplated hereby and the pendency of the transactions contemplated by this Agreement (including any action or inaction as a result thereof by the Company's employees, vendors or competitors) except, in each case, to the extent the Company and its Subsidiaries, taken as a whole, are disproportionately affected thereby as compared to other companies in the healthcare linen management industry generally;

          (o)   "Permitted Liens" means (i) mechanics', carriers', workmen's, warehousemen's, repairmen's or other like Liens arising or incurred in the ordinary course of business, (ii) Liens for taxes, assessments and other governmental charges and levies that are not due and payable or that are being contested in good faith and by appropriate proceedings, (iii) Liens affecting the interest of the grantor of any easements benefiting Owned Real Property, (iv) Liens (other than liens securing indebtedness for borrowed money), minor defects or irregularities in title, easements, rights-of-way, covenants, restrictions, and other, similar matters which would have been disclosed by a current title report that would not, individually or in the aggregate, reasonably be expected to materially impair or materially interfere with the continued use and operation of the assets to which they relate in the business of the Company and its Subsidiaries as currently conducted, or materially detract from the value or marketability of the assets to which they relate for substantially similar uses and operations, (v) zoning, building and other similar codes and regulations, and (vi) any conditions that would be disclosed by a current, accurate survey and which do not materially interfere with the continued use and operation of the assets to which they relate in the business of the Company and its Subsidiaries as currently conducted;

          (p)   "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust, estate, Governmental Entity or other entity or organization;

          (q)   "Plan" means each bonus, pension, retirement, profit sharing, savings, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock or other equity-based retirement, vacation, severance, disability, death benefit, hospitalization, medical, dental or other employee benefit plan, program, policy, practice, arrangement, agreement, fund or commitment, including any "employee benefit plan" as defined in Section 3(3) of ERISA, whether or not written or subject to ERISA, and each employment, retention, consulting, change in control, salary continuation, termination or severance plan, program, policy, practice, arrangement or agreement entered into, maintained, sponsored or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries has any obligation to contribute, or with respect to which the Company or any of its Subsidiaries has any liability, direct or indirect, contingent or otherwise (including without limitation, a liability arising out of an indemnification, guarantee, hold harmless or similar agreement or any Controlled Group Liability) or otherwise providing benefits to any current, former or future employee, officer or director of the Company or any of its Subsidiaries or to any beneficiary or dependant thereof;

          (r)   "Representatives" means, when used with respect to a Person, the directors, managers, members, officers, employees, consultants, accountants, legal counsel, investment bankers, agents and other representatives of such Person, as applicable, and its Subsidiaries;

          (s)   "Subsidiary" means, when used with reference to a Person, any other Person of which voting securities, other voting rights or voting partnership interest having ordinary voting power to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interests of which) is owned directly or indirectly by such first Person; and

          (t)    "Treasury Regulations" means the regulations promulgated by the United States Department of Treasury under the Code.

        IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all at or on the day and year first above written.

CLOTHESLINE HOLDINGS, INC.
By:	/s/ LI ZHANG
	Name:	Li Zhang
	Title:	Director
CLOTHESLINE ACQUISITION CORPORATION
By:	/s/ LI ZHANG
	Name:	Li Zhang
	Title:	Director
ANGELICA CORPORATION
By:	/s/ STEPHEN O'HARA
	Name:	Stephen O'Hara
	Title:	President and Chief Executive Officer

Appendix B

May 22, 2008

Board of Directors
Angelica Corporation
424 South Woods Mill Road
Chesterfield, Missouri 63017

Gentlemen:

        We understand that Angelica Corporation (the "Company") proposes to enter into an Agreement and Plan of Merger (the "Agreement") to be dated May 22, 2008 with Clothesline Holdings, Inc., a Delaware corporation (the "Parent"), and Clothesline Acquisition Corporation, a Missouri corporation and wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub would be merged with and into the Company and each outstanding share of the Company's Common Stock, subject to the terms of the Agreement, would be converted into a right to receive $22.00 in cash (the "Proposed Transaction"). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement.

        You have requested our opinion, as investment bankers, as to the fairness, from a financial point of view, to the holders (other than Parent and Merger Sub) of the Common Stock of the Company, of the consideration to be received in the Proposed Transaction.

        In conducting our analysis and arriving at our opinion as expressed herein, we have reviewed and analyzed, among other things, the following:

  i.
  the draft dated May 20, 2008 of the Agreement;

  ii.
  the Company's Form 10-K for the period ended January 26, 2008;

  iii.
  the reported sales prices and trading activity for the Company's Common Stock;

  iv.
  certain internal information and other data relating to the Company, its business and prospects, including forecasts and projections, provided to us by management of the Company;

  v.
  certain publicly available information concerning other companies engaged in businesses which we believe to be relevant and the trading markets for certain securities of such other companies;

  vi.
  the financial terms of certain recent business combinations which we believe to be relevant; and

  vii.
  certain other proposals and indications of interest received by the Company relating to the acquisition of the Company.

        We have also met with certain officers and employees of the Company concerning its business, operations, assets, present condition and prospects and undertook such other studies, analyses and investigations as we deemed appropriate.

        In arriving at our opinion, we have, with your permission, assumed and relied upon the accuracy and completeness of the financial and other information used by us and have not attempted independently to verify such information, nor do we assume any responsibility to do so. We have assumed that the Company's forecasts and projections provided to or reviewed by us have been reasonably prepared based on the best current estimates and judgement of the Company's management as to the future financial condition and results of operations of the Company. We have made no independent investigation of any legal, accounting or tax matters affecting the Company, and have assumed the correctness of all legal, accounting and tax advice given the Company and its Board of Directors or any committee thereof. We have not conducted a physical inspection of the properties and facilities of the Company, nor have we made or obtained any independent evaluation or appraisal of such properties and facilities. We have also taken into account our assessment of general economic, market and financial conditions and our experience in similar transactions, as well as our experience in securities valuation in general. Our opinion necessarily is based upon economic, financial, political, regulatory and other conditions as they exist and can be evaluated on the date hereof and we assume no responsibility to update or revise our opinion based upon events or circumstances occurring after the date hereof. We express no opinion about the fairness of the amount or nature of any compensation to holders of options to purchase the Company's Common Stock. We also express no opinion about the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or class of such persons, relative to the compensation to the public stockholders.

        This letter and the opinion expressed herein are for the use of the Board of Directors of the Company. This opinion does not address the Company's underlying business decision to approve the Proposed Transaction, and it does not constitute a recommendation to the Company, its Board of Directors or any committee thereof, its shareholders, or any person as to any specific action that should be taken in connection with the Proposed Transaction. This opinion may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner without our prior written consent except the Company may include this opinion in its entirety in any proxy statement or information statement relating to the transaction sent to the Company's shareholders; provided that any description or reference to Morgan Joseph & Co. Inc. or this opinion included in such proxy statement or information statement shall be in form and substance reasonably acceptable to us.

        We have acted as financial advisor to the Board of Directors of the Company in connection with the Proposed Transaction and will receive a fee for our services, a portion of which is contingent upon the successful completion of the Proposed Transaction. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Morgan Joseph & Co. Inc., as part of its investment banking business, is regularly engaged in the valuation of businesses in connection with mergers, acquisitions, underwritings, private placements of listed and unlisted securities, financial restructurings and other financial services. We have acted as financial advisor to the Company in connection with various matters during the past three years, and have received fees from the Company for such services. As you are aware, (i) we have in the past acted, and may in the future act, as financial advisor to other portfolio companies of the parent company of the Parent and (ii) an executive officer of the parent company of the Parent is the owner of less than one-half of one percent of the equity of Morgan Joseph Holdings Inc. The issuance of this opinion was approved by our fairness opinion committee.

        Based upon and subject to the foregoing and such other factors as we deem relevant, it is our opinion as investment bankers that, as of the date hereof, the consideration to be received by the holders (other than Parent and Merger Sub) of the Common Stock of the Company in the Proposed Transaction is fair, from a financial point of view, to such holders.

Very truly yours, MORGAN JOSEPH & CO. INC.

Appendix C

SECTION 351.455 OF THE GENERAL AND BUSINESS CORPORATION LAW OF MISSOURI

        § 351.455. Shareholder entitled to appraisal and payment of fair value, when—remedy exclusive, when

        1.     Any shareholder shall be deemed a dissenting shareholder and entitled to appraisal under this section if such shareholder:

          (1)   Owns stock of a corporation which is a party to a merger or consolidation as of the record date for the meeting of shareholders at which the plan of merger or consolidation is submitted to a vote;

          (2)   Files with the corporation before or at such meeting a written objection to such plan of merger or consolidation;

          (3)   Does not vote in favor thereof if the shareholder owns voting stock as of such record date; and

          (4)   Makes written demand on the surviving or new corporation within twenty days after the merger or consolidation is effected for payment of the fair value of such shareholder's shares as of the day before the date on which the vote was taken approving the merger or consolidation.

        2.     The surviving or new corporation shall pay to each such dissenting shareholder, upon surrender of his or her certificate or certificates representing said shares in the case of certificated shares, the fair value thereof. Such demand shall state the number and class of the shares owned by such dissenting shareholder. Any shareholder who:

          (1)   Fails to file a written objection prior to or at such meeting;

          (2)   Fails to make demand within the twenty-day period; or

          (3)   In the case of a shareholder owning voting stock as of such record date, votes in favor of the merger or consolidation;

shall be conclusively presumed to have consented to the merger or consolidation and shall be bound by the terms thereof and shall not be deemed to be a dissenting shareholder.

        3.     Notwithstanding the provisions of subsection 1 of section 351.230, notice under the provisions of subsection 1 of section 351.230 stating the purpose for which the meeting is called shall be given to each shareholder owning stock as of the record date for the meeting of shareholders at which the plan of merger or consolidation is submitted to a vote, whether or not such shareholder is entitled to vote.

        4.     If within thirty days after the date on which such merger or consolidation was effected the value of such shares is agreed upon between the dissenting shareholder and the surviving or new corporation, payment therefor shall be made within ninety days after the date on which such merger or consolidation was effected, upon the surrender of his or her certificate or certificates representing said shares in the case of certificated shares. Upon payment of the agreed value the dissenting shareholder shall cease to have any interest in such shares or in the corporation.

        5.     If within such period of thirty days the shareholder and the surviving or new corporation do not so agree, then the dissenting shareholder may, within sixty days after the expiration of the thirty-day period, file a petition in any court of competent jurisdiction within the county in which the registered office of the surviving or new corporation is situated, asking for a finding and determination of the fair value of such shares, and shall be entitled to judgment against the surviving or new corporation for the amount of such fair value as of the day prior to the date on which such vote was taken approving such merger or consolidation, together with interest thereon to the date of such

C-1

judgment. The judgment shall be payable only upon and simultaneously with the surrender to the surviving or new corporation of the certificate or certificates representing said shares in the case of certificated shares. Upon the payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares, or in the surviving or new corporation. Such shares may be held and disposed of by the surviving or new corporation as it may see fit. Unless the dissenting shareholder shall file such petition within the time herein limited, such shareholder and all persons claiming under such shareholder shall be conclusively presumed to have approved and ratified the merger or consolidation, and shall be bound by the terms thereof.

        6.     The right of a dissenting shareholder to be paid the fair value of such shareholder's shares as herein provided shall cease if and when the corporation shall abandon the merger or consolidation.

        7.     When the remedy provided for in this section is available with respect to a transaction, such remedy shall be the exclusive remedy of the shareholder as to that transaction, except in the case of fraud or lack of authorization for the transaction.

C-2

Appendix D

VOTING AGREEMENT

        VOTING AGREEMENT, dated as of May 22, 2008 (this "Agreement"), by and between Clothesline Holdings, Inc., a Delaware corporation ("Parent"), and Steel Partners II, L.P. (the "Stockholder"), a shareholder of Angelica Corporation, a Missouri corporation (the "Company"). Unless otherwise indicated, capitalized terms not defined herein have the meanings given to them in the Merger Agreement.

WITNESSETH:

        WHEREAS, concurrently with the execution of this Agreement, Parent, Clothesline Acquisition Corporation, a Missouri corporation ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into the Company and the Company will be the surviving corporation in the merger and will be a wholly owned subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Merger Agreement (the "Merger");

        WHEREAS, as of the date hereof, the Stockholder is a shareholder of the Company and, with respect to the Merger, has the power to vote or direct the voting of 1,792,770 shares of the common stock, par value $1.00 per share, of the Company beneficially owned (as defined under Rule 13d-3 of the Exchange Act) by the Stockholder, which represent all of the shares of common stock of the Company owned by the Stockholder as of the date hereof (collectively, the "Shares" and, together with any additional securities of the Company described in Section 1.2, being referred to herein as the "Subject Shares");

        WHEREAS, prior to the date hereof, the Board of Directors of the Company (the "Company Board") has approved this Agreement and the transactions contemplated hereby; and

        WHEREAS, as a material inducement to enter into the Merger Agreement and to consummate the Merger, Parent desires the Stockholder to agree, and the Stockholder is willing to agree (i) subject to the terms of this Agreement, including, without limitation, Section 6 of this Agreement, to Vote (as defined in Section 1.1(b) below) or cause to be Voted the Subject Shares in favor of the Merger and so as to facilitate the consummation of the Merger and (ii) to comply in all respects with all of the terms of this Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.
Voting of Subject Shares.

        Section 1.1    Voting Agreement.

        (a)   At every meeting of the shareholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of the Company with respect to any of the following, the Stockholder shall Vote or cause to be Voted the Subject Shares in favor of the authorization and approval of the Merger Agreement, the Merger and each of the other transactions contemplated thereby and any other action necessary for the consummation thereof. Furthermore, the Stockholder shall not enter into any agreement, arrangement or understanding with any Person to Vote or give instructions inconsistent with this Section 1.1(a), and shall not take any other action that would, or would reasonably be expected to, in any manner compete with, interfere with, impede, frustrate, prevent, burden, delay or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; provided, however, that the foregoing shall not prevent the

Stockholder from engaging in Permitted Open Market Transactions and Permitted Private Transactions (each as defined below).

        (b)   In addition to the foregoing, at any meeting of the Company shareholders or at any adjournment or postponement thereof or in any other circumstances upon which their Vote, consent or other approval is sought, the Stockholder shall Vote (or cause to be Voted) all of the Subject Shares against (i) the approval of any Acquisition Proposal or the authorization of any agreement relating to any Acquisition Proposal or (ii) any amendment of the Company's Certificate of Incorporation or Bylaws or any other action, agreement, proposal or transaction involving the Company or any of its Subsidiaries which amendment or other action, agreement, proposal or transaction would, or would reasonably be expected to, result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company contained in the Merger Agreement that is reasonably likely to result in any of the conditions to Parent's or the Merger Sub's obligations under the Merger Agreement not to be fulfilled or (y) the Stockholder contained in this Agreement or would, or would reasonably be expected to, in any material manner compete with, interfere with, impede, frustrate, prevent, burden, delay or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement. For purposes of this Agreement, "Vote" shall mean voting in person or by proxy in favor of or against any action, otherwise consenting or withholding consent in respect of any action or taking other action in favor of or against any action; "Voting" and "Voted" shall have correlative meanings. Any such Vote shall be cast or consent shall be given for purposes of this Section 1 in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording in accordance herewith the results of such Vote or consent.

        Section 1.2    Adjustments; Additional Shares.    In the event (a) of any stock dividend, stock split, recapitalization, reclassification, subdivision, combination or exchange of shares on, of or affecting the Shares (or any Subject Shares acquired by the Stockholder after the date hereof), or (b) that the Stockholder shall have become the beneficial owner of any additional shares of common stock or other securities of the Company, then all shares of common stock or other securities of the Company held by the Stockholder immediately following the effectiveness of the events described in clause (a) or the Stockholder becoming the beneficial owner of the shares or other securities as described in clause (b), shall in each case become Subject Shares hereunder.

        Section 1.3    Waiver of Appraisal Rights.    The Stockholder hereby irrevocably and unconditionally waives any rights of appraisal, dissenters' rights or similar rights that the Stockholder may have in connection with the Merger.

2.
Transfer Restrictions and Obligations.

        Section 2.1    Lock-Up.    After the execution of this Agreement until the Expiration Date, the Stockholder will not:

  (a)
  sell, transfer, exchange, pledge, assign, hypothecate, encumber, tender or otherwise dispose of (collectively, a "Transfer"), or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other Person or enter into any contract, option or other agreement, arrangement or understanding with respect to the Transfer of, directly or indirectly, any of the Subject Shares or any securities convertible into or exercisable or exchangeable for Subject Shares, any other capital stock of the Company or any interest in any of the foregoing with any Person, or join in any registration statement under the Securities Act with respect to any of the foregoing;

  (b)
  enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Subject Shares; or

  (c)
  create or permit to exist any liens, claims, options, charges or other encumbrances on or otherwise affecting any of the Subject Shares that will be in effect as of Effective Time;

provided, however, that nothing in this Section 2.1 shall restrict the Stockholder from (i) engaging in open market sales (which, for the avoidance of doubt, shall not include sales effected over an exchange to an identifiable buyer who has publicly disclosed, or who the Stockholder knows plans or intends to make, an Acquisition Proposal (an "Acquiring Person")) of any shares of common stock (including any Shares) of the Company with broker dealers in the ordinary course of business after the record date for the shareholder vote to approve the Merger (a "Permitted Open Market Transaction") or (ii) selling any shares of common stock (including any Shares) of the Company in a private transaction to a Person (other than an Acquiring Person) who agrees to be bound by this Agreement (a "Permitted Private Transaction")

        Section 2.2    Other Obligations.    After the execution of this Agreement until the Expiration Date, the Stockholder agrees (a) not to, and not to authorize or permit any investment banker, attorney or other advisor or representative of the Stockholder to, directly or indirectly, solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal or offer with respect to any Acquisition Proposal, or negotiate, explore or otherwise engage in discussions with any Person with respect to any Acquisition Proposal, or approve, endorse or recommend any Acquisition Proposal, or enter into any agreement, arrangement or understanding with respect to any Acquisition Proposal, and (b) not to take any action which would make any representation or warranty of the Stockholder herein untrue or incorrect in any material respect. The Stockholder shall notify Parent promptly (but in any event within two (2) Business Days) of any such inquiries, proposals or offers received by, or any such discussions or negotiations sought to be initiated or continued with, the Stockholder or any of its Representatives, indicating the name of such Person and providing to Parent a summary of the material terms of such proposal or offer for an Acquisition Proposal.

3.
Representations and Warranties of the Stockholder.

        Section 3.1    Ownership of Shares.    As of the date hereof, the Stockholder represents and warrants that the Stockholder (a) is the beneficial owner of and has the sole right to Vote or direct the Voting of the Shares owned by the Stockholder with respect to the authorization and approval of the Merger Agreement and the terms thereof, and (b) does not beneficially own any shares of capital stock of the Company other than such Shares.

        Section 3.2    No Conflict.    The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not: (a) result in or constitute a violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a Lien on any assets of the Stockholder (any such conflict, violation, default, right of termination, amendment, cancellation or acceleration, loss or creation, a "Violation") pursuant to any obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or by which the Stockholder or any of the Stockholder's properties are bound or affected; or (b) result in or constitute a Violation of, or result in the creation of a Lien on or otherwise affecting any of the Subject Shares owned by the Stockholder pursuant to, any contract to which the Stockholder is a party or by which the Stockholder or any of the Stockholder's properties are bound or affected. The execution and delivery of this Agreement by the Stockholder does not, and the performance of its obligations under this Agreement by the Stockholder will not, require any consent of any Person or any Governmental Entity.

        Section 3.3    Enforceability.    The Stockholder has all requisite partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this

Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized and no other actions or proceedings by the Stockholder are necessary to authorize the executions and delivery by the Stockholder of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Parent, constitutes the legal, valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

        Section 3.4    Consent and Waiver.    No consents or waivers are required for the consummation of the Merger under the terms of (a) any agreements between the Stockholder (or any of its affiliates) and the Company (or any of its Subsidiaries) or (b) other rights that the Stockholder (or any of its affiliates) may have, except for such consents and waivers as will be obtained prior to the Effective Time. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or expiry of any related waiting period is required by or with respect to the Stockholder in connection with (i) the execution and delivery of this Agreement by the Stockholder, (ii) the execution and delivery of the Merger Agreement by the Company or (iii) the consummation of the Merger and the other transactions contemplated hereby and thereby, except for filings by the Stockholder on Schedule 13D under the Exchange Act.

        Section 3.5    Absence of Litigation.    There is no suit, action, investigation or proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder before or by any Governmental Entity that could reasonably be expected to impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

        Section 3.6    No Prior Agreements.    The Stockholder represents and warrants that no agreement, arrangement or understanding by and between the Stockholder and Parent with respect to the subject matter contained herein existed prior to the approval of this Agreement by the Company Board.

4.
Representations and Warranties of Parent.    Parent has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized and no other actions or proceedings by Parent are necessary to authorize the execution and delivery by Parent of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery of this Agreement by the Stockholder, constitutes the legal, valid and binding obligations of Parent, enforceable against Parent in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

5.
Covenants of the Stockholder.    The Stockholder hereby covenants and agrees to cooperate fully with Parent and to execute and deliver any additional documents reasonably necessary or desirable and to take such further actions, in the reasonable opinion of Parent, reasonably necessary or desirable to carry out the intent of this Agreement.

6.
Termination.    This Agreement shall terminate automatically upon and shall have no further force or effect after the earliest to occur of (a) the Effective Time and (b) the date on which the Merger Agreement has been terminated in accordance with its terms (the "Expiration Date"). Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any willful breach of this Agreement prior to such termination.

7.
Miscellaneous.

        Section 7.1    Fees and Expenses.    All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

        Section 7.2    Amendments and Modification.    This Agreement may not be amended, modified, or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

        Section 7.3    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy upon confirmation of receipt; (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service; or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

        if to Parent, to:

    c/o Lehman Brothers Merchant Banking
    399 Park Avenue, 9th Floor
    New York, NY 10022
    Attn: Jon E. Mattson
    Telecopy No.: (646) 758-1022

        with a copy (for informational purposes only) to:

    White & Case LLP
    1155 Avenue of the Americas
    New York, NY 10023
    Attn: William F. Wynne Jr.
    Telecopy No.: (212) 819-8316

        and

    Lehman Brothers Merchant Banking
    399 Park Avenue, 9th Floor
    New York, NY 10022
    Attn: Ashvin B. Rao
    Telecopy No.: (646) 834-4769

        And

        if to the Stockholder, to:

    Steel Partners II, L.P.
    590 Madison Avenue, 32nd Floor
    New York, NY 10022
    Attn: Warren G. Lichtenstein
    Telecopy No.: (212) 520-2301

        with a copy (for informational purposes only) to:

    Olshan Grundman Frome Rosenzweig & Wolosky LLP
    Park Avenue Tower
    65 East 55th Street
    New York, NY 10022
    Attn: Steve Wolosky
    Telecopy No.: (212) 451-2222

        Section 7.4    Counterparts.    This Agreement may be executed in one or more counterparts (whether delivered by facsimile or otherwise), each of which shall be considered one and the same agreement.

        Section 7.5    Entire Agreement.    This Agreement and the documents and the instruments referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof. The parties acknowledge and agree that there were no prior agreements, arrangements or understandings, either written or oral, between the parties with respect to the subject matter hereof.

        Section 7.6    Severability.    The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 7.7    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof to the extent that the general application of the laws of another jurisdiction would be required thereby.

        Section 7.8    Enforcement.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in any state or federal court located within the County of New York and any appellate court thereof, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties (a) consents to submit itself to the exclusive personal jurisdiction of the aforesaid courts in the event any dispute arises out of this Agreement or any of the transactions contemplated thereby and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. PARENT AND THE STOCKHOLDER EACH IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        Section 7.9    Extension, Waiver.    At any time prior to the Expiration Date, the parties to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party to this Agreement, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance by the other party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this

Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

        Section 7.10    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties to this Agreement (whether by operation of law or otherwise) without the prior written consent of the other party to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Shares are transferred, other than in a Permitted Open Market Transaction, prior to the termination of this Agreement.

        Section 7.11    Effect of Headings.    The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

        Section 7.12    Cooperation.    If any notices, approvals or filings are required with any Governmental Entity in order to allow the parties hereto to effectively carry out the transactions contemplated by this Agreement, the Stockholder and Parent shall cooperate in making such notices or filings or in obtaining such approvals.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

CLOTHESLINE HOLDINGS, INC.
By:	/s/ LI ZHANG Name: Li Zhang Title: Director
STEEL PARTNERS II, L.P.
By:	Steel Partners II GP LLC, its General Partner
By:	/s/ WARREN G. LICHTENSTEIN Name: Warren G. Lichtenstein Title: Managing Member

[Signature Page—Voting Agreement]

PRELIMINARY FORM OF PROXY

ANGELICA CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

[                  ] [    ], 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated June     , 2008 and hereby appoints [            ] and any one or more of them with full power of substitution, as a Proxy or Proxies to vote, as designated on the reverse side, all the shares of Common Stock of Angelica Corporation the undersigned is entitled to vote at the special meeting of shareholders of Angelica to be held on [                   ] [    ], 2008, or any adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

        When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder. If no instructions are specified, this proxy, if signed, will be voted "FOR" on Proposals 1 and 2 on the reverse side. If any other business is properly presented at the special meeting, this proxy will be voted by the above named proxies in their discretion. At the present time, the board of directors knows of no other business to be presented at the special meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED PREPAID ENVELOPE.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF

ANGELICA CORPORATION

[                  ] [    ], 2008

BY MAIL:	BY TELEPHONE	THROUGH THE INTERNET
Mark, sign and date your proxy card and return it in the enclosed envelope to: D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005	(Available until 11:59, Eastern
Time, on [                 ] [    ], 2008)
Call toll-free [(800)                ] on
any touch-tone telephone to
authorize the voting of your shares.
You may call 24 hours a day, 7 days
a week. You will be prompted to
follow simple instructions. There is no
charge to you for the call.	(Available until 11:59, Eastern
Time, on [                 ] [    ], 2008)
Access website at
[                                    ]
to authorize the voting of your
shares. You may access the site 24
hours a day, 7 days a week. You will
be prompted to follow simple
instructions.

V  Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Approval of the Agreement and Plan of Merger, dated as of May 22, 2008, by and among Angelica Corporation, Parent and Merger Sub.
For	Against	Abstain
☐	☐	☐
2. Approval of the grant to the proxyholders of the authority to vote in their discretion to adjourn the special meeting to a later date to solicit additional proxies.
For	Against	Abstain
☐	☐	☐

Should the undersigned be present and elect to vote at the Special Meeting or any postponement or adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the Shareholder's decision to terminate this proxy, then the power of such proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders, by filing of a later-dated proxy to vote on the proposals at the Special Meeting, or by logging onto the Internet website specified above or by calling the telephone number specified above.
Please complete, date and sign this proxy and return it promptly in the enclosed postage paid envelope.

☐	Please mark this box if you plan to attend the Special Meeting.
Signature of Shareholder	Date	Signature of Shareholder	Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION
ANGELICA CORPORATION
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To be held , 2008
TABLE OF CONTENTS
ANGELICA CORPORATION PROXY STATEMENT SPECIAL MEETING OF SHAREHOLDERS , 2008 QUESTIONS AND ANSWERS ABOUT THE MERGER
SUMMARY TERM SHEET
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
THE COMPANIES
THE SPECIAL MEETING
THE MERGER
THE MERGER AGREEMENT
THE VOTING AGREEMENT
MARKET PRICES AND DIVIDENDS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SHAREHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
  Appendix A
TABLE OF CONTENTS
Glossary of Defined Terms
  Appendix B
  Appendix C
SECTION 351.455 OF THE GENERAL AND BUSINESS CORPORATION LAW OF MISSOURI
  Appendix D